[GRAPHIC OMITTED]                                        [GRAPHIC OMITTED]
Warburg Pincus Funds                              Credit Suisse/Asset Management


INTERNATIONAL GROWTH FUND

EMERGING MARKETS II FUND

EUROPEAN EQUITY FUND

U.S. CORE EQUITY FUND

GLOBAL TELECOMMUNICATIONS FUND

SELECT ECONOMIC VALUE EQUITY FUND

LONG-SHORT MARKET NEUTRAL FUND

LONG-SHORT EQUITY FUND

U.S. CORE FIXED INCOME FUND

STRATEGIC GLOBAL FIXED INCOME FUND

HIGH YIELD FUND

MUNICIPAL BOND FUND

                          AUGUST 31, 1999 ANNUAL REPORT

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. Institutional shareholders may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Funds, P.O. Box 8500, Boston, MA 02266-8500. Common shareholders may obtain additional copies by calling 800-927-2874 or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities,Inc., Distributor, 466 Lexington Avenue,New York, NY 10017. Telephone: 800-888-6878. Warburg Pincus Funds is a division of Credit Suisse Asset Management Securities, LLC.

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF AUGUST 31, 1999; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC (CSAM) OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

                    WARBURG PINCUS INTERNATIONAL GROWTH FUND
                           PORTFOLIO MANAGERS' LETTER

                                                              September 15, 1999

Dear Shareholders:

We are writing to report on the results of the Warburg Pincus International Growth Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $23.47, compared to an NAV of $22.70 on August 31, 1998. As a result, the institutional shares' total return was 13.9% (assuming the reinvestment of dividends and distributions totaling $2.27 per share). By comparison, the MSCI EAFE Index ("EAFE Index") returned 26.0% during the same period.

At August 31,1999, the NAV of the Fund's common shares was $23.25, compared to an NAV of $22.56 on August 31, 1998. As a result, the common shares' total return was 13.5% (assuming the reinvestment of dividends and distributions totaling $2.26 per share). By comparison, EAFE Index returned 26.0% during the same period.

The Fund underperformed its EAFE benchmark primarily due to the effects of our exposure to Europe, Asia and Japan:

(BULLET) EUROPE. Our sectoral positioning in Europe proved unsuccessful. We adopted a defensive orientation late in the third quarter of 1998, for instance, at a time when market sentiment was intensely negative. This included the elimination of most of our holdings in major European banks. The Fund was thus heavily underweight in the latter sector during the fourth quarter, when interest-rate-sensitive companies worldwide sharply rallied as global rates fell. Our overall approach of "growth at a reasonable price" detracted from performance in the first half of 1999, furthermore, when investor preferences shifted toward value-oriented cyclical sectors.

(BULLET) ASIA. We remained prudently cautious about the ability of most Asian economies to bounce back from the severe macroeconomic downturn that struck the region in 1997 and 1998. As a result, we were largely absent from major Asian markets like Singapore and Hong Kong, both of which generated extraordinary returns during the fiscal year.

(BULLET) JAPAN. In Japan, we emphasized large blue-chip exporters such as Sony, Canon, TDK and Honda, which we believed would benefit from a weakening yen and a relatively low exposure to the depressed domestic economy. This positioning hurt performance particularly in the fourth quarter of 1998, when many of these stocks experienced profit-taking as the yen began to strengthen and investors favored the shares of the large
         Japanese banks and other sectors that had previously lagged the domestic market.

As other developments occur in the international equity markets or at Credit Suisse Asset Management, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management International Equities Management Team

Steven D. Bleiberg, Managing Director
Richard W. Watt, Managing Director
Emily Alejos, Director
Robert B. Hrabchak, Director
Alan Zlatar, Vice President

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

                    WARBURG PINCUS INTERNATIONAL GROWTH FUND
                      PORTFOLIO MANAGERS' LETTER (CONCLUDED

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS INTERNATIONAL GROWTH INSTITUTIONAL SHARES AND THE MSCI EAFE INDEX 1 FROM INCEPTION (9/30/92) AND AT EACH QUARTER END. (UNAUDITED)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Warburg Pincus
                      International Growth                      MSCI EAFE
                      Institutional Shares                       Index 1

10/01/92                   $10,000                               $10,000
11/30/92                   $ 9,947                               $ 9,571
02/28/93                   $10,173                               $ 9,918
05/31/93                   $11,520                               $12,062
08/31/93                   $12,487                               $12,962
11/30/93                   $12,447                               $11,928
02/28/94                   $14,154                               $13,841
05/31/94                   $13,349                               $13,735
08/31/94                   $14,264                               $14,405
11/30/94                   $13,432                               $13,732
02/28/95                   $11,741                               $13,258
05/31/95                   $12,834                               $14,451
08/31/95                   $13,115                               $14,517
11/30/95                   $12,849                               $14,815
02/29/96                   $13,849                               $15,539
 5/31/96                   $14,426                               $16,041
 8/31/96                   $14,008                               $15,706
11/30/96                   $14,701                               $16,606
 2/28/97                   $15,165                               $16,090
 5/31/97                   $15,940                               $17,303
 8/31/97                   $16,240                               $17,179
11/30/97                   $16,693                               $16,588
 2/28/98                   $18,790                               $18,633
 5/31/98                   $20,823                               $19,278
 8/31/98                   $18,956                               $17,201
11/30/98                   $19,650                               $19,370
 2/28/99                   $19,923                               $19,610
 5/31/99                   $19,537                               $20,175
 8/31/99                   $21,588                               $21,678

          INSTITUTIONAL SHARES
          --------------------
             AVERAGE ANNUAL
             TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
  One Year                 13.88%
  Three Years              15.51%
  Five Years                8.64%
  From Inception
  (9/30/92)                11.76%

COMPARISON  OF CHANGE  IN VALUE OF  $10,000  INVESTMENT  IN THE  WARBURG  PINCUS
INTERNATIONAL GROWTH COMMON SHARES AND THE MSCI EAFE INDEX 1 FROM INCEPTION (11/1/96)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Warburg Pincus
                      International Growth                      MSCI EAFE
                          Common Shares                         Index 1

11/1/96                      $10,000                            $10,000
11/30/96                     $10,356                            $10,369
02/28/97                     $10,673                            $10,046
05/31/97                     $11,208                            $10,803
08/31/97                     $11,414                            $10,726
11/30/97                     $11,728                            $10,357
02/28/98                     $13,189                            $11,634
05/31/98                     $14,596                            $12,037
08/31/98                     $13,278                            $10,740
11/30/98                     $13,754                            $12,094
2/28/99                      $13,939                            $12,244
5/31/99                      $13,660                            $12,597
8/31/99                      $15,073                            $13,535

             COMMON SHARES
             -------------
            AVERAGE ANNUAL
             TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
  One Year                  13.52%
  From Inception
  (11/1/96)                 15.59%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The Morgan Stanley Europe, Australia and Far East Index is an unmanaged index (with no defined investment objective) of equities that includes reinvestments of dividends, and is the exclusive property of Morgan Stanley Capital Co., Incorporated.

                    WARBURG PINCUS INTERNATIONAL GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------

COMMON STOCKS -- 97.7%
AUSTRALIA -- 1.8%
  BANKING -- 0.4%
   National Australia Bank, Ltd.# ................        160,200   $  2,418,110
                                                                    ------------
  BROADCASTING & PUBLISHING -- 0.3%
   Publishing & Broadcasting, Ltd.                        331,538      1,947,658
                                                                    ------------
  BUSINESS & PUBLIC SERVICES -- 0.0%
   ecorp Limited** ...............................             66             83
                                                                    ------------
  ENERGY SOURCES -- 0.6%
   Broken Hill Proprietary Co., Ltd. .............        396,073      4,252,298
                                                                    ------------
  MULTI-INDUSTRY -- 0.3%
   Southcorp Limited .............................        474,903      1,784,066
                                                                    ------------
  REAL ESTATE -- 0.2%
   Lend Lease Corp., Ltd. ........................        138,380      1,687,754
                                                                    ------------
   TOTAL AUSTRALIA ...............................                    12,089,969
                                                                    ------------
BRAZIL -- 0.3%
  ENERGY SOURCES -- 0.3%
   Petroleo Brasileiro S.A. ADR** ................        160,200      2,142,162
                                                                    ------------
   TOTAL BRAZIL ..................................                     2,142,162
                                                                    ------------
CHILE -- 0.1%
  TELECOMMUNICATIONS -- 0.1%
   Compania de Telecomunicaciones
     de Chile S.A. ADR#** ........................         29,000        652,500
                                                                    ------------
   TOTAL CHILE                                                           652,500
 .................................................                  ------------
CHINA -- 0.2%
  METALS - STEEL -- 0.2%
   China Steel Corp. ADR .........................         71,400      1,292,340
                                                                    ------------
   TOTAL CHINA ...................................                     1,292,340
                                                                    ------------
FINLAND -- 2.6%
  ELECTRICAL & ELECTRONICS -- 1.8%
   Nokia Oyj .....................................        145,262     12,120,893
                                                                    ------------
  FOREST PRODUCTS & PAPER -- 0.8%
   UPM-Kymmene Oyj# ..............................        167,249      5,785,359
                                                                    ------------
   TOTAL FINLAND .................................                    17,906,252
                                                                    ------------
FRANCE -- 15.9%
  AUTOMOBILES -- 0.9%
   Renault S.A. ..................................        116,344      6,267,144
                                                                    ------------
  BANKING -- 2.5%
   Banque Nationale de Paris -
     CVG** .......................................         24,869        218,280
   Banque Nationale de Paris#                             133,538     10,211,721
   Compagnie Financiere de
     Paribas .....................................             18          1,914
   Credit Lyonnais S.A.** ........................        219,812      6,732,943
                                                                    ------------
                                                                      17,164,858
                                                                    ------------

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
FRANCE -- (CONTINUED)
  BUSINESS & PUBLIC SERVICES -- 2.8%
   Cap Gemini S.A.# ..............................         37,571   $  6,448,543
   Suez Lyonnaise des Eaux .......................         25,064      4,180,113
   Vivendi# ......................................        112,167      8,660,401
                                                                     -----------
                                                                      19,289,057
                                                                     -----------
  ELECTRICAL & ELECTRONICS -- 1.2%
   Alcatel .......................................         52,789      8,084,757
                                                                     -----------
  ELECTRONIC COMP. & INSTRUMENTS -- 1.3%
   STMicroelectronics N.V. .......................        133,388      8,854,775
                                                                     -----------
  ENERGY SOURCES -- 1.2%
   Total Fina S.A. Cl. B# ........................         65,395      8,426,746
                                                                     -----------
  FOOD & HOUSEHOLD PRODUCTS -- 1.2%
   Groupe Danone .................................         32,993      8,161,391
                                                                     -----------
  HEALTH & PERSONAL CARE -- 0.6%
   Rhone-Poulenc S.A. ............................         83,431      4,046,549
                                                                     -----------
  INSURANCE -- 1.1%
   AXA S.A. ......................................         62,145      7,732,270
                                                                     -----------
  MERCHANDISING -- 1.6%
   Carrefour S.A.# ...............................         66,166     10,762,449
                                                                     -----------
  RECREATION & OTHER CONSUMER GOODS -- 1.5%
   Louis Vuitton Moet Hennessy# ..................         32,701      9,950,841
                                                                     -----------
   TOTAL FRANCE ..................................                   108,740,837
                                                                     -----------
GERMANY -- 7.7%
  BANKING -- 1.2%
   Deutsche Bank AG                                       116,772      7,949,085
                                                                    ------------
  BUSINESS & PUBLIC SERVICES -- 0.9%
   Systeme, Anwendungen, Produkte
     in der Datenverarbeitung
     AG Pfd.                                                5,913      2,344,228
   Systeme, Anwendungen, Produkte
     in der Datenverarbeitung AG                           11,897      4,121,609
                                                                    ------------
                                                                       6,465,837
                                                                    ------------
  CHEMICALS -- 0.8%
   BASF AG                                                116,983      5,226,592
                                                                    ------------
  ELECTRICAL & ELECTRONICS -- 0.7%
   Siemans AG#                                             62,172      5,194,298
                                                                    ------------
  INSURANCE -- 0.9%
   Allianz AG Registered Shares#                           23,498      6,150,178
                                                                    ------------
  MULTI-INDUSTRY -- 1.1%
   Preussag AG#                                           128,944      7,327,215
                                                                    ------------
  TELECOMMUNICATIONS -- 1.3%
   Mannesmann AG                                           57,223      8,648,997
                                                                    ------------
  UTILITIES - ELECTRICAL & GAS-- 0.8%
   Veba AG                                                 90,003      5,670,521
                                                                    ------------
   TOTAL GERMANY                                                      52,632,723
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
GREECE -- 0.5%
  BANKING -- 0.2%
   National Bank of Greece
     S.A. GDR** ..................................        106,508   $  1,560,342
                                                                    ------------
  TELECOMMUNICATIONS -- 0.3%
   Hellenic Telecommunications
     Organization S.A. ADR#** ....................        205,320      2,117,362
                                                                    ------------
   TOTAL GREECE ..................................                     3,677,704
                                                                    ------------
Hong Kong -- 1.0%
  BANKING -- 0.2%
   Hang Seng Bank Limited ........................        120,510      1,361,861
                                                                    ------------
  MULTI-INDUSTRY -- 0.3%
   Hutchison Whampoa, Ltd. .......................         72,000        702,389
   Swire Pacific, Ltd. ...........................        242,000      1,249,747
                                                                    ------------
                                                                       1,952,136
                                                                    ------------

REAL ESTATE -- 0.3%
   Cheung Kong Holdings, Ltd. ....................        156,000      1,356,097
   Henderson Land Development Co.,
     Ltd. ........................................        160,900        851,648
                                                                    ------------
                                                                       2,207,745
                                                                    ------------
  TELECOMMUNICATIONS -- 0.2%
   China Telecom (Hong Kong),
     Ltd.** ......................................        460,800      1,433,151
                                                                    ------------
   TOTAL HONG KONG ...............................                     6,954,893
                                                                    ------------
ISRAEL -- 0.1%
  ELECTRICAL & ELECTRONICS -- 0.1%
   ECI Telecommunications, Ltd.
     ADR# ........................................         28,670        813,511
                                                                    ------------
  INVESTMENT COMPANY -- 0.0%
   Geotek Communications, Inc.
     Series M** ..................................            600              0
                                                                    ------------
   TOTAL ISRAEL ..................................                       813,511
                                                                    ------------
ITALY -- 3.1%
  BANKING -- 0.8%
   Istituto Bancario San Paolo di
     Torino S.p.A.# ..............................        406,421      5,456,036
                                                                    ------------
  ENERGY SOURCES -- 1.2%
   ENI S.p.A .....................................      1,351,474      8,122,234
                                                                    ------------
  INSURANCE -- 1.1%
   Assicurazioni Generali S.p.A. .................        219,461      7,406,000
                                                                    ------------
   TOTAL ITALY ...................................                    20,984,270
                                                                    ------------
JAPAN -- 27.4%
  APPLIANCES & HOUSEHOLD DURABLES -- 1.8%
   Aiwa Co., Ltd. ................................         48,900      1,409,356
   Morgan Stanley "Sony Corp." -
     (CPS) .......................................          1,750      3,707,468
   Sony Corp. ....................................         53,900      6,970,913
   Sony Corp. ADR ................................          1,100        140,044
                                                                    ------------
                                                                      12,227,781
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
JAPAN -- (CONTINUED)
  AUTOMOBILES -- 2.6%
   Fuji Heavy Industries, Ltd.# ..................        333,000   $  2,648,411
   Mabuchi Motor Co., Ltd.# ......................         30,248      3,763,013
   Merrill Lynch "Honda Motor
     Corp." - (CPS) ..............................          3,200      3,043,840
   Toyota Motor Corp. ............................        286,600      8,443,127
                                                                    ------------
                                                                      17,898,391
                                                                    ------------
  BANKING -- 3.0%
   Asahi Bank, Ltd. (The) ........................        409,000      2,499,325
   Bank of Tokyo - Mitsubishi, Ltd.
     (The) .......................................        310,000      4,622,789
   Sanwa Bank, Ltd. (The)# .......................        253,000      3,461,277
   Sumitomo Bank, Ltd. (The) .....................        285,000      3,899,068
   Sakura Bank, Ltd. (The) .......................        611,000      3,232,167
   Tokai Bank, Ltd. (The) ........................        397,000      2,520,138
                                                                    ------------
                                                                      20,234,764
                                                                    ------------
  BROADCASTING & PUBLISHING -- 0.3%
   Kadokawa Shoten Publishing Co.,
     Ltd. ........................................          8,700      1,944,061
                                                                    ------------
  Business & Public Services -- 2.1%
   Bellsystem 24, Inc. ...........................          1,900        953,105
   Fuji Soft ABC, Inc. ...........................         32,200      2,232,000
   Fujitsu Support & Service, Inc. ...............          8,500      2,193,967
   Konami Co., Ltd. ..............................         36,200      3,166,298
   NTT Data Corp. ................................            385      3,722,127
   Toyo Information Systems Co.,
     Ltd.# .......................................         47,000      2,036,180
                                                                    ------------
                                                                      14,303,677
                                                                    ------------
  CHEMICALS -- 1.4%
   Mitsui Chemicals Industries ...................        495,800      3,617,605
   Sumitomo Chemical Co., Ltd. ...................        442,000      2,265,600
   Takeda Chemical Industries ....................         73,000      3,661,931
                                                                    ------------
                                                                       9,545,136
                                                                    ------------
  CONSTRUCTION & HOUSING -- 0.6%
   Daiwa House Industry Co., Ltd. ................        210,000      2,106,865
   Sekisui House, Ltd. ...........................        209,000      2,243,610
                                                                    ------------
                                                                       4,350,475
                                                                    ------------
  DATA PROCESSING & REPRODUCTION-- 1.0%
   Canon, Inc. ...................................         62,000      1,809,532
   Fujitsu Limited ...............................        108,000      3,161,939
   Morgan Stanley "Canon Corp." -
     (CPS) .......................................          1,860      2,068,671
                                                                    ------------
                                                                       7,040,142
                                                                    ------------
  ELECTRICAL & ELECTRONICS -- 0.9%
   Hikari Tsushin, Inc.# .........................          6,500      3,426,619
   NEC Corp.# ....................................        156,000      2,532,615
                                                                    ------------
                                                                       5,959,234
                                                                    ------------
                 See Accompanying Notes to Financial Statements

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
JAPAN -- (CONTINUED)
  ELECTRONIC COMP. & INSTRUMENTS -- 2.7%
   Fanuc, Ltd. ...................................         41,300   $  2,486,100
   Hoya Corp. ....................................         24,000      1,435,951
   I-O Data Device, Inc. .........................         12,300        445,369
   Nemic-Lambda K.K. .............................         11,300        608,072
   NIDEC Corp.# ..................................         10,300      2,028,217
   Rohm Co., Ltd. ................................         27,700      5,507,581
   TDK Corp. .....................................         28,100      3,408,651
   Tokyo Seimitsu Co., Ltd. ......................         24,500      2,413,318
                                                                    ------------
                                                                      18,333,259
                                                                    ------------
  FINANCIAL SERVICES -- 2.4%
   Acom Company, Ltd.# ...........................         37,700      3,820,147
   Daiwa Securities Group, Inc.# .................        174,000      1,572,706
   Jafco Co., Ltd. ...............................         25,000      1,901,650
   Nichiei Co., Ltd.# ............................         32,468      2,990,898
   Nomura Securities Co., Ltd. (The) .............        298,000      4,362,304
   Orix Corp.# ...................................         21,200      2,037,986
                                                                    ------------
                                                                      16,685,691
                                                                    ------------
  FOOD & HOUSEHOLD PRODUCTS -- 0.5%
   Kao Corp. .....................................         94,000      2,666,324
   Yakult Honsha Co., Ltd. .......................         69,000      1,000,624
                                                                    ------------
                                                                       3,666,948
                                                                    ------------
  INDUSTRIAL COMPONENTS -- 0.4%
   Minebea Company# ..............................        151,000      1,817,923
   Sumitomo Rubber Industries,
     Ltd. ........................................        140,000        962,773
                                                                    ------------
                                                                       2,780,696
                                                                    ------------
  MERCHANDISING -- 1.4%
   Avex, Inc. ....................................          1,800        356,252
   Don Quijote Co., Ltd.# ........................          4,200        907,867
   FamilyMart Co., Ltd. ..........................         56,400      2,890,947
   Ito-Yokado Co., Ltd.# .........................         42,000      3,087,514
   Ryohin Keikaku Co., Ltd. - New ................          3,900        768,322
   Ryohin Keikaku Co., Ltd.# .....................          3,900        782,550
   Shimamura Co. .................................          5,500        727,370
                                                                    ------------
                                                                       9,520,822
                                                                    ------------
  REAL ESTATE -- 0.5%
   Sumitomo Realty & Development
     Co., Ltd.# ..................................        793,000      3,175,136
                                                                    ------------
  RECREATION & OTHER CONSUMER GOODS-- 1.9%
   Aruze Corp. ...................................         17,000      1,612,527
   Heiwa Corp. ...................................         41,700      1,262,696
   Nintendo Co., Ltd. ............................         42,900      7,434,222
   Noritsu Koki Co., Ltd. ........................         11,000        487,589
   Sankyo Co., Ltd. ..............................         30,400      2,290,226
                                                                    ------------
                                                                      13,087,260
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
JAPAN -- (CONTINUED)
  TELECOMMUNICATIONS -- 2.2%
   Nippon Telegraph & Telephone ..................            967   $ 10,848,163
   NTT Mobile Communication
     Network, Inc.# ..............................             36        597,583
   NTT Mobile Communication
     Network, Inc. - New .........................            200      3,301,667
                                                                    ------------
                                                                      14,747,413
                                                                    ------------
  TEXTILES & APPAREL -- 0.3%
   WORLD Co., Ltd.# ..............................         14,900      1,732,691
                                                                    ------------
  TRANSPORTATION - ROAD & RAIL -- 0.4%
   Nippon Express Co., Ltd. ......................        390,000      2,977,246
                                                                    ------------
  TRANSPORTATION - SHIPPING -- 0.1%
   Mitsui O.S.K. Lines Ltd. ......................        418,000        800,609
                                                                    ------------
  WHOLESALE & INTERNATIONAL TRADE -- 0.9%
   Softbank Corp. ................................         18,200      6,241,427
                                                                    ------------
   TOTAL JAPAN ...................................                   187,252,859
                                                                    ------------
MEXICO -- 1.1%
  MERCHANDISING -- 0.3%
   Cifra S.A. de C.V. Cl. V ADR#** ...............         94,020      1,567,877
                                                                    ------------
  TELECOMMUNICATIONS -- 0.8%
   Cemex S.A. de C.V., Cl. A ADR .................          6,745         59,980
   Cemex S.A. de C.V., Cl. B ADR .................        175,600      1,559,644
   Telefonos de Mexico S.A.,Cl. L
     ADR .........................................         53,900      4,008,813
                                                                    ------------
                                                                       5,628,437
                                                                    ------------
   TOTAL MEXICO ..................................                     7,196,314
                                                                    ------------
NETHERLANDS -- 4.5%
  APPLIANCES & HOUSEHOLD DURABLES -- 1.3%
   Koninklijke Philips Electronics
     N.V. ........................................         84,521      8,708,581
                                                                    ------------
  BROADCASTING & PUBLISHING -- 1.0%
   VNU Verenigd Bezit ............................        177,491      6,805,162
                                                                    ------------
  CHEMICALS -- 1.0%
   Akzo Nobel N.V. ...............................        147,159      6,846,810
                                                                    ------------
  FINANCIAL SERVICES -- 0.6%
   ING Groep N.V.# ...............................         71,496      3,919,265
                                                                    ------------
  INSURANCE -- 0.6%
   Fortis (NL) N.V. ..............................        123,457      4,179,259
                                                                    ------------
   TOTAL NETHERLANDS .............................                    30,459,077
                                                                    ------------
PORTUGAL -- 1.2%
  Telecommunications -- 1.2%
   Portugal Telecom S.A. .........................        190,205      7,953,585
                                                                    ------------
   TOTAL PORTUGAL ................................                     7,953,585
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
SINGAPORE -- 0.7%
  ELECTRONIC COMP. & INSTRUMENTS-- 0.2%
   Natsteel Electronics, Ltd. ....................        231,100   $  1,152,571
                                                                    ------------
  REAL ESTATE -- 0.4%
   City Developments, Ltd. .......................        208,790      1,264,440
   DBS Land, Ltd. ................................        835,387      1,904,615
                                                                    ------------
                                                                       3,169,055
                                                                    ------------
  TRANSPORTATION - AIRLINES -- 0.1%
   Singapore Airlines, Ltd. ......................         85,300        800,192
                                                                    ------------
   TOTAL SINGAPORE ...............................                     5,121,818
                                                                    ------------
SOUTH AFRICA -- 0.6%
  BEVERAGES & TOBACCO -- 0.2%
   South African Breweries plc ...................        186,303      1,531,634
                                                                    ------------
  INSURANCE -- 0.2%
   Liberty Life Association of Africa,
     Ltd. ........................................         80,540        944,205
                                                                    ------------
  MULTI-INDUSTRY -- 0.2%
   Anglo American plc ............................         23,431      1,289,856
                                                                    ------------
  REAL ESTATE -- 0.0%
   Liberty International plc .....................         37,551        280,930
                                                                    ------------
   TOTAL SOUTH AFRICA ............................                     4,046,625
                                                                    ------------
SOUTH KOREA -- 1.4%
  APPLIANCES & HOUSEHOLD DURABLES -- 0.1%
   Samsung Electronics Co.
     GDR#** ......................................          5,948        552,867
                                                                    ------------
  METALS - STEEL -- 0.2%
   Pohang Iron & Steel Company,
     Ltd. ADR# ...................................         42,421      1,558,972
                                                                    ------------
  TELECOMMUNICATIONS -- 0.5%
   Korea Telecom Corp. ADR** .....................         76,400      2,483,000
   SK Telecom Co., Ltd. ADR** ....................         90,080      1,019,030
                                                                    ------------
                                                                       3,502,030
                                                                    ------------
  UTILITIES - ELECTRICAL & GAS -- 0.6%
   Korea Electric Power Corp. ADR ................        226,520      4,077,360
                                                                    ------------
   TOTAL SOUTH KOREA .............................                     9,691,229
                                                                    ------------
SPAIN -- 2.5%
  BANKING -- 0.8%
   Banco Santander Central Hispano
     SA ..........................................        560,730      5,632,352
                                                                    ------------
  TELECOMMUNICATIONS -- 1.7%
   Telefonica S.A. ...............................        718,267     11,455,614
                                                                    ------------
   TOTAL SPAIN ...................................                    17,087,966
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
SWEDEN -- 1.9%
  ELECTRICAL & ELECTRONICS -- 0.9%
   Telefonaktiebolaget L.M. Ericsson
     Cl. B .......................................        190,997   $  6,151,667
                                                                    ------------
  INSURANCE -- 1.0%
   Skandia Forsakrings AB# .......................        332,048      6,754,524
                                                                    ------------
   TOTAL SWEDEN ..................................                    12,906,191
                                                                    ------------
SWITZERLAND -- 4.6%
  BANKING -- 1.1%
   United Bank of Switzerland S.A. ...............         26,871      7,582,161
                                                                    ------------
  ELECTRICAL & ELECTRONICS -- 0.6%
   ABB AG - Bearer#** ............................         44,281      4,515,636
                                                                    ------------
  HEALTH & PERSONAL CARE -- 1.9%
   Novartis AG Registered Shares .................          3,832      5,513,851
   Roche Holding AG ..............................            632      7,308,432
                                                                    ------------
                                                                      12,822,283
                                                                    ------------
  INSURANCE -- 1.0%
   Zurich Allied AG** ............................         11,440      6,712,755
                                                                    ------------
   TOTAL SWITZERLAND .............................                    31,632,835
                                                                    ------------
TAIWAN -- 0.8%
  ELECTRICAL & ELECTRONICS -- 0.6%
   Taiwan Semiconductor
     Manufacturing Co., Ltd.
     ADR#** ......................................        143,442      4,150,870
                                                                    ------------
  STRUCTURED INVESTMENT -- 0.2%
   Morgan Stanley Taiwan Opals ...................         12,964      1,688,302
                                                                    ------------
   TOTAL TAIWAN ..................................                     5,839,172
                                                                    ------------
UNITED KINGDOM -- 17.7%
  BANKING -- 2.9%
   Abbey National plc ............................        260,098      4,466,777
   Bank of Scotland ..............................        563,767      7,030,197
   LLoyds TSB Holdings Group plc .................        592,792      8,202,368
                                                                    ------------
                                                                      19,699,342
                                                                    ------------
  BUSINESS & PUBLIC SERVICES -- 0.6%
   Reuters Group plc .............................        308,457      4,521,030
                                                                    ------------
  ELECTRICAL & ELECTRONICS -- 1.3%
   General Electric Co. plc ......................        892,294      8,924,510
                                                                    ------------
  ENERGY SOURCES -- 4.4%
   BP Amoco plc ..................................        992,111     18,425,882
   Shell Transport & Trading Co.
     plc .........................................      1,435,614     11,449,998
                                                                    ------------
                                                                      29,875,880
                                                                    ------------
  FINANCIAL SERVICES -- 0.3%
   AMVESCAP plc ..................................        257,161      2,204,034
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

              WARBURG PINCUS INTERNATIONAL GROWTH FUND (CONCLUDED)

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                      ----------   ------------
UNITED KINGDOM -- (CONTINUED)
  HEALTH & PERSONAL CARE -- 3.0%
   Glaxo Wellcome ................................       397,059   $ 10,445,383
   SmithKline Beecham plc ........................       762,243      9,934,191
                                                                   ------------
                                                                     20,379,574
                                                                   ------------
  TELECOMMUNICATIONS -- 4.4%
   British Telecommunications plc ................       639,459      9,799,223
   Orange plc ....................................       370,125      6,243,239
   Vodafone AirTouch plc .........................       709,284     14,302,230
                                                                   ------------
                                                                     30,344,692
                                                                   ------------
  TRANSPORTATION - SHIPPING -- 0.8%
   Peninsular & Oriental Steam
     Navigation Company (The) ....................       322,344      5,289,549
                                                                   ------------
   TOTAL UNITED KINGDOM ..........................                  121,238,611
                                                                   ------------
   TOTAL COMMON STOCKS
     (Cost $595,998,532) .........................                 $668,313,443
                                                                   ------------

                                                         PAR
                                                        (000)
                                                     -----------
SHORT-TERM INVESTMENT -- 2.6%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     4.500% 09/01/99                                     $18,025   $ 18,025,000
     (Cost $18,025,000)                                            ------------

   TOTAL INVESTMENTS -- 100.3%
     (Cost $614,023,532*)                                          $686,338,443

   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- (0.3%)                                           (2,444,873)
                                                                   ------------
   TOTAL NET ASSETS-- 100.0%                                       $683,893,570
                                                                   ============

* Cost for Federal income tax purposes at August 31, 1999 is $618,110,693. The gross appreciation (depreciation) on a tax basis is as follows:
        Gross Appreciation ......................................  $ 94,064,154
        Gross Depreciation ......................................   (25,836,404)
                                                                   ------------
        Net Appreciation ........................................  $ 68,227,750
                                                                   ============
** Non-income producing securities.
#  Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
ADR ................................................American Depository Receipts
CPS ...................................................Currency Protected Shares
GDR ..................................................Global Depository Receipts
                 See Accompanying Notes to Financial Statements.

                     WARBURG PINCUS EMERGING MARKETS II FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 14, 1999

Dear Shareholders:

We are writing to report on the results of the Warburg Pincus Emerging Markets II Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31,1999, the net asset value ("NAV") of the Fund was $14.88, compared to an NAV of $10.44 on August 31, 1998. As a result, the Fund's total return was 45.1% (assuming the reinvestment of distributions totaling $0.21 per share). By comparison, the MSCI Emerging Markets Free Index ("EMF Index") returned 72.3% during the same period.

At August 31, 1999, the NAV of the Fund's common shares was $14.91, compared to an NAV of $10.48 on August 31, 1998. The common shares' total return between August 31, 1998 and August 31, 1999 was 44.7% (assuming the reinvestment of distributions totaling $0.19 per share). By comparison, the EMF Index returned 72.3% during the same period.

Several factors were responsible for the Fund's underperformance of its EMF benchmark:

(BULLET) SOUTH  KOREA.   Stock   selection  in  South  Korea  was   particularly
         ineffective, as we chose to emphasize growth-oriented Korean companies based on the impressive momentum of the nation's economic recovery. Unfortunately for the Fund, we did so during a period in which the shares of banks, brokers and other value-oriented sectors dramatically outperformed.

(BULLET) BRAZIL. Returns were subpar in Brazil, particularly in February and March. We adopted a cautious stance in Brazil following its mid-January devaluation of the real. This was due both to the harsh "contagion" effect of Asian devaluations on financial markets throughout the emerging world and the historical tendency among Latin American nations to raise interest rates in devaluationary times. This approach proved unsuccessful, however, as the real's devaluation had little impact on other markets and Brazil subsequently pursued a course of sharply reducing interest rates.

(BULLET) CASH. Prudence and long experience with the volatile nature of emerging equity markets prompted us to maintain a small -- yet meaningful -- level of the Fund's assets in cash reserves. The extraordinary performance of emerging equities caused this to be a drag on the Fund's overall return.

(BULLET) POLAND AND HUNGARY. Our choice of stocks in Poland and Hungary proved unfavorable, notably our insufficient exposure to the strong Polish banking sector.

Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

Credit Suisse Asset Management Emerging Markets Equities Management Team

Richard W. Watt, Managing Director
Steven D. Bleiberg, Managing Director
Emily Alejos, Director
Robert B. Hrabchak, Director
Alan Zlatar, Vice President

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKETS INVESTMENTS.

                     WARBURG PINCUS EMERGING MARKETS II FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS EMERGING MARKETS II INSTITUTIONAL SHARES AND THE MSCI EMERGING MARKETS FREE INDEX 1 FROM INCEPTION (1/29/93) AND AT EACH QUARTER END. (UNAUDITED)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          Warburg Pincus                      MSCI Emerging
                        Emerging Markets II                   Markets Free
                       Institutional Shares                      Index 1

02/01/93                     $10,000                            $10,000
02/28/93                     $ 9,967                            $10,159
05/31/93                     $10,707                            $10,923
08/31/93                     $12,253                            $12,443
11/30/93                     $14,507                            $14,648
02/28/94                     $16,908                            $17,058
05/31/94                     $14,691                            $15,724
08/31/94                     $16,664                            $18,257
11/30/94                     $15,722                            $17,189
02/28/95                     $11,347                            $13,765
05/31/95                     $12,552                            $15,243
08/31/95                     $12,594                            $15,263
11/30/95                     $11,718                            $14,349
02/29/96                     $12,863                            $15,795
 5/31/96                     $13,743                            $16,481
 8/31/96                     $13,013                            $15,846
11/30/96                     $13,164                            $15,817
 2/28/97                     $14,790                            $17,699
 5/31/97                     $14,460                            $17,759
 8/31/97                     $14,094                            $16,573
11/30/97                     $12,559                            $13,717
 2/28/98                     $12,767                            $14,298
 5/31/98                     $11,520                            $12,734
 8/31/98                     $ 8,039                            $ 8,360
11/30/98                     $ 9,110                            $10,644
 2/28/99                     $ 8,970                            $10,420
 5/31/99                     $10,522                            $13,175
 8/31/99                     $11,667                            $14,402

       INSTITUTIONAL SHARES
       --------------------
          AVERAGE ANNUAL
           TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
One Year                     45.12%
Three Years                  (3.58)%
Five Years                   (6.88)%
From Inception
(1/29/93)                     2.37%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS EMERGING MARKETS II COMMON SHARES AND THE MSCI EMERGING MARKETS FREE INDEX 1 FROM INCEPTION (11/1/96) AND AT EACH QUARTER END. (UNAUDITED)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Warburg Pincus                      MSCI Emerging
                      Emerging Markets II                   Markets Free
                         Common Shares                         Index 1

11/1/96                     $10,000                             $10,000
11/30/96                    $10,171                             $10,106
2/28/97                     $11,394                             $11,309
5/31/97                     $11,134                             $11,347
8/31/97                     $10,841                             $10,589
11/30/97                    $ 9,652                             $ 8,765
2/28/98                     $ 9,818                             $ 9,135
5/31/98                     $ 8,867                             $ 8,136
8/31/98                     $ 6,195                             $ 5,341
11/30/98                    $ 7,016                             $ 6,800
2/28/99                     $ 6,900                             $ 6,657
5/31/99                     $ 8,078                             $ 8,417
8/31/99                     $ 8,962                             $ 9,201

           INSTITUTIONAL SHARES
           --------------------
              AVERAGE ANNUAL
              TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
  One Year                   44.67%
  From Inception
  (11/1/96)                  (3.80)%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The Morgan Stanley Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of equities that include reinvestment of dividends and is compiled by Morgan Stanley Capital International.

                     WARBURG PINCUS EMERGING MARKETS II FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
COMMON STOCKS,
WARRANTS AND RIGHTS -- 94.7%
BRAZIL -- 3.5%
  BEVERAGES & TOBACCO -- 0.5%
   Companhia Cervejaria Brahma ...................         47,103   $     24,976
   Companhia Cervejaria Brahma
     ADR .........................................          1,160         12,252
                                                                    ------------
                                                                          37,228
                                                                    ------------
  ENERGY SOURCES -- 1.0%
   Petroleo Brasileiro S.A. ADR ..................          2,360         31,557
   Petroleo Brasileiro S.A. PN ...................        264,669         35,464
                                                                    ------------
                                                                          67,021
                                                                    ------------
  METALS - STEEL -- 0.5%
   Companhia Vale do Rio Doce
     ADR .........................................            800         17,732
   Companhia Vale do Rio Doce PN .................            752         16,702
   Companhia Vale do Rio Doce
     PN Cl. B ....................................         39,000              0
                                                                    ------------
                                                                          34,434
                                                                    ------------
  MULTI-INDUSTRY -- 0.1%
   Serrana S.A. ON ...............................         10,210          2,715
   Serrana S.A. PN ...............................         12,175          3,174
                                                                    ------------
                                                                           5,889
                                                                    ------------
  TELECOMMUNICATIONS -- 1.2%
   Telecomunicacoes Brasileiras
     S.A. PN Block ...............................            500         37,094
   Telecomunicacoes de Minas Gerais
     Celular S.A. PN .............................         71,636            586
   Telecomunicacoes de Minas Gerais
     S.A. PN .....................................         71,636          1,662
   Telecomunicacoes de Sao Paulo
     S.A. PN .....................................        505,034         44,497
   Telecomunicacoes do Rio de
     Janeiro S.A. PN .............................          8,733            125
                                                                    ------------
                                                                          83,964
                                                                    ------------
  UTILITIES - ELECTRICAL & GAS -- 0.2%
   Centrais Eletricas Brasileiras
     S.A. ADR** ..................................          2,086         16,335
                                                                    ------------
   TOTAL BRAZIL ..................................                       244,871
                                                                    ------------
CHILE -- 2.6%
  BEVERAGES & TOBACCO -- 0.3%
   Embotelladora Andina S.A. ADR,
     Series B ....................................          1,400         18,506
                                                                    ------------
  Merchandising -- 0.3%
   Distribucion Y Servicio D & S S.A.
     ADR .........................................          1,325         21,862
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
CHILE -- (CONTINUED)
  TELECOMMUNICATIONS -- 1.3%
   Compania de Telecomunicaciones
     de Chile S.A. ADR ...........................          3,802   $     85,545
                                                                    ------------
  UTILITIES - ELECTRICAL & GAS-- 0.7%
   Chilectra S.A. ADR ............................          2,167         42,525
   Gener S.A. ADR ................................            481          8,845
                                                                    ------------
                                                                          51,370
                                                                    ------------
   TOTAL CHILE ...................................                       177,283
                                                                    ------------
CHINA -- 3.0%
  METALS - STEEL -- 3.0%
   China Steel Corp. ADR#** ......................         11,300        204,530
                                                                    ------------
   TOTAL CHINA ...................................                       204,530
                                                                    ------------
COLUMBIA -- 0.0%
  BUILDING MATERIALS & COMPONENTS-- 0.0%
   Cementos Paz del Rio ADR ......................            118            710
                                                                    ------------
   TOTAL COLUMBIA ................................                           710
                                                                    ------------
GREECE -- 0.4%
  ELECTRICAL & ELECTRONICS -- 0.4%
   Intracom S.A. .................................            286         24,797
                                                                    ------------
   TOTAL GREECE ..................................                        24,797
                                                                    ------------
HONG KONG -- 3.3%
  APPLIANCES & HOUSEHOLD DURABLES -- 0.4%
   Guangdong Kelon Electrical
     Holdings Co., Ltd. ..........................         27,300         27,951
                                                                    ------------
  CHEMICALS -- 0.4%
   Yizheng Chemical Fibre Co., Ltd.
     Cl. H .......................................         96,000         28,436
                                                                    ------------
  ELECTRONIC COMP. & INSTRUMENTS -- 0.5%
   Legend Holdings, Ltd. .........................         36,000         34,772
                                                                    ------------
  MISC. MATERIALS & COMMODITIES -- 0.2%
   Yanzhou Coal Mining Co., Ltd. .................         36,000         15,879
                                                                    ------------
  MULTI-INDUSTRY -- 0.5%
   Beijing Enterprises Holdings,
     Ltd. ........................................         17,100         34,134
                                                                    ------------
  TELECOMMUNICATIONS -- 0.7%
   China Telecom (Hong Kong),
     Ltd.** ......................................         15,600         48,518
                                                                    ------------
  UTILITIES - ELECTRICAL & GAS -- 0.6%
   Shandong International Power
     Development Co., Ltd.** .....................        197,700         39,464
                                                                    ------------
   TOTAL HONG KONG ...............................                       229,154
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

                     WARBURG PINCUS EMERGING MARKETS II FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
HUNGARY -- 2.9%
  BANKING -- 0.7%
   OTP Bank GDR ..................................          1,000   $     45,698
                                                                    ------------
  ENERGY SOURCES -- 1.2%
   MOL Magyar Olaj - es Gazipari
     GDR 144A ....................................          3,200         81,508
                                                                    ------------
  TELECOMMUNICATIONS -- 1.0%
   Magyar Tavkozlesi Rt. ADR .....................          2,300         69,862
                                                                    ------------
   TOTAL HUNGARY .................................                       197,068
                                                                    ------------
INDIA -- 10.7%
  AUTOMOBILE -- 0.2%
   Mahindra & Mahindra Ltd.
     Participation Notes .........................          1,750         16,588
                                                                    ------------
  BANKING -- 1.3%
   Infosys Technologies, Ltd. ADR ................            900         89,269
                                                                    ------------
  BEVERAGES & TOBACCO -- 1.5%
   ITC Agro-Tech, Ltd. GDR .......................          3,500        107,275
                                                                    ------------
  CHEMICALS -- 0.9%
   Reliance Industries Ltd.
     144A GDR ....................................          5,304         59,272
                                                                    ------------
  ELECTRICAL & ELECTRONICS -- 0.8%
   Bharat Heavy Electricals Ltd.
     Participation Notes .........................          8,035         58,692
                                                                    ------------
  ENERGY SOURCES -- 2.8%
   Hindustan Petroleum Corporation
     Ltd. Participation Notes ....................         32,400        191,383
                                                                    ------------
  HEALTH & PERSONAL CARE -- 0.9%
   Ranbaxy Laboratories, Ltd. 144A
     GDR .........................................          2,500         65,275
                                                                    ------------
  INVESTMENT COMPANY -- 0.7%
   Morgan Stanley India Investment
     Fund, Inc. ..................................          4,200         52,237
                                                                    ------------
  MACHINERY & ENGINEERING -- 0.3%
   Larsen & Toubro Ltd. Participation
     Notes .......................................          2,093         18,852
                                                                    ------------
  METALS - NON-FERROUS -- 0.9%
   Hindalco Industries Ltd. GDR ..................          2,300         63,538
                                                                    ------------
  TELECOMMUNCATIONS -- 0.4%
   Mahanagar Telephone Nigam, Ltd.
     144A GDR ....................................          2,700         29,363
                                                                    ------------
   TOTAL INDIA ...................................                       751,744
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
INDONESIA -- 2.6%
  BANKING -- 0.0%
   P.T. Bank Dagang Nasional
     Indonesia Warrants **/*** ...................            400   $          0
   P.T. Bank International
     Indonesia *** ...............................             34              0
   P.T. Bank International Indonesia
     Options .....................................            100              0
   P.T. Bank International Indonesia
     Warrants ....................................              4              0
                                                                    ------------
                                                                               0
                                                                    ------------
  BEVERAGES & TOBACCO -- 1.2%
   P.T. Hanjaya Mandala Sampoerna
     Tbk .........................................         40,000         83,129
                                                                    ------------
  FOOD & HOUSEHOLD PRODUCTS -- 0.7%
   P.T. Indofood Sukses Makmur
     Tbk .........................................         48,000         51,285
                                                                    ------------
  TELECOMMUNICATIONS -- 0.7%
   P.T. Telekomunikasi Indonesia .................         79,300         30,481
   P.T. Telekomunikasi Indonesia
     ADR .........................................          2,400         18,450
                                                                    ------------
                                                                          48,931
                                                                    ------------
   TOTAL INDONESIA ...............................                       183,346
                                                                    ------------
ISRAEL -- 2.3%
  BANKING -- 1.0%
   Bank Hapoalim Ltd. ............................         30,408         70,111
                                                                    ------------
  BUILDING MATERIALS & COMPONENTS -- 0.9%
   Check Point Software Technologies,
     Ltd.** ......................................            800         61,700
                                                                    ------------
  HEALTH & PERSONAL CARE -- 0.4%
   Teva Pharmaceutical Industries Ltd.
     ADR .........................................            600         28,237
                                                                    ------------
   TOTAL ISRAEL ..................................                       160,048
                                                                    ------------
MEXICO -- 9.9%
  BEVERAGES & TOBACCO -- 0.5%
   Grupo Modelo S.A. de C.V.
     Cl. C .......................................         13,403         35,893
                                                                    ------------
  BROADCASTING & PUBLISHING -- 1.6%
   Grupo Televisa S.A. de C.V.
     GDS .........................................          3,001        109,161
                                                                    ------------
  BUILDING MATERIALS & COMPONENTS -- 1.2%
   Cementos Mexicanos S.A. de C.V.
     Cl. B** .....................................         18,349         81,603
                                                                    ------------
  HEALTH & PERSONAL CARE -- 1.0%
   Kimberly-Clark de Mexico S.A. de
     C.V. Cl. A ..................................         22,437         71,240
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
MEXICO -- (CONTINUED)
  MERCHANDISING -- 1.8%
   Cifra S.A. de C.V. Cl. V ADR** ................          7,483   $    124,786
                                                                    ------------
  TELECOMMUNICATIONS -- 3.8%
   Telefonos de Mexico S.A., Cl.
     L ADR .......................................          3,500        260,312
                                                                    ------------
   TOTAL MEXICO ..................................                       682,995
                                                                    ------------
PHILIPPINES -- 1.6%
  REAL ESTATE -- 0.4%
   SM Prime Holdings .............................        118,500         21,804
                                                                    ------------
  TELECOMMUNICATIONS -- 0.9%
   Philippine Long Distance Telephone
     Company ADR .................................          2,701         63,980
                                                                    ------------
  UTILITIES - ELECTRICAL & GAS-- 0.3%
   Manila Electric Company .......................          7,400         22,009
                                                                    ------------
   TOTAL PHILIPPINES .............................                       107,793
                                                                    ------------
POLAND -- 2.0%
  BANKING -- 0.7%
   Bank Handlowy W. Warszawie
     144A ADR ....................................          1,303         18,815
   Bank Rozwoju Eksportu S.A. ....................            871         28,436
                                                                    ------------
                                                                          47,251
                                                                    ------------
  METALS - NON-FERROUS -- 0.4%
   KGHM Polska Miedz S.A. ........................          4,183         26,998
                                                                    ------------

MULTI-INDUSTRY -- 0.3%
   Elektrim Spolka Akcyjna S.A. ..................          1,634         20,518
                                                                    ------------
  TELECOMMUNICATIONS -- 0.6%
   Telekomunikacja Polska GDR ....................          6,450         43,736
                                                                    ------------
   TOTAL POLAND ..................................                       138,503
                                                                    ------------
RUSSIA -- 0.8%
  Energy Sources -- 0.8%
   Lukoil Holding ADR ............................            900         27,000
   Surgutneftegaz ADR ............................          3,800         30,020
                                                                    ------------
                                                                          57,020
                                                                    ------------
   TOTAL RUSSIA ..................................                        57,020
                                                                    ------------
SINGAPORE -- 0.5%
  BANKING -- 0.0%
   Oversea-Chinese Banking Corp.
     Ltd. *** ....................................            231          1,618
                                                                    ------------
  BROADCASTING & PUBLISHING -- 0.0%
   Singapore Press Holdings Ltd.*** ..............             39            648
                                                                    ------------
  FOREST PRODUCTS & PAPER -- 0.5%
   Asia Pulp & Paper Co. Ltd. ADR** ..............          4,200         32,025
   Asia Pulp & Paper Warrants** ..................          1,060          1,458
                                                                    ------------
                                                                          33,483
                                                                    ------------
   TOTAL SINGAPORE ...............................                        35,749
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
SOUTH AFRICA -- 6.4%
  BANKING -- 0.8%
   Nedcor Limited ................................          2,876   $     57,219
   Nedcor Rights .................................          3,476              6
                                                                    ------------
                                                                          57,225
                                                                    ------------
  BEVERAGES & TOBACCO -- 1.0%
   South African Breweries plc ...................          8,148         66,986
                                                                    ------------
  BUSINESS & PUBLIC SERVICES -- 1.1%
   Dimension Data Holdings Ltd. ..................         17,282         71,750
                                                                    ------------
  INSURANCE -- 0.9%
   Liberty Life Association of Africa,
     Ltd. ........................................          5,566         65,253
                                                                    ------------
  MULTI-INDUSTRY -- 2.6%
   Anglo American Corp. of South
     Africa  Ltd. ................................          1,367         75,252
   C.G. Smith Ltd. ...............................         26,713         71,155
   Johnnies Industrial Corp. Ltd. ................          4,960         33,845
                                                                    ------------
                                                                         180,252
                                                                    ------------
  REAL ESTATE -- 0.0%
   Liberty International plc .....................              1              7
                                                                    ------------
   TOTAL SOUTH AFRICA ............................                       441,473
                                                                    ------------
SOUTH KOREA -- 17.6%
  APPLIANCES & HOUSEHOLD DURABLES -- 3.6%
   Samsung Electronics Co. .......................          1,300        246,683
                                                                    ------------
  BANKING -- 1.1%
   Housing & Commercial Bank,
     Korea .......................................          3,400         79,494
                                                                    ------------
  ELECTRICAL & ELECTRONICS -- 3.1%
   L.G. Information & Communication
     Ltd. ........................................          2,400        214,492
                                                                    ------------
  METALS - STEEL -- 2.7%
   Pohang Iron & Steel Company, Ltd.
     ADR .........................................          5,000        183,750
                                                                    ------------
  TELECOMMUNICATIONS -- 3.8%
   Korea Telecom Corp. ...........................          1,200         75,225
   Korea Telecom Corp. ADR .......................          5,800        188,500
                                                                    ------------
                                                                         263,725
                                                                    ------------
  UTILITIES - ELECTRICAL & GAS-- 3.3%
   Korea Electric Power Corp.** ..................          2,800        104,366
   Korea Electric Power Corp.
     ADR** .......................................          7,100        127,800
                                                                    ------------
                                                                         232,166
                                                                    ------------
   TOTAL SOUTH KOREA .............................                     1,220,310
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

               WARBURG PINCUS EMERGING MARKETS II FUND (CONCLUDED)

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
TAIWAN -- 16.0%
  ELECTRIC COMP. & INSTRUMENTS -- 0.5%
   Advanced Semiconductor
     Engineering Inc. ............................          2,080   $     37,606
                                                                    ------------
  ELECTRICAL & ELECTRONICS -- 5.4%
   Taiwan Semiconductor
     Manufacturing Co., Ltd. ADR .................          7,872        227,796
   Yageo Corp. - GDR (Reg. S)** ..................         29,600        148,000
                                                                    ------------
                                                                         375,796
                                                                    ------------
  INVESTMENT COMPANIES -- 2.6%
   R.O.C. Taiwan Fund ............................         11,900         93,713
   Taiwan Fund ...................................          4,800         87,900
                                                                    ------------
                                                                         181,613
                                                                    ------------
  STRUCTURED INVESTMENT -- 6.0%
   Morgan Stanley Taiwan Opals ...................          3,200        416,736
                                                                    ------------
  TEXTILES & APPAREL -- 0.8%
   Siliconware Precision Industries
     GDR .........................................          3,868         52,411
                                                                    ------------
  TRANSPORTATION - SHIPPING -- 0.7%
   Evergreen Marine Corp. ........................          3,388         45,230
                                                                    ------------
   TOTAL TAIWAN ..................................                     1,109,392
                                                                    ------------
THAILAND -- 3.7%
  BANKING -- 1.5%
   Siam Commercial Bank Pfd.** ...................         63,800         72,360
   Siam Commerical Bank -
     Warrants ....................................         75,000         33,732
                                                                    ------------
                                                                         106,092
                                                                    ------------
  BROADCASTING & PUBLISHING -- 0.9%
   BEC World Public Co., Ltd.*** .................          9,800         58,258
                                                                    ------------
  BUILDING MATERIALS & COMPONENTS -- 0.3%
   Siam City Cement Public Co.
     Ltd.**/*** ..................................            800         20,692
                                                                    ------------
  TELECOMMUNICATIONS -- 1.0%
   Advanced Information Services
     Public Co. Ltd.*** ..........................          5,100         69,943
                                                                    ------------
   TOTAL THAILAND ................................                       254,985
                                                                    ------------
TURKEY -- 4.2%
  APPLIANCES & HOUSEHOLD DURABLES -- 1.1%
   Arcelik A.S. ..................................      3,430,668         78,917
                                                                    ------------
  BANKING -- 2.4%
   Akbank T.A.S. .................................      7,453,432         98,691
   Yapi Ve Kredi Bankasi A.S. ....................      5,235,831         68,153
                                                                    ------------
                                                                         166,844
                                                                    ------------
  MERCHANDISING -- 0.7%
   Migros Turk T.A.S. ............................        114,400         45,571
                                                                    ------------
   TOTAL TURKEY ..................................                       291,332
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
UNITED STATES -- 0.7%
  ELECTRONIC COMP. & INSTRUMENTS -- 0.7%
   Comverse Technology, Inc.** ...................            600   $     46,800
                                                                    ------------
   TOTAL UNITED STATES ...........................                        46,800
                                                                    ------------
VENEZUELA -- 0.0%
  UTILITIES - ELECTRICAL & GAS-- 0.0%
   La Electricidad de Caracas ....................              2              1
                                                                    ------------
   TOTAL VENEZUELA ...............................                             1
                                                                    ------------
   TOTAL COMMON STOCKS,
     WARRANTS AND RIGHTS
     (Cost $6,108,414) ...........................                  $  6,559,904
                                                                    ------------

                                                         PAR
                                                        (000)
                                                     -----------
SHORT-TERM INVESTMENT -- 5.8%
   BBH Grand Cayman U.S. Dollar
     Time
     4.500% 09/01/99                                   $     402   $    402,000
     (Cost $402,000)                                               ------------

   TOTAL INVESTMENTS -- 100.5%
     (Cost $6,510,414*)                                            $  6,961,904

   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- (0.5%)                                              (37,165)
                                                                   ------------
   TOTAL NET ASSETS-- 100.0%                                       $  6,924,739
                                                                   ============

   * Cost for Federal income tax purposes at August 31, 1999 is $6,658,596. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......................................     $ 814,276
        Gross Depreciation ......................................      (510,968)
                                                                      ---------
        Net Appreciation ........................................     $ 303,308
                                                                      =========
   ** Non-incoming producing.
  *** Denotes foreign shares.
    # Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
ADR ................................................American Depository Receipts
ADS ..................................................American Depository Shares
GDR ..................................................Global Depository Receipts

                 See Accompanying Notes to Financial Statements.

                       WARBURG PINCUS EUROPEAN EQUITY FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 15, 1999
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus European Equity Fund (the "Fund") from its inception of investment operations on January 28, 1999 to the end of its fiscal year on August 31, 1999.

European equity markets were fairly flat during the period, as reflected by the 0.3% return of the MSCI Europe Index1. A number of meaningful positive and negative factors tended to offset each other. On the positive side, the European Central Bank unexpectedly cut short-term interest rates in Euroland by half a percentage point in April, and there was an ongoing stream of announcements of high-profile mergers or acquisitions in a variety of industries.

The supportive effects of these and other developments, though, were ultimately canceled out by concern about U.S. interest rates and inflation; nervousness about persistent weakness in Continental economies, particularly that of Germany; disappointing weakness in the euro versus the U.S. dollar for much of the period; and the conflict in Kosovo.

The Fund's results were most favorable in France, where we owned six of the ten strongest stocks during the period. Effective country allocations included our complete absence from Belgium, overweight in Germany and underweight in Finland. Conditions proved most challenging in the U.K.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional and common shares was $9.80 and $9.79, respectively, compared to an NAV of $10.00 for both share classes on January 28, 1999 (Inception date).

Looking ahead, we are optimistic about the prospects for European equity markets. Stocks on the Continent and in the U.K. should benefit from clearer signs of economic recovery; the likelihood that Euroland interest rates will remain stable; and vibrant corporate consolidation activity.

The fundamental elements of our strategy include an emphasis on companies poised to benefit from an anticipated pick-up in economic activity, both regionally and globally. Overweight positions have been established in capital goods manufacturers, oil and oil service companies and information technology service providers, which reflect our belief that earnings will surprise on the upside as we move into the year 2000.

Geographically, we have moved to underweight the U.K., where the interest-rate environment appears less favorable than on the Continent. However, we continue to find individual U.K. companies that are poised to benefit from the trends mentioned above.

As other developments occur in the European equity markets or at Credit Suisse Asset Management, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management European Equities Management Team

Harold W. Ehrlich, Managing Director
Nancy Nierman, Director
J. H. Cullum Clark, Director

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES IN EUROPE, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN A MORE GEOGRAPHICALLY DIVERSIFIED EQUITY FUND

1  The  Morgan  Stanley   Capital   International   Europe  Index  is  a  market
   capitalization-weighted   index  of  15  European  countries.  The  index  is
   calculated on a total return basis with net dividends reinvested.

                       WARBURG PINCUS EUROPEAN EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
COMMON STOCKS -- 93.6%
AUSTRIA -- 1.1%
  ENERGY SOURCES -- 1.1%
   OMV AG ........................................          2,600   $    260,750
                                                                    ------------
   TOTAL AUSTRIA .................................                       260,750
                                                                    ------------
DENMARK -- 2.0%
  BUSINESS & PUBLIC SERVICES -- 2.0%
   ISS International Service System
     A/S Cl. B ...................................          9,100        501,615
                                                                    ------------
   TOTAL DENMARK .................................                       501,615
                                                                    ------------
FINLAND -- 4.5%
  ELECTRICAL & ELECTRONICS -- 1.8%
   Nokia Oyj .....................................          5,242        437,401
                                                                    ------------
  FOREST PRODUCTS & PAPER -- 2.7%
   Metsa-Serla Oyj B Shares ......................         23,300        220,505
   UPM-Kymmene Oyj ...............................         12,679        438,583
                                                                    ------------
                                                                         659,088
                                                                    ------------
   TOTAL FINLAND .................................                     1,096,489
                                                                    ------------
FRANCE -- 20.9%
  BANKING -- 1.4%
   Banque Nationale de Paris .....................          4,519        345,570
                                                                    ------------
  BUILDING MATERIALS & COMPONENTS -- 1.2%
   Compagnie de Saint-Gobain .....................          1,505        290,900
                                                                    ------------
  BUSINESS & PUBLIC SERVICES -- 1.5%
   Cap Gemini S.A. ...............................          2,174        373,137
                                                                    ------------
  ELECTRICAL & ELECTRONICS -- 2.0%
   Alstom# .......................................         14,700        494,984
                                                                    ------------
  ELECTRONIC COMP. & INSTRUMENTS -- 2.1%
   STMicroelectronics N.V. .......................          7,770        515,801
                                                                    ------------
  ENERGY EQUIPMENT & SERVICES -- 0.9%
   Coflexip S.A. ADR** ...........................          4,900        221,725
                                                                    ------------
  ENERGY SOURCES -- 2.1%
   Total Fina S.A. Cl. B# ........................          4,083        526,132
                                                                    ------------
  INDUSTRIAL COMPONENTS -- 1.1%
   Valeo S.A. ....................................          3,208        259,210
                                                                    ------------
  INSURANCE -- 1.8%
   AXA S.A. ......................................          3,480        432,992
                                                                    ------------
  METALS - NON-FERROUS -- 2.5%
   Pechiney SA Cl. A .............................         10,600        616,897
                                                                    ------------
  MISC. MATERIALS & COMMODITIES-- 1.0%
   Imetal SA .....................................          1,600        254,845
                                                                    ------------
  MULTI-INDUSTRY -- 1.7%
   Lagardere SCA .................................         10,166        412,322
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
FRANCE -- (CONTINUED)
  RECREATION AND OTHER CONSUMER GOODS -- 1.6%
   Louis Vuitton Moet Hennessy ...................          1,303   $    396,500
                                                                    ------------
   TOTAL FRANCE ..................................                     5,141,015
                                                                    ------------
GERMANY -- 10.3%
  CHEMICALS -- 1.8%
   BASF AG .......................................         10,029        448,078
                                                                    ------------
  ELECTRONICAL & ELECTRONICS -- 1.1%
   Siemens AG ....................................          3,316        277,043
                                                                    ------------
  ELECTRONIC COMP. & INSTRUMENTS -- 2.8%
   Austria Technologie &
     Systemtechnik AG** ..........................         21,900        674,277
                                                                    ------------
  MULTI-INDUSTRY -- 3.4%
   Metallgesellschaft AG# ........................         24,000        545,011
   Preussag AG ...................................          4,984        283,215
                                                                    ------------
                                                                         828,226
                                                                    ------------
  TELECOMMUNICATIONS -- 1.2%
   Mannesmann AG .................................          2,000        302,291
                                                                    ------------
   TOTAL GERMANY .................................                     2,529,915
                                                                    ------------
HUNGARY -- 0.8%
  BANKING -- 0.8%
   OTP Bank Rt. GDR 144A .........................          4,400        201,072
                                                                    ------------
   TOTAL HUNGARY .................................                       201,072
                                                                    ------------
IRELAND -- 2.6%
  BANKING -- 1.5%
   Bank of Ireland ...............................         40,000        362,073
                                                                    ------------
TELECOMMUNICATIONS -- 1.1%
   Bord Telecom Eireann plc** ....................         62,200        283,351
                                                                    ------------
   TOTAL IRELAND .................................                       645,424
                                                                    ------------
ITALY -- 2.0%
  INSURANCE -- 2.0%
   Mediolanum S.p.A. .............................         62,765        501,181
                                                                    ------------
   TOTAL ITALY ...................................                       501,181
                                                                    ------------
NETHERLANDS -- 7.7%
  APPLIANCES & HOUSEHOLD DURABLES -- 1.6%
   Koninklijke Philips Electronics
     N.V. ........................................          3,888        400,598
                                                                    ------------
  BUSINESS & PUBLIC SERVICES -- 1.8%
   Getronics N.V. ................................          9,000        440,603
                                                                    ------------
  CONSTRUCTION & HOUSING -- 1.3%
   IHC Caland N.V. ...............................          6,600        310,561
                                                                    ------------
  FOOD & HOUSEHOLD PRODUCTS -- 0.8%
   Koninklijke Numico N.V.# ......................          4,626        190,069
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
NETHERLANDS -- (CONTINUED)
  INSURANCE -- 0.8%
   AEGON N.V.# ...................................          2,321   $    202,984
                                                                    ------------
  TELECOMMUNICATIONS -- 1.4%
   Versatel Telecom International
     N.V.** ......................................         26,200   $    359,749
                                                                    ------------
   TOTAL NETHERLANDS .............................                     1,904,564
                                                                    ------------
PORTUGAL -- 1.4%
  TELECOMMUNICATIONS -- 1.4%
   Portugal Telecom S.A. .........................          8,400        351,253
                                                                    ------------
   TOTAL PORTUGAL ................................                       351,253
                                                                    ------------
SPAIN -- 5.2%
  BANKING -- 1.4%
   Banco Santander Central Hispano
     SA ..........................................         35,280        354,376
                                                                    ------------
  BROADCASTING & PUBLISHING -- 2.8%
   Sogecable S.A.** ..............................         25,000        680,736
                                                                    ------------
  ENERGY SOURCES -- 1.0%
   Repsol-YPF, SA ................................         12,000        251,339
                                                                    ------------
   TOTAL SPAIN ...................................                     1,286,451
                                                                    ------------
SWEDEN -- 6.9%
  APPLIANCES & HOUSEHOLD DURABLES -- 1.0%
   Electrolux AB Series B ........................         12,825        257,780
                                                                    ------------

ELECTRICAL & ELECTRONICS -- 1.6%
   Telefonaktiebolaget L.M. Ericsson
     Cl. B .......................................         12,477        401,862
                                                                    ------------
  INDUSTRIAL COMPONENTS -- 2.9%
   SKF AB Cl. B# .................................         31,000        705,674
                                                                    ------------
  INSURANCE -- 1.4%
   Skandia Forsakrings AB ........................         17,066        347,157
                                                                    ------------
   TOTAL SWEDEN ..................................                     1,712,473
                                                                    ------------
SWITZERLAND -- 5.5%
  BANKING -- 1.9%
   United Bank of Switzerland S.A. ...............          1,635        461,346
                                                                    ------------
  HEALTH & PERSONAL CARE -- 2.0%
   Roche Holding AG ..............................             43        497,251
                                                                    ------------
INSURANCE -- 1.6%
   Zurich Allied AG ..............................            662        388,448
                                                                    ------------
   TOTAL SWITZERLAND .............................                     1,347,045
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
UNITED KINGDOM -- 22.0%
  AEROSPACE & MILITARY TECHNOLOGY -- 2.1%
   British Aerospace plc .........................         71,800   $    524,452
                                                                    ------------
  BANKING -- 2.0%
   LLoyds TSB Holdings Group plc .................         34,558        478,174
                                                                    ------------
  BROADCASTING & PUBLISHING -- 1.4%
   Reed International plc ........................         50,200        333,986
                                                                    ------------
  ENERGY SOURCES -- 3.4%
   BP Amoco plc ..................................         22,056        409,633
   Shell Transport & Trading Co.
     plc .........................................         54,644        435,823
                                                                    ------------
                                                                         845,456
                                                                    ------------
  HEALTH & PERSONAL CARE -- 3.4%
   AstraZeneca Group plc .........................         11,600        460,724
   SmithKline Beecham plc ........................         28,500        371,436
                                                                    ------------
                                                                         832,160
                                                                    ------------
  INSURANCE -- 2.0%
   Prudential Corporation plc ....................         33,500        500,164
                                                                    ------------
  MERCHANDISING -- 1.1%
   Marks & Spencer plc ...........................         40,516        270,697
                                                                    ------------
  TELECOMMUNICATIONS -- 5.4%
   British Telecommunications plc ................         28,673        439,392
   Cable & Wireless Communications
     plc** .......................................         18,912        197,516
   Orange plc** ..................................         22,463        378,904
   Vodafone AirTouch plc .........................         16,116        324,968
                                                                    ------------
                                                                       1,340,780
                                                                    ------------
  TRANSPORTATION - SHIPPING -- 1.2%
   Peninsular & Oriental Steam
     Navigation Company (The) ....................         18,222        299,016
                                                                    ------------
   TOTAL UNITED KINGDOM ..........................                     5,424,885
                                                                    ------------
UNITED STATES -- 0.7%
  TELECOMMUNICATIONS -- 0.7%
   Viatel, Inc.** ................................          4,400        170,225
                                                                    ------------
   TOTAL UNITED STATES ...........................                       170,225
                                                                    ------------
   TOTAL COMMON STOCKS
     (Cost $22,125,067) ..........................                  $ 23,074,357
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

                 WARBURG PINCUS EUROPEAN EQUITY FUND (CONCLUDED)

                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------

SHORT-TERM INVESTMENT -- 5.8%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     4.500% 09/01/99 .............................         $1,430    $ 1,430,000
     (Cost $1,430,000)                                               -----------

   TOTAL INVESTMENTS -- 99.4%
     (Cost $23,555,067*) .........................                   $24,504,357

   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 0.6% .......................                       152,087
                                                                     -----------
   TOTAL NET ASSETS-- 100.0% .....................                   $24,656,444
                                                                     ===========

  * The cost for Federal income tax purposes at August 31, 1999 is $23,662,430. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......................................    $1,706,230
        Gross Depreciation ......................................      (864,303)
                                                                     ----------
        Net Appreciation ........................................    $  841,927
                                                                     ==========
  ** Non-income producing securities.
   # Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
ADR ................................................American Depository Receipts
GDR ..................................................Global Depository Receipts

                 See Accompanying Notes to Financial Statements.

                      WARBURG PINCUS U.S. CORE EQUITY FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 15, 1999
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus U.S. Core Equity Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $19.58, compared to an NAV of $21.73 on August 31, 1998. The institutional shares' total return was thus 38.1% (assuming the reinvestment of dividends and distributions totaling $9.78 per share). By comparison, the Standard & Poor's 500 Index (the "Index") returned 39.9% during the same period.

At August 31, 1999, the NAV of the Fund's common shares was $19.53, compared to an NAV of $25.22 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 thus was 37.7% (assuming the reinvestment of dividends and distributions totaling $9.78 per share). By comparison, the Index returned 39.9% during the same period.

We attribute the Fund's modest underperformance of its S&P 500 benchmark during the fiscal year to a combination of broad-based and sector-specific factors that prevailed in 1999 through the end of August.

Broad market volatility was unusually high, as investors often were preoccupied with concerns about U.S. interest rates and inflation. As a result, two aspects of market activity worked against our particular investment discipline, which focuses on stock selection rather than macro-level or sector-related issues.

First, there was a general unwillingness to commit to relatively long-term positions, which caused a choppier-than-usual trading environment. Second, there was an emphasis on positioning portfolios to benefit from expectations about interest rates by betting on industry sectors rather than individual stocks. In the latter trend, stocks within many sectors performed similarly, which negated the normal benefit we derive by highlighting companies with strong fundamentals.

These macro effects particularly applied to the technology and financial sectors, which together constitute 40% of the S&P 500 index. Our stock selection within technology and financials was thus disappointing. Even when a stock selection discipline works well across most sectors -- as ours frequently did -- underperformance in such "super-sectors" can be sufficient to meaningfully reduce aggregate results.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Structured Equities Management Team

William W. Priest, Jr., Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

                      WARBURG PINCUS U.S. CORE EQUITY FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        Warburg Pincus
                       U.S. Core Equity                         S&P 500
                     Institutional Shares                       Index 1

09/01/94                    $10,000                             $10,000
11/30/94                    $ 9,553                             $ 9,615
02/28/95                    $10,251                             $10,398
05/31/95                    $11,103                             $11,455
08/31/95                    $11,975                             $12,149
11/30/95                    $12,746                             $13,168
02/29/96                    $13,940                             $14,007
 5/31/96                    $14,383                             $14,720
 8/31/96                    $14,080                             $14,421
11/30/96                    $16,150                             $16,837
 2/28/97                    $16,786                             $17,672
 5/31/97                    $17,943                             $19,049
 8/31/97                    $19,476                             $20,275
11/30/97                    $20,466                             $21,625
 2/28/98                    $22,899                             $23,838
 5/31/98                    $23,112                             $24,880
 8/31/98                    $20,097                             $21,917
11/30/98                    $24,804                             $26,754
 2/28/99                    $26,161                             $28,560
 5/31/99                    $27,408                             $30,125
 8/31/99                    $27,748                             $30,661

     INSTITUTIONAL SHARES
     --------------------
        AVERAGE ANNUAL
         TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
  One Year                   38.07%
  Three Years                25.37%
  Five Years                 22.64%
  From Inception
  (9/1/94)                   22.62%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

                      WARBURG PINCUS U.S. CORE EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------

COMMON STOCKS -- 99.0%
AEROSPACE -- 1.8%
   United Technologies Corp. .....................         18,600   $  1,229,925
                                                                    ------------
AGRICULTURE -- 1.0%
   Archer-Daniels-Midland ........................         53,600        696,800
                                                                    ------------
AUTOMOTIVE -- 5.5%
   Ford Motor ....................................         48,100      2,507,212
   General Motors Corp. ..........................         20,900      1,382,012
                                                                    ------------
                                                                       3,889,224
                                                                    ------------
CHEMICALS -- 2.1%
   Dow Chemical Co. (The) ........................         12,800      1,454,400
                                                                    ------------
COMPUTERS, SOFTWARE AND SERVICING-- 11.0%
   Dell Computer Corp.** .........................         19,900        971,369
   Electronic Data Systems Corp. .................         15,800        886,775
   EMC Corp.** ...................................         20,400      1,224,000
   Hewlett-Packard Co. ...........................         21,200      2,233,950
   Microsoft Corporation** .......................         25,800      2,388,112
                                                                    ------------
                                                                       7,704,206
                                                                    ------------
CONGLOMERATES -- 4.9%
   General Electric Co. ..........................         30,700      3,447,994
                                                                    ------------
CONSTRUCTION & BUILDING MATERIALS -- 1.0%
   Sherwin Williams Co. ..........................         28,000        682,500
                                                                    ------------
ELECTRONICS -- 9.5%
   Cisco Systems** ...............................         49,400      3,349,937
   Intel Corp. ...................................         40,200      3,303,937
                                                                    ------------
                                                                       6,653,874
                                                                    ------------
ENERGY & OIL EXPLORATION -- 8.1%
   DTE Energy ....................................         41,600      1,640,600
   Edison International ..........................         23,300        591,238
   Enron Corp. ...................................         46,600      1,951,375
   Exxon Corporation .............................          5,700        449,588
   Unocal Corp. ..................................         25,400      1,063,625
                                                                    ------------
                                                                       5,696,426
                                                                    ------------
FINANCIAL SERVICES -- 14.4%
   Allstate Corporation ..........................         18,700        613,594
   Chase Manhattan Corp. (The) ...................         31,200      2,611,050
   Dun & Bradstreet Corp. (The) ..................         45,700      1,196,769
   J.P. Morgan & Co., Inc. .......................         15,700      2,028,244
   Lehman Brothers Holdings,
     Inc. ........................................         35,000      1,881,250
   Merrill Lynch .................................         23,800      1,776,075
                                                                    ------------
                                                                      10,106,982
                                                                    ------------
FOOD & BEVERAGES -- 3.1%
   Anheuser-Busch Companies,
     Inc. ........................................         28,500      2,194,500
                                                                    ------------
HEALTH CARE -- 3.0%
   Aetna, Inc. ...................................         19,000      1,477,250
   Allergan, Inc. ................................          6,100        609,238
                                                                    ------------
                                                                       2,086,488
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
INDUSTRIAL GOODS & MATERIALS -- 3.2%
   Illinois Tool Works, Inc. .....................         28,900   $  2,252,394
                                                                    ------------
PHARMACEUTICALS -- 10.9%
   Bristol-Myers Squibb ..........................         39,200      2,758,700
   Merck & Co. ...................................         40,700      2,734,531
   Schering-Plough Corp. .........................         28,400      1,492,775
   Warner Lambert Co. ............................         10,200        675,750
                                                                    ------------
                                                                       7,661,756
                                                                    ------------
PUBLISHING & INFORMATION SERVICES -- 2.9%
   Gannett Company, Inc. .........................         30,000      2,038,125
                                                                    ------------
RETAIL -- 6.7%
   Kroger Co. ....................................         66,600      1,540,125
   Wal-Mart Stores# ..............................         72,100      3,194,931
                                                                    ------------
                                                                       4,735,056
                                                                    ------------
TELECOMMUNICATIONS -- 9.9%
   AT&T Corp. ....................................          7,600        342,000
   BellSouth Corp. ...............................         52,600      2,380,150
   Nortel Networks Corp. .........................         57,900      2,377,519
   Sprint Corp. (FON Group) ......................         41,400      1,837,125
                                                                    ------------
                                                                       6,936,794
                                                                    ------------
   TOTAL COMMON STOCKS
     (Cost $61,882,880) ..........................                  $ 69,467,444
                                                                    ------------

                                                           PAR
                                                          (000)
                                                         -------
SHORT-TERM INVESTMENT -- 1.4%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     4.500% 09/01/99                                      $1,001   $  1,001,000
     (Cost $1,001,000)                                             ------------

   TOTAL INVESTMENTS -- 100.4%
     (Cost $62,883,880*)                                           $ 70,468,444

   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- (0.4%)                                             (253,515)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0%                                      $ 70,214,929
                                                                   ============

  * Cost for Federal income tax purposes at August 31, 1999 is $62,972,051. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $ 9,408,712
        Gross Depreciation                                           (1,912,319)
                                                                    -----------
        Net Appreciation                                            $ 7,496,393
                                                                    ===========
  ** Non-income producing securities.
  #  Security or a portion thereof is out on loan.

                 See Accompanying Notes to Financial Statements.

                  WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
                           PORTFOLIO MANAGERS' LETTER

                                                              September 14, 1999

Dear Shareholders:

We are pleased to report on the results of the Warburg Pincus Global Telecommunications Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund was $41.22, compared to an NAV of $20.54 on August 31, 1998. As a result, the Fund's total return was 120.7% (assuming the reinvestment of distributions totaling $2.84 per share). By comparison, the MSCI Telecommunications Index returned 36.6% during the same period.

Several elements contributed to the Fund's outstanding performance:

(BULLET) We effectively managed the balance of the portfolio's exposure to developed markets relative to emerging markets. During the first half of the year, for example, we generally steered clear of emerging markets, whose telecom stocks did not perform as well as those of most other emerging sectors.

         We gradually re-entered Latin America in the fourth quarter of 1998, though, when major Latin telecoms like Brazil's Telebras and Telesp were selling at bargain-basement valuations -- and in time for the early-1999 Latin rally. We deployed assets more meaningfully elsewhere in the emerging world starting in the second quarter of 1999.

(BULLET) Stock selection was notably successful in developed Europe, where we fared especially well in the U.K. and Finland.

(BULLET) We raised the Fund's allocation to Japan, where there is historically high positive correlation between the economy's strength and the performance of telecom stocks like the giant Nippon Telephone & Telegraph (NTT). Evidence of recovery in the Japanese economy now appears indisputable, which thus augurs well for telecom shares there. Another plus is that NTT, for instance, is undergoing a major corporate restructuring. We believe this will have very favorable implications for NTT's own shares as well as those of the broader Japanese telecom sector, in which we have built widely diversified exposure.

Thank you for your support, and please feel free to call upon us at any time if you have questions.

Sincerely yours,

Credit Suisse Asset Management Global Telecommunications Management Team

Steven D. Bleiberg, Managing Director
Richard W. Watt, Managing Director
Scott Lewis, Director
James A. Abate, Director
Emily Alejos, Director
Robert B. Hrabchak, Director

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUES. MORE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES AND THE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH A SINGLE-INDUSTRY FUND, IS PROVIDED IN THE PROSPECTUS.

                  WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS GLOBAL TELECOMMUNICATIONS COMMON SHARES AND THE MSCI TELECOMMUNICATIONS INDEX 1 FROM INCEPTION (12/4/96) AND AT EACH QUARTER END. (UNAUDITED)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           Warburg  Pincus
                               Global                        Morgan Stanley
                         Telecommunications                 Composite Index
                                Fund                      Telecommunications 1

 12/4/96                      $10,000                            $10,000
 2/28/97                      $10,787                            $10,253
 5/31/97                      $11,460                            $10,727
 8/31/97                      $11,533                            $10,729
11/30/97                      $12,859                            $12,107
 2/28/98                      $15,178                            $13,864
 5/31/98                      $16,664                            $15,022
 8/31/98                      $14,461                            $15,079
11/30/98                      $19,460                            $17,255
 2/28/99                      $24,138                            $20,840
 5/31/99                      $28,188                            $21,044
 8/31/99                      $31,920                            $20,598

             COMMON SHARES
          ------------------
             AVERAGE ANNUAL
             TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
  One Year                  120.73%
  From Inception
  (12/4/96)                  52.69%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The Morgan Stanley Telecommunications Index is an unmanaged index (with no defined investment objective) of telecommunciations equities that include reinvestment of dividends and is compiled by Morgan Stanley Capital International.

                  WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
COMMON STOCKS -- 92.7%
AUSTRIA -- 0.5%
  ELECTRONIC COMP. & INSTRUMENTS -- 0.5%
   Austria Technologie &
     Systemtechnik AG** ..........................          9,750   $    300,192
                                                                    ------------
   TOTAL AUSTRIA .................................                       300,192
                                                                    ------------
BELGIUM -- 0.0%
  TELECOMMUNICATIONS -- 0.0%
   Telinfo NV-Strip VVPR** .......................             61              1
                                                                    ------------
   TOTAL BELGIUM .................................                             1
                                                                    ------------
CANADA -- 1.1%
  TELECOMMUNICATIONS -- 1.1%
   BCE, Inc. .....................................          4,317        201,820
   Research in Motion Ltd.#** ....................         18,000        535,500
                                                                    ------------
                                                                         737,320
                                                                    ------------
   TOTAL CANADA ..................................                       737,320
                                                                    ------------
CHINA -- 1.4%
  TELECOMMUNICATIONS -- 1.4%
   China Telecom (Hong Kong), Ltd.
     ADR#** ......................................         14,300        889,281
                                                                    ------------
   TOTAL CHINA ...................................                       889,281
                                                                    ------------
FINLAND -- 2.5%
  TELECOMMUNICATIONS -- 2.5%
   Nokia Corp. ADR ...............................         10,700        892,112
   Sonera Group Oyj ..............................         30,700        744,178
                                                                    ------------
   TOTAL FINLAND .................................                     1,636,290
                                                                    ------------
GERMANY -- 2.1%
  TELECOMMUNICATIONS -- 2.1%
   Mannesmann AG .................................          6,969      1,053,333
   Telegate AG** .................................          9,200        296,376
                                                                    ------------
                                                                       1,349,709
                                                                    ------------
   TOTAL GERMANY .................................                     1,349,709
                                                                    ------------
GREECE -- 1.2%
  TELECOMMUNICATIONS -- 1.2%
   Hellenic Telecommunications
     Organization S.A. ADR#** ....................         73,760        760,650
                                                                    ------------
   TOTAL GREECE ..................................                       760,650
                                                                    ------------
INDIA -- 2.1%
  TELECOMMUNICATIONS -- 2.1%
   Mahanagar Telephone Nigam, Ltd.
     144A GDR** ..................................         48,000        522,000
   Videsh Sanchar Nigam, Ltd.
     GDR# ........................................         61,100        864,565
                                                                    ------------
                                                                       1,386,565
                                                                    ------------
   TOTAL INDIA ...................................                     1,386,565
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
ITALY -- 0.4%
  TELECOMMUNICATIONS -- 0.4%
   Telecom Italia S.p.A ..........................         27,024   $    272,018
                                                                    ------------
   TOTAL ITALY ...................................                       272,018
                                                                    ------------
JAPAN -- 20.1%
  BUSINESS & PUBLIC SERVICES -- 3.0%
   Fuji Soft ABC, Inc. ...........................         24,470      1,696,181
   Trans Cosmos, Inc. ............................          2,700        274,576
                                                                    ------------
                                                                       1,970,757
                                                                    ------------
  ELECTRONIC COMP. & INSTRUMENTS -- 2.8%
   Internet Intitiative Japan, Inc.
     ADR** .......................................         10,000        516,250
   Megachips Corp. ...............................          3,000        413,164
   Sony Corp. ADR ................................          7,200        916,650
                                                                    ------------
                                                                       1,846,064
                                                                    ------------
  TELECOMMUNICATIONS -- 14.3%
   Japan Telecom Co., Ltd. .......................             35        692,712
   KDD Corp. .....................................         20,300      1,583,021
   Nippon Telegraph & Telephone ..................            248      2,782,156
   NTT Data Corp. ................................            236      2,281,616
   NTT Mobile Communication
     Network, Inc.# ..............................             55        912,975
   NTT Mobile Communication
     Network, Inc. - New .........................             64      1,056,533
                                                                    ------------
                                                                       9,309,013
                                                                    ------------
   TOTAL JAPAN ...................................                    13,125,834
                                                                    ------------
NETHERLANDS -- 1.4%
  ELECTRICAL & ELECTRONICS -- 0.5%
   Equant N.V.** .................................          3,484        308,190
                                                                    ------------
  TELECOMMUNICATIONS -- 0.9%
   Versatel Telecom International
     N.V.** ......................................         44,100        605,532
                                                                    ------------
   TOTAL NETHERLANDS .............................                       913,722
                                                                    ------------
PORTUGAL -- 3.4%
  TELECOMMUNICATIONS -- 3.4%
   Portugal Telecom S.A. .........................          6,815        284,975
   Telecel-Comunicacoes Pessoais
     S.A. ........................................         14,751      1,903,918
                                                                    ------------
                                                                       2,188,893
                                                                    ------------
   TOTAL PORTUGAL ................................                     2,188,893
                                                                    ------------
SOUTH KOREA -- 0.7%
  TELECOMMUNICATIONS -- 0.7%
   SK Telecom Co., Ltd. ADR** ....................         38,310        433,382
                                                                    ------------
   TOTAL SOUTH KOREA .............................                       433,382
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
SPAIN -- 1.3%
  BROADCASTING & PUBLISHING -- 0.7%
   Sogecable S.A.** ..............................         17,000   $    462,900
                                                                    ------------
  TELECOMMUNICATIONS -- 0.6%
   Telefonica S.A. ADR ...........................          8,100        390,319
                                                                    ------------
   TOTAL SPAIN ...................................                       853,219
                                                                    ------------
SWEDEN -- 1.0%
  TELECOMMUNICATIONS -- 1.0%
   Telefonaktiebolaget L.M.
     Ericsson ADR ................................          5,054        164,571
   Telefonaktiebolaget L.M.
     Ericsson Cl. B ..............................         14,550        468,629
                                                                    ------------
                                                                         633,200
                                                                    ------------
   TOTAL SWEDEN ..................................                       633,200
                                                                    ------------
UNITED KINGDOM -- 8.0%
  ELECTRONIC COMP. & INSTRUMENTS -- 0.8%
   Arm Holdings plc** ............................         35,744        505,217
                                                                    ------------
  TELECOMMUNICATIONS -- 7.2%
   British Telecommunications plc ................         70,700      1,083,424
   COLT Telecom Group plc ADR** ..................         15,963      1,398,758
   Filtronic plc .................................         26,000        346,170
   Orange plc** ..................................         73,885      1,246,286
   Vodafone AirTouch plc .........................         18,026        363,492
   Vodafone AirTouch plc ADR .....................          1,467        294,225
                                                                    ------------
                                                                       4,732,355
                                                                    ------------
   TOTAL UNITED KINGDOM ..........................                     5,237,572
                                                                    ------------
UNITED STATES -- 45.5%
  AEROSPACE & MILITARY TECHNOLOGY -- 1.2%
   General Motors Corp. Cl. H** ..................          4,543        233,964
   Loral Space & Communications,
     Ltd.** ......................................         30,260        556,027
                                                                    ------------
                                                                         789,991
                                                                    ------------
  BROADCASTING & PUBLISHING -- 0.9%
   TCI Satellite Entertainment,
     Inc.** ......................................         57,615        205,253
   Time Warner, Inc. .............................          6,197        367,560
                                                                    ------------
                                                                         572,813
                                                                    ------------
  BUSINESS & PUBLIC SERVICES -- 1.1%
   Microsoft Corporation** .......................          7,500        694,219
                                                                    ------------
  DATA PROCESSING & REPRODUCTION -- 2.1%
   Sun Microsystems, Inc.** ......................         17,500      1,391,250
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
UNITED STATES -- (CONTINUED)
  ELECTRONIC COMP. & INSTRUMENTS -- 7.6%
   America Online** ..............................          6,204   $    566,503
   Cisco Systems** ...............................         31,894      2,162,812
   Go2Net, Inc.#** ...............................         11,700        760,500
   JDS Uniphase Corp.** ..........................          8,380        888,804
   Network Appliance, Inc.** .....................          2,640        173,415
   Yahoo, Inc.** .................................          2,566        378,485
                                                                    ------------
                                                                       4,930,519
                                                                    ------------
  TELECOMMUNICATIONS -- 32.6%
   Allegiance Telecom, Inc.** ....................         16,500        992,062
   American Tower Corp., Cl. A** .................         19,500        443,625
   AT&T Corp. - Liberty Media Group
     Cl. A** .....................................         17,600        563,200
   Bell Atlantic Corp. ...........................         16,500      1,010,625
   BellSouth Corp. ...............................         18,800        850,700
   Broadcom Corp. Cl. A** ........................         13,712      1,765,420
   Cincinnati Bell, Inc. .........................         30,300        560,550
   Comcast Corp. - Special Cl. A** ...............         20,804        678,730
   Cox Communications, Inc.** ....................         15,400        572,688
   CTC Communications Corp.** ....................         33,000        497,062
   EchoStar Communications
     Corp.** .....................................          4,800        401,400
   Global Crossing, Ltd.#** ......................         11,327        293,086
   Lucent Technologies ...........................         17,146      1,098,416
   MCI WorldCom, Inc.** ..........................         21,495      1,628,246
   MediaOne Group, Inc.** ........................          2,372        155,959
   Motorola, Inc. ................................          7,300        673,425
   Nextel Communications, Inc.
     Cl. A** .....................................          9,000        520,313
   NEXTLINK Communications,
     Inc.** ......................................         10,000        503,750
   Pacific Gateway Exchange,
     Inc.#** .....................................         30,400        619,400
   PMC-Sierra, Inc.** ............................         16,200      1,506,600
   QUALCOMM, Inc.** ..............................          4,000        768,750
   Qwest Communications
     International, Inc.** .......................         10,000        287,500
   SBC Communications, Inc. ......................         10,121        485,808
   Sprint Corp. (FON Group) ......................         21,000        931,875
   Sprint Corp. (PCS Group)** ....................         10,708        639,803
   Teligent, Inc. Cl. A** ........................         10,792        680,571
   Time Warner Telecom, Inc.
     Cl. A** .....................................         16,000        432,000
   Viatel, Inc.** ................................         21,600        835,650
   WinStar Communications, Inc.** ................         18,000        914,625
                                                                    ------------
                                                                      21,311,839
                                                                    ------------
   TOTAL UNITED STATES ...........................                    29,690,631
                                                                    ------------
   TOTAL COMMON STOCKS
     (Cost $55,305,677) ..........................                  $ 60,408,479
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

            WARBURG PINCUS GLOBAL TELECOMMUNICATIONS FUND (CONCLUDED)
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999
                                                         PAR
                                                        (000)         VALUE
                                                      ----------   ------------

SHORT-TERM INVESTMENT -- 8.1%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     4.500% 09/01/99 .............................        $5,250    $ 5,250,000
     (Cost $5,250,000)                                              -----------

   TOTAL INVESTMENTS -- 100.8%
     (Cost $60,555,677*) .........................                  $65,658,479

   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- (0.8%) .......................                     (492,988)
                                                                    -----------
   TOTAL NET ASSETS-- 100.0% .....................                  $65,165,491
                                                                    ===========

* Cost for Federal income tax purposes at August 31, 1999 is $60,556,454. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation                                          $ 6,641,183
        Gross Depreciation                                           (1,539,158)
                                                                    -----------
        Net Appreciation                                            $ 5,102,025
                                                                    ===========
** Non-income producing securities.
 # Security or a portion thereof is out on loan.

                            INVESTMENT ABBREVIATIONS
ADR ................................................American Depository Receipts
GDR ..................................................Global Depository Receipts

                 See Accompanying Notes to Financial Statements.

                WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 15, 1999
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus Select Economic Value Equity Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $20.15, compared to an NAV of $13.17 on August 31, 1998. As a result, the institutional shares' total return was 53.2% (assuming the reinvestment of dividends totaling $0.02 per share). By comparison, the Standard & Poor's 500 Index (the "Index") returned 39.9% during the same period.

At August 31, 1999, the NAV of the Fund's common shares was $20.11, compared to an NAV of $15.95 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 thus was 52.8% (assuming the reinvestment of dividends totaling $0.02 per share). By comparison, the Index returned 39.9% during the same period.

We attribute the fund's substantial outperformance of the S&P benchmark during the fiscal year to a combination of sector weightings and stock selection whose timing proved to be advantageous. This was notably true in technology, basic materials and health care:

(BULLET) TECHNOLOGY. Early in the fiscal year, we built a large overweight position in semiconductor manufacturers and equipment makers. Our thesis was that many of these companies were selling at unusually reduced valuations and would benefit from falling interest rates and improved economic conditions (particularly technology spending). This strategy paid off, as semiconductor stocks such as Motorola, Micron Technology and Applied Materials enjoyed an extraordinary rally during 1998's fourth quarter and well into 1999. We were subsequently able to re-enter selected technology positions at lower valuations and profited from the sector again.

(BULLET) CYCLICALS. We chose to heavily overweight cyclical industries because they were available at historically depressed valuations at a time when prospects for global economic growth were improving. This succeeded, as basic materials and energy were among 1999's best-performing sectors through the end of August. In basic materials, we realized good gains from metals companies like Inco and Newmont Mining, chemicals giant DuPont and a variety of paper manufacturers. Energy exposure most benefited from an exploration and production company, Union Pacific Resources, and integrated oils like Exxon, Chevron and Marathon.

(BULLET) HEALTH CARE. The Fund's holdings in health care -- our largest single sector exposure -- detracted from performance in the second half of the fiscal year. Notably weak names included Health Management Associates, Watson Pharmaceuticals and Mylan Labs. Nonetheless, health care was sufficiently strong in late 1998 to be a net positive for the portfolio's overall return.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Select Economic Value Equities Management Team

William W. Priest, Jr., Managing Director
James A. Abate, Director
D. Susan Everly, Vice President

                WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY INSTITUTIONAL SHARES AND THE S&P 500 INDEX 1 FROM INCEPTION (7/31/98) AND AT EACH QUARTER END. (UNAUDITED)

[GRAPHIC OMITED]
EDGAR REPRESENTATION OF DATA POINTS USED IN THE PRINTED GRAPHIC

                         Warburg Pincus
                         Select Economic
                           Value Fund                           S&P 500
                      Institutional Shares                      Index 1

07/31/98                    $10,000                             $10,000
08/31/98                    $ 8,780                             $ 8,809
11/30/98                    $11,447                             $10,753
02/28/99                    $11,770                             $11,479
05/31/99                    $12,744                             $12,108
08/31/99                    $13,452                             $12,324

     INSTITUTIONAL SHARES
     --------------------
        AVERAGE ANNUAL
         TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999

  One Year                   53.21%
  From Inception
  (7/31/98)                  31.34%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

                WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
COMMON STOCKS -- 99.5%
AGRICULTURE -- 7.4%
   Archer-Daniels-Midland ........................        102,375    $ 1,330,875
   Monsanto Co. ..................................         31,800      1,305,787
                                                                    ------------
                                                                       2,636,662
                                                                    ------------
COMPUTERS, SOFTWARE & SERVICING-- 6.6%
   America Online** ..............................          3,000        273,937
   I2 Technologies** .............................         17,400        552,450
   Metacreations Corp.** .........................          8,740         54,625
   Microsoft Corporation** .......................         15,900      1,471,744
                                                                    ------------
                                                                       2,352,756
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 10.8%
   Colgate-Palmolive Company .....................         13,700        732,950
   Fruit of The Loom, Inc.** .....................         41,590        291,130
   Procter & Gamble Co. (The) ....................          3,900        387,075
   Unilever N.V. ADR .............................         22,900      1,577,237
   Wrigley (Wm.) Jr. Company .....................         10,500        822,281
                                                                    ------------
                                                                       3,810,673
                                                                    ------------
ELECTRONICS -- 11.4%
   Advanced Micro Devices, Inc.** ................         42,500        879,219
   Atmel Corp.** .................................         11,800        463,887
   Cisco Systems** ...............................         10,200        691,687
   LSI Logic Corp.** .............................          7,100        402,925
   Micron Technology, Inc.** .....................          3,300        246,056
   Motorola, Inc. ................................         14,800      1,365,300
                                                                    ------------
                                                                       4,049,074
                                                                    ------------
ENERGY & OIL EXPLORATION -- 11.8%
   Chevron Corp. .................................         18,400      1,697,400
   Exxon Corporation .............................         16,900      1,332,988
   Noble Affiliates, Inc. ........................         10,500        325,500
   Union Pacific Resources Group,
     Inc. ........................................         25,900        464,581
   USX-Marathon Group ............................         12,000        373,500
                                                                    ------------
                                                                       4,193,969
                                                                    ------------
FOOD & BEVERAGE -- 3.9%
   Coca-Cola Co. .................................         23,400      1,399,613
                                                                    ------------
HEALTH CARE -- 8.8%
   Columbia/HCA Healthcare
     Corp. .......................................         37,900        933,288
   Guidant Corp.** ...............................         15,200        892,050
   Health Management Associates,
     Inc.** ......................................         40,300        322,400
   Medtronic, Inc. ...............................         12,300        962,475
                                                                    ------------
                                                                       3,110,213
                                                                    ------------

INVESTMENT TRUST -- 4.7%
   Nasdaq-100 Shares# ............................         14,000      1,671,250
                                                                    ------------
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
METALS & MINING -- 9.9%
   Barrick Gold ..................................         36,590   $    708,931
   Cominco, Ltd. .................................         22,900        397,888
   Homestake Mining ..............................         50,000        425,000
   Inco, Ltd. ....................................         21,800        446,900
   Newmont Mining ................................         47,900        978,956
   Placer Dome, Inc. .............................         54,000        560,250
                                                                    ------------
                                                                       3,517,925
                                                                    ------------
PHARMACEUTICALS -- 16.0%
   Coulter Pharmaceutical, Inc.#** ...............          3,540         70,579
   Eli Lilly and Company .........................         13,900      1,037,288
   Merck & Co. ...................................         18,000      1,209,375
   Mylan Laboratories, Inc. ......................         30,100        596,356
   Pfizer, Inc. ..................................         12,100        456,775
   Schering-Plough Corp. .........................         27,300      1,434,956
   Watson Pharmaceuticals, Inc.** ................         24,200        868,175
                                                                    ------------
                                                                       5,673,504
                                                                    ------------
RETAIL -- 3.4%
   Wal-Mart Stores ...............................         27,400      1,214,163
                                                                    ------------
TELECOMMUNICATIONS -- 1.9%
   Nextel Communications, Inc.
     Cl. A** .....................................          7,400        427,813
   Sprint Corp. (PCS Group)** ....................          3,800        227,050
                                                                    ------------
                                                                         654,863
                                                                    ------------
TOBACCO -- 2.9%
   Philip Morris Companies, Inc. .................         27,300      1,022,044
                                                                    ------------
   TOTAL COMMON STOCKS
     (Cost $33,911,614) ..........................                  $ 35,306,709
                                                                    ------------

                                                            PAR
                                                           (000)
                                                          -------
SHORT-TERM INVESTMENT -- 0.3%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     4.500% 09/01/99 .............................           $111   $    111,304
     (Cost $111,304)                                                ------------

                 See Accompanying Notes to Financial Statements.

          WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND (CONCLUDED)

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
OPTIONS -- 0.1%
   Call Option Bkx Index
     Oct99 830 ...................................             18    $    30,375
   Call Option Bkx Index
     Oct99 840 ...................................             17         22,100
                                                                     -----------
   TOTAL OPTIONS
     (Cost $146,880) .............................                   $    52,475
                                                                     -----------
   TOTAL INVESTMENTS -- 99.9%
     (Cost $34,169,798*) .........................                   $35,470,488

   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 0.1% .......................                        18,798
                                                                     -----------
   TOTAL NET ASSETS -- 100.0% ....................                   $35,489,286
                                                                     ===========

* Cost for Federal income tax purposes at August 31, 1999 is $34,256,977. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation .......................                  $ 3,367,837
        Gross Depreciation .......................                   (2,154,326)
                                                                    -----------
        Net Appreciation .........................                  $ 1,213,511
                                                                    ===========
** Non-income producing securities.

                            INVESTMENT ABBREVIATIONS
ADR ................................................American Depository Receipts

                 See Accompanying Notes to Financial Statements.

                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 15, 1999
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus Long-Short Market Neutral Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $14.21, compared to an NAV of $15.27 on August 31, 1998. As a result, the institutional shares' total return was down 5.7% (assuming the reinvestment of dividends and distributions totaling $0.20 per share). By comparison, the Salomon Smith Barney U.S. One-Month Treasury Bill Index benchmark (the "Index") returned 4.3% during the same period.

At August 31, 1999, the NAV of the Fund's common shares was $14.19, compared to an NAV of $15.19 at their inception of investment operations on September 8, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 thus was down 5.8% (assuming the reinvestment of dividends and distributions totaling $0.20 per share). By comparison, the Index returned 4.3% during the same period.

We attribute the Fund's underperformance of its benchmark during the fiscal year to a combination of broad-based and sector-specific factors that prevailed in 1999 through the end of August.

Broad market volatility was unusually high, as investors often were preoccupied with concerns about U.S. interest rates and inflation. As a result, two aspects of market activity worked against our particular investment discipline, which focuses on stock selection rather than macro-level or sector-related issues.

First, there was a general unwillingness to commit to relatively long-term positions, which caused a choppier-than- usual trading environment. Second, there was an emphasis on positioning portfolios to benefit from expectations about interest rates by betting on industry sectors rather than individual stocks. In the latter trend, stocks within many sectors performed similarly, which negated the normal benefit we derive by highlighting companies with especially strong or weak fundamentals.

As developments occur that we believe would be of interest to you, we will keep you informed.

Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Structured Equities Management Team

William W. Priest, Jr., Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

INVESTING IN SHARES OF THE FUND CAN BE MORE VOLATILE AND RISKY THAN SOME OTHER FORMS OF INVESTMENTS. IN ADDITION, IF THE ADVISER TAKES LONG POSITIONS IN STOCKS THAT DECLINE OR SHORT POSITIONS IN STOCKS THAT INCREASE IN VALUE, THEN LOSSES OF THE FUND MAY EXCEED THOSE OF OTHER STOCK MUTUAL FUNDS THAT HOLD LONG POSITIONS ONLY.

                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS LONG-SHORT MARKET NEUTRAL INSTITUTIONAL SHARES AND THE 30-DAY U.S. TREASURY BILL INDEX 1 FROM INCEPTION (7/31/98) AND AT EACH QUARTER END. (UNAUDITED)

                          Warburg Pincus
                            Long-Short                           30-Day
                          Market Neutral                   U.S. Treasury Bill
                       Institutional Shares                      Index 1

07/31/98                     $10,000                            $10,000
08/31/98                     $10,180                            $10,040
11/30/98                     $ 9,927                            $10,133
02/28/99                     $10,061                            $10,241
05/31/99                     $ 9,804                            $10,353
08/31/99                     $ 9,601                            $10,465

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 Monthly return equivalents of yield averages which are not marked to market. The 1 month T-Bill index consists of the last 1 month T-Bill issues.

                  WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
COMMON STOCKS -- 87.0%
AEROSPACE/DEFENSE -- 2.1%
   Textron, Inc. .................................          2,000   $    161,500
                                                                    ------------
AIR TRANSPORT-FREIGHT -- 1.7%
   Southwest Airlines Co. ........................          7,800        130,162
                                                                    ------------
AUTOMOTIVE -- 13.5%
   Delphi Automotive Systems
     Corp. .......................................          1,300         24,375
   Ford Motor Co. ................................          6,000        312,750
   General Motors Corp. ..........................          1,900        125,638
   Johnson Controls, Inc. ........................          5,700        389,738
   Navistar International Corp. ..................          4,100        199,363
                                                                    ------------
                                                                       1,051,864
                                                                    ------------
BEVERAGES & TOBACCO -- 0.3%
   Anheuser-Busch Cos., Inc. .....................            300         23,100
                                                                    ------------
CABLE -- 2.9%
   At Home Corp. Series A** ......................          5,600        224,700
                                                                    ------------
CHEMICALS -- 3.1%
   Air Products & Chemicals, Inc. ................          4,200        142,800
   Lyondell Petrochemical Co. ....................          6,700         97,569
                                                                    ------------
                                                                         240,369
                                                                    ------------
COMMUNICATIONS & MEDIA -- 1.3%
   A. H. Belo Corp. Cl. A ........................          5,400        102,263
                                                                    ------------
COMPUTERS, SOFTWARE & SERVICING-- 0.9%
   GTECH Holdings ................................          1,200         30,300
   RealNetworks, Inc.** ..........................            500         40,875
                                                                    ------------
                                                                          71,175
                                                                    ------------
CONSTRUCTION & BUILDING MATERIALS-- 4.0%
   Ingersoll-Rand Co. ............................          2,500        159,063
   Lafarge Corp. .................................          2,500         68,750
   Masco Corp. ...................................          3,000         84,938
                                                                    ------------
                                                                         312,751
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.8%
   Avon Products .................................          2,400        105,300
   Nu Skin Enterprises, Inc.** ...................          3,200         34,200
                                                                    ------------
                                                                         139,500
                                                                    ------------
ELECTRIC UTILITIES -- 1.6%
   Niagara Mohawk Power ..........................          5,700         86,213
   Pinnacle West Capital .........................          1,100         41,800
                                                                    ------------
                                                                         128,013
                                                                    ------------
ELECTRONICS -- 7.4%
   Circuit City Stores ...........................          5,000        215,000
   Cisco Systems, Inc.** .........................          2,200        149,188
   Halliburton Co. ...............................            400         18,550
   Linear Technology Corp. .......................          1,800        113,288
                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
ELECTRONICS -- (CONTINUED)
   Teradyne, Inc.** ..............................            500   $     34,031
   UtiliCorp United, Inc. ........................          1,900         44,056
                                                                    ------------
                                                                         574,113
                                                                    ------------
ENERGY & OIL EXPLORATION -- 0.8%
   Tidewater Inc. ................................          1,900         61,750
                                                                    ------------
FINANCIAL SERVICES -- 15.5%
   20th Century Industries .......................          1,700         31,875
   Fannie Mae ....................................            300         18,638
   Hartford Financial Services, Inc. .............          6,200        281,713
   J.P. Morgan & Co. Inc. ........................          2,400        310,050
   Jefferson-Pilot Corp. .........................          1,500        100,125
   Lehman Brothers Holdings Inc. .................          3,700        198,875
   Regions Financial Corp. .......................          2,100         74,156
   T. Rowe Price Associates, Inc. ................          1,400         43,313
   UnionBanCal Corp. .............................          3,000        115,125
   Merrill Lynch & Co., Inc. .....................            400         29,850
                                                                    ------------
                                                                       1,203,720
                                                                    ------------
FOOD & BEVERAGE -- 4.9%
   Coors, (Adolph) Cl. B .........................          1,900        108,419
   Fleming Companies, Inc. .......................         12,800        154,400
   U.S. Foodservice** ............................          5,800        120,713
                                                                    ------------
                                                                         383,532
                                                                    ------------
FOREST PRODUCTS & PAPER -- 1.3%
   Weyerhaeuser Co. ..............................          1,800        101,250
                                                                    ------------
GAS UTILITIES -- 0.6%
   Boise Cascade Corp. ...........................            500         18,188
   Peoples Energy ................................            700         25,506
                                                                    ------------
                                                                          43,694
                                                                    ------------
HEALTH CARE -- 2.7%
   Aetna Inc. ....................................            700         54,425
   Wellpoint Health Networks,
     Inc.** ......................................          2,100        153,038
                                                                    ------------
                                                                         207,463
                                                                    ------------
METALS & MINING -- 1.7%
   Bethlehem Steel Corp.** .......................          3,200         24,600
   Freeport-McMoran Copper &
     Gold, Inc. Cl. B ............................          4,300         69,069
   Ryerson Tull, Inc. ............................          2,200         41,663
                                                                    ------------
                                                                         135,332
                                                                    ------------
OIL SERVICES -- 4.8%
   Enron Corp. ...................................          7,000        293,125
   Pennzoil-Quaker State Co. .....................          5,700         79,088
                                                                    ------------
                                                                         372,213
                                                                    ------------
PHARMACEUTICALS -- 0.2%
   Bergen Brunswig Corp. .........................          1,000         15,438
                                                                    ------------
                 See Accompanying Notes to Financial Statements.

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                      ----------   ------------
PUBLISHING & INFORMATION SERVICES-- 0.4%
   Donnelley (R.R.) & Sons Co. ...................         1,000   $     31,375
                                                                   ------------
REAL ESTATE -- 0.7%
   Host Marriott Corp. ...........................         1,700         15,725
   Simon Debartolo Group .........................         1,600         40,800
                                                                   ------------
                                                                         56,525
                                                                   ------------
RENTALS -- 0.6%
   Hertz Corp. ...................................         1,100         44,344
                                                                   ------------
RETAIL-SPECIALTY APPAREL STORES-- 2.5%
   Dayton Hudson Corp. ...........................         1,000         58,000
   Dollar Tree Stores** ..........................         1,500         49,500
   Office Depot.** ...............................         5,900         61,581
   Safeway, Inc.** ...............................           600         27,938
                                                                   ------------
                                                                        197,019
                                                                   ------------
TELECOMMUNICATIONS -- 9.7%
   AT&T Corp. ....................................         2,700        121,500
   Galileo International, Inc. ...................         1,600         77,600
   General Instrument Corp.** ....................         4,300        211,506
   NEXTLINK Communications,
     Inc.** ......................................         2,400        120,900
   SBC Communications, Inc. ......................           800         38,400
   Tellabs, Inc. .................................         3,100        184,644
                                                                   ------------
                                                                        754,550
                                                                   ------------
   TOTAL COMMON STOCKS
     (Cost $7,156,349) ...........................                 $  6,767,715
                                                                   ------------

SECURITIES SOLD SHORT -- (91.0%)
AEROSPACE & DEFENSE -- (3.1%)
   Lear Corp** ...................................          (500)  $    (20,094)
   Lockheed Martin Corp. .........................        (6,000)      (222,000)
                                                                   ------------
                                                                       (242,094)
                                                                   ------------
AGRICULTURE -- (0.6%)
   IMC Global, Inc. ..............................        (3,000        (47,813)
                                                                   ------------
AUTOMOTIVE PARTS & EQUIPMENT-- (12.4%)
   Autonation, Inc.** ............................       (12,800)      (165,600)
   General Motors Corp. Cl-H .....................        (6,900)      (355,350)
   Genuine Parts Co. .............................        (1,100)       (31,763)
   Goodyear Tire & Rubber Co. ....................        (7,400)      (415,325)
                                                                   ------------
                                                                       (968,038)
                                                                   ------------
BUILDING & BUILDING MATERIALS -- (2.7%)
   Armstrong World Industries ....................        (3,400)      (165,113)
   Johns Manville Corp. ..........................        (3,000)       (43,125)
                                                                   ------------
                                                                       (208,238)
                                                                   ------------
BUSINESS SERVICES -- (2.4%)
   ACNielsen Corp.** .............................        (1,300)       (32,500)
   Catalina Marketing Corp.** ....................        (1,700)      (154,275)
                                                                   ------------
                                                                       (186,775)
                                                                   ------------
                                                        NUMBER
                                                       OF SHARES       VALUE
                                                       ---------   ------------
COMMUNICATIONS & MEDIA -- (4.5%)
   America Online ................................        (2,100)  $   (191,756)
   Chris-Craft Industries, Inc.** ................        (1,600)       (81,000)
   USA Networks, Inc. ............................        (1,700)       (76,288)
                                                                   ------------
                                                                       (349,044)
                                                                   ------------
COMPUTERS, SOFTWARE & SERVICING -- (1.2%)
   Tandy Corp. ...................................        (2,000)       (94,500)
                                                                   ------------
CONGLOMERATES -- (0.3%)
   General Electric Co. ..........................          (200)       (22,463)
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- (6.4%)
   Colgate-Palmolive Co. .........................        (2,900)      (155,150)
   Fruit of The Loom, Inc. Cl.  A ................        (2,400)       (16,800)
   Gillette Co. ..................................        (3,300)      (153,863)
   Newell Rubbermaid, Inc. .......................        (2,200)       (90,200)
   Whitman Corp. .................................        (5,000)       (83,438)
                                                                   ------------
                                                                       (499,451)
                                                                   ------------
ELECTRIC UTILITIES -- (1.2%)
   Unicom Corp. ..................................        (2,500)       (96,563)
                                                                   ------------
ELECTRONICS -- (6.6%)
   Atmel Corp.** .................................       (11,700)      (459,956)
   Vishay Intertechnology** ......................        (2,450)       (52,522)
                                                                   ------------
                                                                       (512,478)
                                                                   ------------
ENERGY & OIL EXPLORATION -- (4.6%)
   Baker Hughes, Inc. ............................        (2,500)       (85,000)
   USX - Marathon Group ..........................        (2,000)       (62,250)
   Weatherford International, Inc.** .............        (6,000)      (213,750)
                                                                   ------------
                                                                       (361,000)
                                                                   ------------
ENVIRONMENTAL SERVICES -- (0.2%)
   Waste Management, Inc. ........................          (600)       (13,088)
                                                                   ------------
FINANCIAL SERVICES -- (15.6%)
   American Financial Group ......................        (3,900)      (115,050)
   American International Group
     Inc. ........................................          (750)       (69,516)
   Bank of America Corp. .........................        (5,100)      (308,550)
   CCB Financial Corp. ...........................        (1,100)       (51,975)
   Charles Schwab Corp. ..........................        (2,000)       (79,000)
   Cincinnati Financial Corp. ....................        (1,100)       (43,588)
   MBIA, Inc. ....................................        (3,200)      (166,000)
   MGIC Investment Corp. .........................        (2,400)      (104,250)
   People's Bank/Connecticut .....................        (2,100)       (55,125)
   PMI Group, Inc. ...............................          (750)       (31,875)
   Union Planters Corporation ....................        (2,300)       (97,031)
   Wachovia Corp. ................................        (1,200)       (94,050)
                                                                   ------------
                                                                     (1,216,010)
                                                                   ------------
FOOD & BEVERAGE -- (0.9%)
   Coca-Cola Co. .................................        (1,100)       (65,794)
                                                                   ------------
HEALTH CARE -- (1.1%)
   PE Corp. - PE Biosystems Group ................        (1,200)       (82,575)
                                                                   ------------
                 See Accompanying Notes to Financial Statements.

            WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND (CONCLUDED)

                                                         PAR
                                                        (000)         VALUE
                                                      ----------   ------------
INDUSTRIAL GOODS & MATERIALS -- (0.7%)
   Owens-Illinois, Inc.** ........................          (600)  $    (14,850)
   Southdown, Inc. ...............................          (700)       (35,350)
                                                                   ------------
                                                                        (50,200)
                                                                   ------------
MEDICAL EQUIPMENT -- (2.3%)
   Beckman Coulter, Inc. .........................        (3,800)      (180,025)
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES -- (2.8%)
   Harland ( John H. ) Co. .......................       (10,900)      (216,638)
                                                                   ------------
OIL SERVICES -- (2.8%)
   Amerada Hess Corp. ............................        (3,500)      (217,219)
                                                                   ------------
PAPER & FORESTRY PRODUCTS -- (4.8%)
   Bowater  Inc. .................................        (7,000)      (375,375)
                                                                   ------------
PHARMACEUTICALS -- (1.5%)
   Dura Pharmaceuticals** ........................        (2,000)       (26,625)
   Forest Laboratories, Inc.** ...................        (1,300)       (62,969)
   Monsanto Co. ..................................          (600)       (24,638)
                                                                   ------------
                                                                       (114,232)
                                                                   ------------
REAL ESTATE -- (2.4%)
   Archstone Communities Trust ...................        (1,600)       (34,200)
   Starwood Hotels & Resorts
     Worldwide, Inc. .............................          (700)       (16,669)
   Vornado Realty Trust ..........................        (4,000)      (136,500)
                                                                   ------------
                                                                       (187,369)
                                                                   ------------
RETAIL-SPECIALTY APPAREL STORES-- (2.9%)
   Gap, Inc. .....................................        (1,500)       (58,688)
   Ikon Office Solutions .........................        (7,300)       (81,213)
   Kohls Corp.** .................................        (1,200)       (85,500)
                                                                   ------------
                                                                       (225,401)
                                                                   ------------
TELECOMMUNICATIONS -- (6.5%)
   AT&T Corp. - Liberty Media
     Group Cl. A** ...............................        (1,100)       (35,200)
   Cabletron Systems, Inc.** .....................        (4,700)       (79,019)
   Citizens Utilities Co. Cl. B ..................        (2,700)       (29,700)
   McLeodUSA, Inc. Class A** .....................       (10,800)      (360,450)
                                                                   ------------
                                                                       (504,369)
                                                                   ------------
TRANSPORTATION -- (0.5%)
   Wisconsin Central Transportation
     Corp.** .....................................        (2,600)       (41,438)
                                                                   ------------
   TOTAL SECURITIES SOLD SHORT
     (Cost $6,989,392) ...........................                 $ (7,078,190)
                                                                   ------------
                                                         PAR
                                                        (000)         VALUE
                                                      ----------   ------------
REPURCHASE AGREEMENT -- 3.4%
   Bear Stearns (Agreement dated
     08/31/99, to be repurchased at
     $266,930, collateralized by
     $235,000 U.S. Treasury Bond
     9.375% due 02/15/06. Market
     Value of collateral is $275,526.)
     5.430% 09/01/99 .............................          $267   $    266,889
     (Cost $266,889)                                               ------------

   TOTAL INVESTMENTS -- (0.6%)
     (Cost $433,846*) ............................                 $    (43,586)

   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 100.6% .....................                    7,829,167
                                                                   ------------
   TOTAL NET ASSETS-- 100.0% .....................                 $  7,785,581
                                                                   ============

* Cost for Federal income tax purposes at August 31, 1999 is $1,638,288. The gross appreciation (depreciation) on a tax basis is as follows:

    Gross Appreciation - Investments ............................   $   133,371
    Gross Depreciation - Investments ............................      (833,185)
    Gross Appreciation - Short Sales ............................        48,770
    Gross Depreciation - Short Sales ............................    (1,030,830)
                                                                    -----------
       Net Depreciation .........................................   $(1,681,874)
                                                                    ===========
** Non-income producing securities.

                 See Accompanying Notes to Financial Statements.

                      WARBURG PINCUS LONG-SHORT EQUITY FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 15, 1999

DEAR SHAREHOLDERS:

We are writing to report on the results of the Warburg Pincus Long-Short Equity Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $16.57, compared to an NAV of $15.00 at their inception of investment operations on September 11, 1998. As a result, the institutional shares' total return between September 11, 1998 and August 31, 1999 was 13.4% (assuming the reinvestment of dividends and distributions totaling $0.45 per share). By comparison, the Standard & Poor's 500 Index1 (the "Index") returned 36.5% during the same period.

At August 31, 1999, the NAV of the Fund's common shares was $16.51, compared to an NAV of $15.72 at their inception of investment operations on October 30, 1998. The common shares' total return thus was 7.8% between October 30, 1998 and August 31, 1999 (assuming the reinvestment of dividends and distributions totaling $0.45 per share). By comparison, the Index returned 21.6% during the same period.

We attribute the Fund's modest underperformance of its S&P 500 benchmark during the fiscal year to a combination of broad-based and sector-specific factors that prevailed in 1999 through the end of August.

Broad market volatility was unusually high, as investors often were preoccupied with concerns about U.S. interest rates and inflation. As a result, two aspects of market activity worked against our particular investment discipline, which focuses on stock selection rather than macro-level or sector-related issues.

First, there was a general unwillingness to commit to relatively long-term positions, which caused a choppier-than- usual trading environment. Second, there was an emphasis on positioning portfolios to benefit from expectations about interest rates by betting on industry sectors rather than individual stocks. In the latter trend, stocks within many sectors performed similarly, which negated the normal benefit we derive by highlighting companies with especially strong or weak fundamentals.

An additional contributor to underperformance was the simple fact that, as a fairly new portfolio that was (and is) small and growing, the Fund periodically experienced disproportionate volatility in response to relatively large cash flows. We fully expect that the Fund's relative performance will more closely track that of the Warburg Pincus Long-Short Market Neutral Fund, whose shares form its primary asset, as the Fund continues to grow larger.

As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Structured Equities Management Team

William W. Priest, Jr., Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

INVESTING IN SHARES OF THE FUND CAN BE MORE VOLATILE AND RISKY THAN SOME OTHER FORMS OF INVESTMENTS. IN ADDITION, IF THE ADVISER TAKES LONG POSITIONS IN STOCKS THAT DECLINE OR SHORT POSITIONS IN STOCKS THAT INCREASE IN VALUE, THEN THE LOSSES OF THE FUND MAY EXCEED THOSE OF OTHER STOCK MUTUAL FUNDS THAT HOLD LONG POSITIONS ONLY.

1 The S&P Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestments of dividends, and is a registered trademark of Standard & Poor's Corporation.

                      WARBURG PINCUS LONG-SHORT EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
INVESTMENT COMPANY -- 90.1%
   Warburg Pincus Long-Short
     Market Neutral Fund,
     Institutional Shares ........................         75,910     $1,078,687
     (Cost $1,128,538)                                                ----------

   TOTAL INVESTMENTS -- 90.1%
     (Cost $1,128,538*) ..........................                    $1,078,687

   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 9.9% .......................                       118,837
                                                                      ----------
   TOTAL NET ASSETS -- 100.0% ....................                    $1,197,524
                                                                      ==========

* Cost for Federal income tax purposes at August 31, 1999 is $1,155,006. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross and Net Depreciation ..............................      $(76,319)
                                                                       ========

                 See Accompanying Notes to Financial Statements.

                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 17, 1999
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus U.S. Core Fixed Income Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $15.01, compared to an NAV of $15.72 on August 31, 1998. As a result, the institutional shares' total return was 2.4% (assuming the reinvestment of dividends and distributions totaling $1.08 per share). By comparison, the Lehman Brothers Aggregate Bond Index (the "Index") returned 0.8% during the same period.

At August 31, 1999, the NAV of the Fund's common shares was $14.99, compared to an NAV of $15.68 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 was 2.1% (assuming the reinvestment of dividends and distributions totaling $0.85 per share). By comparison, the Index returned 0.8% during the same period.

We attribute the Fund's outperformance of the Index benchmark during the fiscal year to our decisions regarding the portfolio's exposure to "spread product" (i.e., debt securities whose market valuation is driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt).

As the fiscal year began in September 1998, we continued to be overweighted in spread product relative to the Index. This stance hurt the Fund's performance in the middle of 1998, when an extraordinary confluence of events in global financial markets -- including a sharp decline in the currencies, securities and economies of many developing nations; rapidly deteriorating political and macroeconomic conditions in Russia; and the collapse of a major hedge fund, Long-Term Capital Management -- caused prices of non-Treasury debt to plummet and their yield spreads to dramatically widen.

We increased our spread product positions into the new fiscal year because we believed that they represented attractive fundamental value and would eventually recover. Our patience was rewarded in the fourth quarter of 1998 and the first quarter of 1999, as yield spreads contracted and spread-based sectors generated healthy gains.

The outlook for spread product turned less favorable in the second quarter, however, when we felt that prices had exhausted much of their near-term potential and investors began to focus on the potential for an increase in interest rates. We responded by taking some profits and raising the portfolio's overall credit quality, notably in our exposure to below-investment-grade sectors like high yield and emerging market debt. Our timing proved fortunate, as both sectors subsequently outperformed spread products.

As developments occur in the fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Fixed Income Management Team

Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Director
Jose A. Rodriguez, Director

                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS U.S. CORE FIXED INCOME INSTITUTIONAL SHARES AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX 1 FROM INCEPTION (3/31/94) AND AT EACH QUARTER END. (UNAUDITED)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Warburg Pincus
                            U.S. Core                       Lehman Brothers
                          Fixed Income                      Aggregate Bond
                      Institutional Shares                      Index 1

04/01/94                     $10,000                            $10,000
05/31/94                     $ 9,913                            $ 9,999
08/31/94                     $10,017                            $10,188
11/30/94                     $ 9,812                            $10,007
02/28/95                     $10,204                            $10,520
05/31/95                     $10,864                            $11,148
08/31/95                     $11,078                            $11,342
11/30/95                     $11,475                            $11,775
02/29/96                     $11,590                            $11,809
 5/31/96                     $11,464                            $11,638
 8/31/96                     $11,658                            $11,806
11/30/96                     $12,328                            $12,488
 2/28/97                     $12,420                            $12,442
 5/31/97                     $12,567                            $12,607
 8/31/97                     $13,001                            $12,991
11/30/97                     $13,327                            $13,437
 2/28/98                     $13,670                            $13,735
 5/31/98                     $13,898                            $13,985
 8/31/98                     $14,011                            $14,364
11/30/98                     $14,381                            $14,706
 2/28/99                     $14,352                            $14,594
 5/31/99                     $14,489                            $14,591
 8/31/09                     $14,343                            $14,476

     INSTITUTIONAL SHARES
     --------------------
        AVERAGE ANNUAL
         TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
  One Year                    2.37%
  Three Years                 7.15%
  Five Years                  7.44%
  From Inception
  (3/31/94)                   6.88%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and
   includes treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999
                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
CORPORATE BONDS -- 40.1%
AEROSPACE/DEFENSE EQUIPMENT -- 0.1%
   Boeing Co. Debentures
     7.500% 08/15/42 .............................      $     150   $    145,312
   Sequa Corp.
     Senior Notes
     9.000% 08/01/09 .............................            290        285,650
                                                                    ------------
                                                                         430,962
                                                                    ------------
AUTOMOTIVE -- 0.3%
   Delco Remy International, Inc.
     Gtd. Sr. Sub Notes
     10.625% 08/01/06 ............................            210        219,712
   Hayes Lemmerz International, Inc.
     144A Sr. Sub. Notes
     8.250% 12/15/08 .............................            285        266,475
   Hayes Wheels International, Inc.
     Gtd. Notes
     11.000% 07/15/06 ............................             55         59,125
   Lear Corp.
     7.960% 05/15/05 .............................            540        531,900
   Oxford Automotive, Inc.
     Sr. Sub. Notes
     10.125% 06/15/07 ............................             75         74,250
                                                                    ------------
                                                                       1,151,462
                                                                    ------------
BANKING -- 7.1%
   Bangko Sentral Pilipinas
     Yankee Bonds
     8.600% 06/15/27 .............................          1,655      1,278,487
   Bay View Capital Corp.
     Sub. Notes
     9.125% 08/15/07 .............................          1,060        980,500
   Chase Manhattan Bank Corp.
     Sub. Notes
     6.500% 08/01/05 .............................            240        233,700
     6.750% 09/15/06 .............................            630        607,162
     7.250% 06/01/07 .............................            490        489,387
     6.375% 04/01/08 .............................            360        339,300
   Citicorp Sub. Notes, Series F
     6.375% 11/15/08 .............................          1,550      1,447,312
   Credit Lyonnais
     Perpetual Sub. Variable Rate
     Notes, Rule 144A
     6.437%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....          2,830      2,596,525
   Deutsche Bank Financial
     144A Pfd.
     7.872%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....          1,600      1,503,064
   Dresdner Bank
     8.151% 06/30/31 .............................            640        587,200
   First Republic Bank
     Sub. Notes
     7.750% 09/15/12 .............................          2,080      1,908,400
   ForeningsSparbanken AB
     Perpetual Sr. Sub. FRN
     5.926%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....            980        964,271
                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
BANKING -- (CONTINUED)
   Fuji Finance (Cayman), Ltd.
     Medium Term Notes
        7.300%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) ..        $   850   $    739,500
     Perpetual Sub. Notes
        6.573%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) ..            540        467,100
   Fuji JGB Investment L.L.C.,
     Noncumulative Preferred
     Securities, Series A
     9.870%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....          1,620      1,595,700
   Okobank Perpetual Medium
     Term FRN
     5.598%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....          2,000      1,910,000
   Santander Financial Issuances
     Perpetual
     6.087%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....            750        680,625
   Sanwa Bank Ltd Global
     Sub Notes
     8.350% 07/15/09 .............................          1,780      1,782,225
   Skandinaviska Enskilda Banken
     Perpetual Sub. FRN
        6.625%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) ..          2,280      2,234,400
     144A Perpetual Sub. FRN
        6.500%(DAGGER)(DAGGER)(DAGGER) ...........          1,200      1,119,769
   Sumitomo Bank Int'l. Finance
     8.500% 06/15/09 .............................          1,500      1,518,750
                                                                    ------------
                                                                      24,983,377
                                                                    ------------
BROADCASTING -- 1.1%
   Chancellor Media Corp.
     144A Sr. Sub. Notes
     8.000% 11/01/08 .............................            225        216,000
   Fox/Liberty Networks L.L.C.,
     Registered Sr. Notes
     8.875% 08/15/07 .............................          1,390      1,410,850
   Granite Broadcasting Corp.
     144A Sr. Sub. Notes
     8.875% 05/15/08 .............................            190        182,400
   HMV Media Group plc
     Senior Subordinated Yankee
     Notes, Series B
     10.250% 05/15/08 ............................            115        112,700
   TV Guide, Inc.
     8.125% 03/01/09 .............................            380        357,200
   Turner Broadcasting Systems, Inc.
     Sr. Notes
     7.400% 02/01/04 .............................          1,450      1,468,125
                                                                    ------------
                                                                       3,747,275
                                                                    ------------
BUILDING MATERIALS -- 0.1%
   Jackson Products, Inc. Notes
     9.500% 04/15/05 .............................            345        317,400
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
CABLE -- 1.5%
   Belo (A.H.) Corp.
     Sr. Notes
     6.875% 06/15/02 .............................        $ 2,635    $ 2,615,237
   Classic Cable
     Sr. Sub. Notes
     9.875% 08/01/08 .............................            150        151,500
   CSC Holdings Inc.
     Sr. Notes
     7.875% 12/15/07 .............................          1,080      1,047,600
     7.250% 07/15/08 .............................            320        296,800
   Diamond Cable Communications
     plc, Yankee Sr. Discount Notes
     10.750% 02/15/07(DAGGER)(DAGGER) ............            815        623,475
   James Cable Partners L.P.
     Sr. Notes, Series B
     10.750% 08/15/04 ............................            245        248,062
   Videotron Holdings plc
     Yankee Sr. Discount Notes
     11.000% 08/15/05(DAGGER)(DAGGER) ............             95         94,219
                                                                    ------------
                                                                       5,076,893
                                                                    ------------
CHEMICALS -- 0.1%
   Lyondell Chemical, Inc.
     Senior Secured Notes,
        Series A
          9.625% 05/01/07 ........................            110        111,650
        Series B
          9.875% 05/01/07 ........................            115        115,862
                                                                    ------------
                                                                         227,512
                                                                    ------------
COMPUTERS, SOFTWARE & SERVICES -- 0.5%
   PSINET, Inc.
     144A Sr. Notes
     11.500% 11/01/08 ............................            220        223,300
   Seagate Technology, Inc.
     Sr. Debentures
     7.450% 03/01/37 .............................          1,710      1,541,137
                                                                    ------------
                                                                       1,764,437
                                                                    ------------
CONSULTING SERVICES -- 1.4%
   Comdisco Inc Mtn
     7.250% 09/01/02 .............................          3,050      3,030,937
   Comdisco, Inc Ser H Mtn
     7.230% 08/16/01 .............................          1,850      1,850,000
                                                                    ------------
                                                                       4,880,937
                                                                    ------------
ENERGY -- 2.3%
   Crown Central Petroleum
     Sr. Notes
     10.875% 02/01/05 ............................            150        132,000
   Dresser Industries, Inc.
     Debentures
     7.600% 08/15/49 .............................          1,820      1,794,975
                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
Energy -- (continued)
   Korea Electric Power
     Global Unsubordinated Notes
        6.375% 12/01/03 ..........................      $      60   $     56,100
     Yankee Debentures
        7.000% 02/01/27 ..........................          1,575      1,433,250
     Yankee Notes
        7.000% 10/01/02 ..........................          1,735      1,685,119
   Valero Energy Corp.
     144A Putable Asset Trusts
     6.750% 12/15/02 .............................          2,945      2,864,012
                                                                    ------------
                                                                       7,965,456
                                                                    ------------
ENTERTAINMENT -- 1.6%
   Regal Cinemas, Inc.
     Sr. Sub. Notes
     9.500% 06/01/08 .............................            300        213,000
   Time Warner, Inc.
     Debentures
     8.050% 01/15/16 .............................          1,935      1,976,119
     6.850% 01/15/26 .............................          3,560      3,555,550
                                                                    ------------
                                                                       5,744,669
                                                                    ------------
FINANCIAL SERVICES -- 6.4%
   American General Institutional
     Capital Trust Co.
     144A Gtd. Notes,
     Series B
     8.125% 03/15/46 .............................          2,605      2,634,306
   AT&T Capital Corp.
     Medium Term Note, Series 4
     6.470% 12/03/99 .............................            960        961,098
     6.480% 12/03/99 .............................          2,805      2,808,277
   Ford Motor Credit Corp.
     5.800% 01/12/09 .............................          2,750      2,475,000
     6.700% 07/16/04 .............................            350        345,187
   Industrial Credit & Investment Corp.
     144A Yankee Medium Term
     Notes
     7.550% 08/15/07 .............................             40         36,500
   L'Auxiliare du Credit Foncier
     de France
     Gtd. Notes
        5.000% 09/25/02(DAGGER) ..................          2,235      2,167,950
     Gtd. Notes
        5.000% 10/22/02(DAGGER) ..................            155        151,109
   Lehman Brothers Holdings, Inc.
     Global Notes
        6.625% 04/01/04 ..........................          1,310      1,270,700
     Notes
        7.000% 05/15/03 ..........................            550        545,875
   Long Island Savings Bank, Inc.
     Notes
     7.000% 06/13/02 .............................          1,670      1,661,650

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
FINANCIAL SERVICES -- (CONTINUED)
   MBNA Master Credit Card Trust
     Series 1997-I, Class A
        6.550% 01/15/07 ..........................        $ 2,200    $ 2,173,552
     Series 1999-G, Class A
        6.350% 12/15/06 ..........................          1,800      1,767,366
   Merrill Lynch & Co.
     Notes
     6.875% 11/15/18 .............................          1,220      1,116,300
   Prudential Insurance Co. of
     America
        144A Capital Notes
          6.875% 04/15/03 ........................          1,600      1,590,000
        144A Sr. Notes
          6.375% 07/23/06 ........................            800        755,000
                                                                    ------------
                                                                      22,459,870
                                                                    ------------
FOOD & BEVERAGE -- 0.6%
   AmeriServ Food Distribution, Inc.
     Gtd. Sr. Notes
     8.875% 10/15/06 .............................            150        129,000
   Archibald Candy Corp.
     144A Gtd. Sr. Secured Notes
     10.250% 07/01/04 ............................            400        398,000
   Kroger Co.
     7.250% 06/01/09 .............................          1,500      1,462,500
   Pantry, Inc.
     Sr. Sub. Notes
     10.250% 10/15/07 ............................            100         99,500
   Premier Intl Foods
     PLC
     12.000% 09/01/09 ............................            130        131,300
                                                                    ------------
                                                                       2,220,300
                                                                    ------------
HEALTH CARE -- 0.2%
   Columbia/HCA Healthcare Corp.
     Debentures
     8.360% 04/15/24 .............................            840        751,800
                                                                    ------------
Industrial Goods & Materials -- 0.4%
   Motors & Gears Inc.
     Sr. Notes, Series D
     10.750% 11/15/06 ............................            335        330,812
   Tyco Intl Group
     6.125% 01/15/09 .............................          1,250      1,139,063
                                                                    ------------
                                                                       1,469,875
                                                                    ------------
PACKAGING/CONTAINERS -- 0.8%
   Crown Cork & Seal
     Sr Notes
     7.125% 09/01/02 .............................          2,950      2,931,562
   Crown Packaging Enterprises, Ltd.
     Yankee Sr. Secured Discount
     Notes
     14.000% 08/01/06(DAGGER)(DAGGER) ............            550          8,250
                                                                    ------------
                                                                       2,939,812
                                                                    ------------
                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
PAPER & FOREST PRODUCTS -- 0.3%
   Fort James Corp.
     Notes
     6.234% 03/15/01 .............................      $     350   $    348,688
   P.T. Indah Kiat Pulp & Paper Corp.
     Sr. Secured Notes
     8.875% 11/01/00 .............................            290        255,809
     10.000% 07/01/07 ............................            425        263,500
   Repap New Brunswick
     Sr. Yankee Notes
     10.625% 04/15/05 ............................             35         30,450
                                                                    ------------
                                                                         898,447
                                                                    ------------
REAL ESTATE -- 0.4%
   EOP Operating L.P.
     Mandatory Par Put Remarketed
     Securities
     6.376% 02/15/02 .............................          1,295      1,267,481
   HMH Properties, Inc.
     Sr. Notes
     8.450% 12/01/08 .............................            255        239,063
                                                                    ------------
                                                                       1,506,544
                                                                    ------------
RESTAURANTS, HOTELS & CASINOS -- 0.1%
   Circus Circus Enterprise
     Sr. Sub. Notes
     9.250% 12/01/05 .............................            210        211,575
   Hollywood Park Operating
     Sr. Sub. Notes
     9.500% 08/01/07 .............................             50         49,375
   Horseshoe Gaming Holdings
     144A Sr. Sub. Notes
     8.625% 05/15/09 .............................            235        227,363
                                                                    ------------
                                                                         488,313
                                                                    ------------
RETAIL TRADE  -- 1.7%
   K Mart Corp.
     Notes
        7.950% 02/01/23 ..........................            430        399,363
     Pass Through Certificates,
        Series 1995 Class K3
        8.540% 01/02/15 ..........................          1,656      1,713,658
   Pathmark Stores
     Sr. Sub Notes
     9.625% 05/01/03 .............................            150        152,813
   Wal Mart Notes
     6.875% 08/10/09 .............................          3,600      3,582,000
                                                                    ------------
                                                                       5,847,834
                                                                    ------------
STEEL -- 0.2%
   AK Steel Corp.
     144A Sr. Notes
     7.875% 02/15/09 .............................            300        288,000
   Gulf States Steel, Inc.
     First Mortgage Notes
     13.500% 04/15/03 ............................            145         26,100

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
STEEL  -- (CONTINUED)
   Wheeling-Pittsburgh Corp.
     144A Sr. Notes
     9.250% 11/15/07 .............................      $     215   $    205,325
                                                                    ------------
                                                                         519,425
                                                                    ------------
TELECOMMUNICATIONS -- 7.0%
   Adelphia Communications Corp.
     Sr. Notes, Series B
     9.250% 10/01/02 .............................            310        313,100
     8.375% 02/01/08 .............................            150        140,250
   BellSouth Telecommunications, Inc.
     Debentures
     5.850% 11/15/45 .............................            995        993,756
     7.000% 12/01/45 .............................            255        229,500
   CenCall Communications Corp.
     Sr. Discount Notes
     10.125% 01/15/04 ............................            435        443,700
   Charter Communications Holding
     LLC, Sr. Disc. Notes 144A
     8.625% 04/01/09 .............................            220        209,000
     9.920% 04/01/11(DAGGER)(DAGGER) .............            145         87,000
   Echostar DBS Corp.
     Sr. Notes
     9.250% 02/01/06 .............................            400        398,000
   GTE Corp.
     Debentures
     6.840% 04/15/18 .............................          1,150      1,078,125
     6.940% 04/15/28 .............................          1,160      1,080,250
   GTE North, Inc.
     Debentures, Series D
     6.900% 11/01/08 .............................            395        389,075
   Intermedia Communication, Inc.
     Sr. Notes, Series B
     8.500% 01/15/08 .............................            235        207,975
   ITC Deltacom, Inc.
     144A Sr. Notes
     11.000% 06/01/07 ............................            180        192,375
   LCI International, Inc.
     Senior Notes
     7.250% 06/15/07 .............................          1,350      1,296,000
   Level 3 Communications, Inc.
     144A Sr. Notes
     9.125% 05/01/08 .............................            410        382,325
   MCI Communications Corp.
     Sr. Discount Notes
     6.125% 04/15/02 .............................          1,615      1,588,756
   MCI Communications Corp.
     Sr. Notes
     6.500% 04/15/10 .............................             20         18,850
   McLeodUSA, Inc.
     144A Sr. Sub. Notes
     8.125% 02/15/09 .............................            280        258,300
   Metromedia Fiber Network, Inc.
     Sr. Notes, Series B
     10.000% 11/15/08 ............................            190        188,100
                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
TELECOMMUNICATIONS -- (CONTINUED)
   Nextel Communications, Inc.
     Sr. Discount Notes
        9.750% 08/15/04 ..........................        $ 2,250    $ 2,250,000
        9.750% 10/31/07(DAGGER)(DAGGER) ..........            225        158,625
     144A Sr. Redeemable Discount
        Notes
        10.650% 09/15/07(DAGGER)(DAGGER) .........              5          3,663
     144A Sr. Discount Notes
        9.950% 02/15/08(DAGGER)(DAGGER) ..........            640        443,200
   Nextlink Communications, Inc.
     Sr. Notes
        9.625% 10/01/07 ..........................            115        112,988
     144A Sr. Notes
        10.750% 11/15/08 .........................            300        304,500
   Paging Network, Inc.
     Sr. Sub. Notes
     8.875% 02/01/06 .............................            550        302,500
     10.000% 10/15/08 ............................            720        405,000
     10.125% 08/01/07 ............................            270        151,875
   Qwest Communications
     International, Inc.
     144A Sr. Notes
     7.250% 11/01/08 .............................            310        302,250
   TCI Communications, Inc.
     Notes
     6.340% 02/01/02 .............................          1,615      1,602,888
   Telefonica de Argentina
     144A Medium Term Notes
     9.125% 05/07/08 .............................            850        735,250
   Teleport Communications
     Group, Inc.
     Sr. Discount Notes
     9.650% 03/31/27 .............................          1,545      1,755,506
   US West Cap Funding
     144A Notes
     6.875% 08/15/01 .............................          3,850      3,840,375
   Worldcom Inc.
     Sr. Notes
     7.750% 01/01/07 .............................          2,665      2,751,613
                                                                    ------------
                                                                      24,614,670
                                                                    ------------
TRANSPORTATION -- 3.4%
   Continental Airlines, Inc.
     Sr. Notes
     9.500% 12/15/01 .............................          1,835      1,912,988
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de CV
     144A Gtd. Sr. Discount Notes
     11.750% 06/15/09(DAGGER)(DAGGER) ............          2,495      1,303,638
   Norfolk Southern Corp.
     Notes
     7.050% 05/01/04 .............................          2,300      2,302,875
     7.400% 09/15/06 .............................            550        554,813
     7.350% 05/15/07 .............................             15         15,094
     7.700% 05/15/17 .............................          1,000      1,012,500

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
TRANSPORTATION -- (CONTINUED)
   Northwest Airlines, Inc.
     Gtd. Notes
     7.625% 03/15/05 .............................        $ 3,085   $  2,811,206
     7.875% 03/15/08 .............................            340        300,050
   US Airways, Inc.,
     Gtd. Sr. Notes
     9.625% 02/01/01 .............................          1,745      1,762,171
                                                                    ------------
                                                                      11,975,335
                                                                    ------------
UTILITIES -- 2.4%
   Beaver Valley Funding Corp.
     Secured Lease Obligation Bonds
     9.000% 06/01/17 .............................          2,400      2,541,000
   Connecticut Light and Power Co.
     First Mortgage Bonds,
        Series C
        7.750% 06/01/02 ..........................            770        778,663
     First Mortgage Bonds,
        Series D
        7.875% 10/01/24 ..........................            730        740,950
   Niagara Mohawk Power Corp.
     First Mortgage Bonds
     8.750% 04/01/22 .............................          1,130      1,154,013
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A
     9.050% 06/01/02 .............................          1,690      1,692,113
   Texas Utilities Electric Capital Trust
     Preferred V
     8.175% 01/30/37 .............................          1,540      1,470,700
                                                                    ------------
                                                                       8,377,439
                                                                    ------------
WASTE MANAGEMENT -- 0.1%
   Allied Waste North America
     Series B
     7.625% 01/01/06 .............................            105         96,338
     7.875% 01/01/09 .............................            255        232,050
   USA Waste Services, Inc.
     Sr. Notes
     7.125% 10/01/07 .............................             25         22,781
                                                                    ------------
                                                                         351,169
                                                                    ------------
   TOTAL CORPORATE BONDS
     (Cost $146,502,256) .........................                  $140,711,213
                                                                    ------------

MUNICIPAL BONDS -- 0.2%
   Illinois State GO
     4.750% 06/01/23 .............................      $     850   $    724,625
   Tampa, FL Health Systems
     Revenue Bond
     4.750% 11/15/28 .............................             45         37,913
                                                                    ------------
   TOTAL MUNICIPAL BONDS
     (Cost $848,106) .............................                  $    762,538
                                                                    ------------
                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
FOREIGN GOVERNMENT BONDS -- 3.2%
   Empresa Nacional de Electricidad
     8.125%(DAGGER)(DAGGER)(DAGGER) ..............      $     800   $    654,000
   Republic of Colombia
     Yankee Notes
     12.471% 08/13/05(DAGGER) ....................          1,210      1,058,750
   Republic of Ecuador
     Past Due Interest Notes
     3.750% 02/26/00(DAGGER) .....................            437        102,335
   Republic of Philippines
     Global Bonds
     9.875% 01/15/19 .............................          1,025        969,906
   Republic of Poland
     Past Due Interest Bonds
     5.000% 10/27/14(DAGGER)(DAGGER) .............          1,070        934,913
     5.000% 10/27/14(DAGGER)(DAGGER) .............          3,800      3,320,250
   United Mexican States
     Global Bonds
        11.500% 05/15/26 .........................             20         21,725
     Par Bonds, Series W-A
        6.250% 12/31/19 ..........................          4,150      2,977,625
     Par Bonds, Series W-B
        6.250% 12/31/19 ..........................          1,350        968,625
                                                                    ------------
   TOTAL FOREIGN
     GOVERNMENT BONDS
     (Cost $11,693,811) ..........................                  $ 11,008,129
                                                                    ------------

AGENCY OBLIGATIONS -- 54.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.0%
   Various Pools:
     7.000% 12/01/09 .............................      $     151   $    149,586
   Series MACR 1860 Principle Only
     8.5865% 02/15/24 ............................          2,444      1,395,584
   Discount Notes:
     5.060% 11/30/99 .............................          8,930      8,815,780
                                                                    ------------
   TOTAL FEDERAL HOME
     LOAN MORTGAGE
     CORPORATION .................................                  $ 10,360,950
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 46.2%
   Various Pools:
    10.000% 02/01/05 .............................            159        168,728
    10.000% 01/01/10 .............................            721        777,962
    6.500% 06/01/29 ..............................          6,081      5,757,706
    6.500% 06/01/29 ..............................          2,744      2,597,753
    6.500% 07/01/29 ..............................          7,023      6,649,873
    6.500% 07/01/29 ..............................          3,711      3,513,639
    6.500% 07/01/29 ..............................          5,895      5,585,632
    6.500% 08/01/29 ..............................          1,887      1,786,159
    6.500% 08/01/29 ..............................         11,373     10,768,515
    6.500% 08/01/29 ..............................             30         28,400
    6.000% 12/01/28 ..............................            145        133,427
    6.000% 07/01/29 ..............................         16,188     14,888,255
    6.000% 07/01/29 ..............................         18,520     17,032,787
    6.000% 07/01/29 ..............................            601        552,479

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
   Various Pools: (continued)
     6.000% 01/01/29 .............................        $ 3,867    $ 3,556,399
     6.000% 01/01/29 .............................          5,477      5,037,353
   Global Notes
     6.864% 06/01/17 .............................         12,250      3,699,853
   REMIC - PAC 1991-165 Class M
     8.250% 12/25/21 .............................             10         10,101
   Series 1996-5 Class PX PO
     7.959% 11/25/23 .............................            224        130,602
   Series 1997-16 Class M PO
     9.160% 02/25/23 .............................            170         97,298
   15 Year TBA:
     6.000% 01/15/11 .............................          7,550      7,184,297
     6.500% 05/01/13 .............................          4,080      3,962,700
   30 Year TBA:
     8.000% 03/15/25 .............................         32,350     32,774,594
     6.000% 04/15/25 .............................          5,300      4,871,031
     6.500% 09/01/27 .............................          3,100      2,935,313
     7.000% 09/01/27 .............................         19,460     18,900,525
   Discount Notes:
     4.930% 09/10/99 .............................          8,975      8,963,760
                                                                    ------------
   TOTAL FEDERAL NATIONAL
     MORTGAGE ASSOCIATION ........................                  $162,365,141
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.0%
   Various Pools:
     6.500% 09/15/03 .............................              5          5,035
     8.250% 08/15/04 .............................              1            277
     9.000% 11/15/04 .............................              1            623
     9.000% 12/15/04 .............................              1            677
     8.250% 04/15/06 .............................              1            936
     13.500% 07/15/14 ............................              1            900
     9.000% 12/15/16 .............................             24         25,570
     8.000% 04/15/17 .............................             74         75,035
     9.000% 08/15/21 .............................            340        357,023
   30 Year TBA:
     7.500% 08/01/28 .............................         17,350     17,192,766
                                                                    ------------
   TOTAL GOVERNMENT
     NATIONAL MORTGAGE
     ASSOCIATION .................................                  $ 17,658,842
                                                                    ------------
MISCELLANEOUS -- 0.3%
   Government Trust Certificates
     Collateral Trust
     Series 1C
     9.250% 11/15/01 .............................            305        309,516
   National Archives Facility Trust
     COP
     8.500% 09/01/19 .............................            670        750,001
   Tennessee Valley Authority
     Debentures, Series B
     6.235% 07/15/45 .............................             60         60,450
                                                                    ------------
                                                                       1,119,967
                                                                    ------------
   TOTAL AGENCY OBLIGATIONS
     (Cost $191,900,098) .........................                  $191,504,900
                                                                    ------------
                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
ASSET BACKED SECURITIES -- 3.1%
   Green Tree Recreational
     Equipment and Consumer Trust
     Series 1997-C, Class A1
     6.490% 02/15/18 .............................      $     443   $    428,510
   Green Tree Securitized Net Interest
     Margin Trust, REMIC,
     Series 1994-A, Class A
     6.900% 02/15/04 .............................            504        501,059
   Merrill Lynch Mortgage Investors,
     Inc., Manufactured Housing
     Retail Installment Sales
     Contracts, Series 1991-C,
     Class A
     9.000% 07/15/11 .............................             20         20,028
   Morgan Stanley Inc.
     Capital I, Series 1998-Xl1,
     Class A3
     6.480% 06/03/30 .............................          5,100      4,814,273
   National Westminster Bank
     Debentures Guaranteed Cap.
     Notes
     9.375% 11/15/03 .............................            680        739,500
   PECO Energy Transition Trust
     6.050% 03/01/09 .............................          1,345      1,268,960
     6.130% 03/01/09 .............................          2,265      2,102,792
   Prudential Securities Secured
     Financing Series 1999-C2,
     Class A2
     7.193% 04/15/09 .............................            850        834,815
   Vanderbilt Mortgage Finance,
     Manufactured Housing Retail
     Installment Sales Contracts,
     Series 1995-B, Class A3
     6.675% 05/07/06 .............................            202        201,004
                                                                    ------------
   TOTAL ASSET BACKED
     SECURITIES
     (Cost $11,513,375) ..........................                  $ 10,910,941
                                                                    ------------
COLLATERALIZED MORTGAGED BACKED
SECURITIES -- 4.7%
   Nomura Asset Securitization Corp.,
     Series 1998-D6, Class A1B
     6.590% 03/15/28 .............................        $ 4,350    $ 4,126,867
   Asset Securitization Corp.,
     Series 1996-MD6, Class A6
     7.587% 09/13/99 .............................            760        703,831
   Carousel Center Finance Inc.,
     Series 1, Class C, Rule 144A
     7.527% 11/15/07 .............................            313        310,992
   Cityscape Home Equity Loan Trust,
     Home Equity Loan Certificates,
     Series 1996-2, Class A2
     7.200% 04/25/11 .............................            119        120,412

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
COLLATERALIZED MORTGAGED BACKED
SECURITIES -- (CONTINUED)
   Collateralized Mortgage Obligation
     Trust, REMIC Series 54,
     Class C
     9.250% 11/01/13 .............................      $       1   $        908
   Commercial Mortgage Asset Trust,
     Series 1999-C1, Class A3
     6.640% 09/17/10 .............................          4,315      4,056,898
   Contimortgage Home Equity Loan
     Trust, Series 1996-4, Class A8
     7.220% 01/15/28 .............................            880        865,153
   G3 Mortgage Reinsurance Corp.,
     Class A
     6.163% 09/27/99 .............................            950        864,500
   GMAC Commercial Mortgage
     Securities, Inc., Series 1997-C1
     Class A2
     6.853% 09/15/06 .............................            540        536,331
   Heller Financial Commercial
     Mortgage Asset Corp.
     Series 1999-PH1, Class A2
     6.847% 05/15/31 .............................          1,550      1,499,710
   Option One Mortgage Loan Trust,
     Series 1999-2, Class A
     9.660% 06/25/29 .............................          1,979      1,961,579
   Salomon Brothers Mortgage
     Securities VII, Series 1997-NC4,
     Class A
     5.635% 09/27/99 .............................             25         25,083
   UCFC Home Equity Loan Trust,
     Series 1996-B1, Class A7
     8.200% 09/15/27 .............................            760        760,817
   UCFC Home Equity Loan Trust,
     Series 1998-A1, Class A7
     6.870% 07/15/29 .............................            690        665,488
                                                                    ------------
   TOTAL COLLATERALIZED
     MORTGAGED BACKED
     SECURITIES
     (Cost $17,438,999) ..........................                  $ 16,498,569
                                                                    ------------

                                                         NUMBER
                                                        OF SHARES
                                                        ---------
COMMON STOCK -- 0.0%
Packaging/Containers -- 0.0%
   Crown Packaging Enterprises,
     Ltd. ........................................         45,544   $        455
                                                                    ------------
   TOTAL COMMON STOCK
     (Cost $0) ...................................                  $        455
                                                                    ------------
                                                          NUMBER
                                                        OF SHARES       VALUE
                                                       ----------   ------------
PREFERRED STOCKS -- 2.7%
BANKING -- 2.5%
   California Federal Capital Corp.,
     Series A 9.125% .............................         97,170    $ 2,417,104
   Centaur Funding Corp. 9.08% ...................          1,360      1,433,950
   Citigroup, Inc. 6.213% ........................         37,800      1,856,925
   Lehman Brothers Holdings
     5.94% .......................................         18,320        806,080
   Lehman Brothers Holdings
     5.67% .......................................         24,860      1,056,550
   NationsBank Captial Corp. 8.35% ...............         48,000      1,200,000
                                                                    ------------
                                                                       8,770,609
                                                                    ------------
REAL ESTATE -- 0.2%
   American Real Estate Corp.
     8.50% Cumulative, Series A ..................         30,800        783,475
                                                                    ------------
   TOTAL PREFERRED STOCKS
     (Cost $10,056,876)                                             $  9,554,084
                                                                    ------------

                                                            PAR
                                                           (000)
                                                         --------
U.S. TREASURY OBLIGATIONS -- 3.5%
U.S. TREASURY BILLS -- 0.2%
     4.370% 09/16/99 .............................      $     470   $    467,741
     4.520% 09/16/99 .............................            100         99,614
                                                                    ------------
                                                                         567,355
                                                                    ------------
U.S. TREASURY BONDS -- 1.3%
     8.000% 11/15/21 .............................          3,770      4,439,128
                                                                    ------------
U.S. TREASURY INFLATION PROTECTED NOTES -- 1.6%
     3.875% 04/15/29 .............................          5,750      5,660,596
                                                                    ------------
U.S. TREASURY NOTES -- 0.1%
     6.625% 06/30/01 .............................            115        116,671
     7.500% 02/15/05 .............................              5          5,320
     6.250% 02/15/07 .............................            270        270,945
                                                                    ------------
                                                                         392,936
                                                                    ------------
U.S. TREASURY STRIP BONDS -- 0.3%
     6.589% 11/15/16 .............................          3,430      1,124,240
                                                                    ------------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $12,511,065) ..........................                  $ 12,184,255
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

             WARBURG PINCUS U.S. CORE FIXED INCOME FUND (CONCLUDED)

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                      ----------   ------------
RIGHTS/WARRANTS -- 0.0%
   Capital Pacific Holdings Group,
     Inc. strike $3.4 expires
     May 2002 ....................................         2,528   $      1,264
   Checkers Drive-In Restaurants
     strike $1.375 expires
     Dec. 2000 ...................................         2,642            248
   Mexican Value Recovery Rights
     strike $1.188 expires
     June 2003 ...................................             1              0
   Uniroyal Technology Corp.
     strike $4.375 expires
     06/01/03 ....................................        10,800         91,800
                                                                   ------------
   TOTAL RIGHTS/WARRANTS
     (Cost $14,178) ..............................                 $     93,312
                                                                   ------------

                                                          PAR
                                                         (000)
                                                       ---------
SHORT TERM INVESTMENT -- 12.3%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     4.500% 09/01/99 .............................       $43,044   $ 43,044,000
                                                                   ------------
   TOTAL SHORT TERM
     INVESTMENT
     (Cost $43,044,000) ..........................                 $ 43,044,000
                                                                   ------------
                                                         PAR
                                                        (000)         VALUE
                                                      ----------   ------------

SECURITIES SOLD SHORT -- (1.1%)
   Federal National Mortgage
     Association 30 Year TBA
     6.500% 09/01/29 .............................      $ (3,900)  $ (3,692,813)
     (Cost ($3,757,406))                                           ------------


   TOTAL INVESTMENTS -- 123.2%
     (Cost $441,765,791*) ........................                 $432,579,583

   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- (23.2%) ......................                  (81,631,972)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0% ....................                 $350,947,611
                                                                   ============

* Cost for Federal income tax purposes at August 31, 1999 is $441,854,938. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ......................................  $  2,095,221
        Gross Depreciation ......................................   (11,370,576)
                                                                   ------------
        Net Depreciation ........................................  $ (9,275,355)
                                                                   ============

(DAGGER) Variable rate obligations -- The interest shown is the rate as of August 31, 1999.

(DAGGER)(DAGGER) Step Bond-- The interest rate as of August 31, 1999 is 0% and will reset to interest rate shown at a future date.

(DAGGER)(DAGGER)(DAGGER) Securities have no stated maturity date.

                            INVESTMENT ABBREVIATIONS
FRN ..........................................................Floating Rate Note
MACR .....................Modified and Combinable Real Estate Investment Conduit
PAC ..................................................Planned Amortization Class
PO ...............................................................Principle Only
REMIC ....................................RealEstate Mortgage Investment Conduit
TBA .............................................................To Be Announced

                 See Accompanying Notes to Financial Statements.

                WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 16, 1999
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus Strategic Global Fixed Income Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $14.97, compared to an NAV of $15.10 on August 31, 1998. As a result, the institutional shares' total return was 2.8% (assuming the reinvestment of dividends and distributions totaling $0.57 per share). By comparison, the unhedged J.P. Morgan Global Government Bond Index ("GBI") returned 3.0% during the same period.

At August 31, 1999, the NAV of the Fund's common shares was $14.91, compared to an NAV of $16.10 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 was 2.3% (assuming the reinvestment of dividends and distributions totaling $0.56 per share). By comparison, the GBI returned 3.0% during the same period.

The Fund's performance during the fiscal year was essentially a story of offsetting returns in the first and second halves of the year.

In the first half, the Fund outperformed GBI as a result of our positions in "spread product" -- debt securities whose market valuation is greatly driven by the difference, known as the "spread," between their yields and those of U.S. Treasury debt -- and our positions in Japan.

Prices of spread product had plummeted in the third quarter of 1998, as spreads dramatically widened in response to anxiety about Russia and severe problems at Long-Term Capital Management, a major hedge fund with significant debt exposure. These same prices strongly rebounded in the final months of 1998 and into early 1999, however, helping the Fund to outperform the GBI during this time period. This resurgence was particularly true in U.S. and emerging market securities, in which spreads sharply contracted.

Our longstanding underweighting in Japan paid off especially well in December, when Japanese bond yields nearly tripled. We also chose to remain neutral in our exposure to the yen, which prevented the Fund from losing ground relative to GBI when the yen strengthened.

Unfavorable conditions in the fiscal year's second half served to offset the gains we had accumulated in the first half, including:

(BULLET) Widening spreads in much of 1999's spring and summer in anticipation of higher U.S. interest rates, which hurt our spread product holdings;

(BULLET) Our underweighted positions in Japan which negated a number of successful steps we took with regard to regional allocations and duration; and one of the strongest developed-nation bond markets of the period in local-currency terms;

(BULLET) OUR OVERWEIGHTING OF THE EURO VERSUS THE U.S. DOLLAR AT A TIME WHEN THE
         DOLLAR STRENGTHENED VERSUS THE EURO; AS WELL AS OUR MODEST UNDERWEIGHTING OF THE YEN, WHICH EXPERIENCED A VIGOROUS RALLY ALONG WITH JAPANESE BONDS.

As developments occur in the global fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Global Fixed Income Management Team

Gregg M. Diliberto, Managing Director
Dilip K. Rasgotra, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Director

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

                WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME INSTITUTIONAL SHARES AND THE JPMORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED)1 FROM INCEPTION (6/27/94), PERIOD ENDED (7/31/94), AND AT EACH QUARTER END. (UNAUDITED)

                          Warburg Pincus
                         Strategic Global                   JP Morgan Global
                           Fixed Income                     Govt. Bond Index
                       Institutional Shares                    (Unhedged)1

06/28/94                     $10,000                            $10,000
07/31/94                     $10,027                            $10,115
08/31/94                     $10,001                            $10,089
11/30/94                     $10,044                            $10,161
02/28/95                     $10,272                            $10,659
05/31/95                     $11,156                            $11,696
08/31/95                     $11,072                            $11,496
11/30/95                     $11,574                            $12,003
02/29/96                     $11,668                            $11,957
 5/31/96                     $11,832                            $11,907
 8/31/96                     $12,140                            $12,283
11/30/96                     $12,816                            $12,776
 2/28/97                     $12,531                            $12,284
 5/31/97                     $12,672                            $12,408
 8/31/97                     $12,684                            $12,487
11/30/97                     $13,006                            $12,878
 2/28/98                     $13,171                            $13,089
 5/31/98                     $13,232                            $13,247
 8/31/98                     $13,215                            $13,689
11/30/98                     $14,090                            $14,560
 2/28/99                     $13,803                            $14,220
 5/31/99                     $13,645                            $14,001
 8/31/99                     $13,582                            $14,105

     INSTITUTIONAL SHARES
     --------------------
        AVERAGE ANNUAL
         TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
  One Year                    2.78%
  Three Years                 2.81%
  Five Years                  6.31%
  From Inception
  (6/27/94)                   6.08%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The JP Morgan Global Government Bond Index Unhedged (including U.S. $) is market-capitalization index consisting of the government bond markets of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. All issues have a remaining maturity of at least one year and the index is rebalanced monthly.

                WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------

INTERNATIONAL BONDS -- 51.6%
ARGENTINA -- 0.1%
   Argentina Bocon,
     Series Pro1
     2.880% 04/01/07(DAGGER) .....................      $      50   $     33,546
                                                                    ------------
ARUBA -- 0.4%
   Sanwa Bank Ltd.
     Global Sub. Notes
     8.350% 07/15/09 .............................            100        100,125
                                                                    ------------
CANADA -- 3.8%
   Government of Canada
     Debenture
        7.000% 12/01/06 .......................CND            250        179,605
        6.000% 06/01/08 ..........................          1,250        851,199
                                                                    ------------
                                                                       1,030,804
                                                                    ------------
CHILE -- 0.2%
   Empresa Nacional de Electricidad
     8.125%(DAGGER)(DAGGER)(DAGGER) ..............      $      55         44,962
                                                                    ------------
COLOMBIA -- 0.2%
   Republic of Colombia,
     Yankee Notes
     12.471% 08/13/05(DAGGER) ....................             55         48,125
                                                                    ------------
DENMARK -- 2.6%
   Kingdom of Denmark Government
     Bonds
     6.000% 11/15/09 ..........................DKK          4,800        713,978
                                                                    ------------
ECUADOR -- 0.0%
   Republic of Ecuador
     Past Due Interest Notes
     3.750% 02/29/00(DAGGER) .....................      $      12          2,729
     3.750% 02/27/15(DAGGER) .....................             17          4,093
                                                                    ------------
                                                                           6,822
                                                                    ------------
FINLAND -- 0.2%
   Okobank Perpetual
     Medium Term FRN
     5.598%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....             60         57,300
                                                                    ------------
FRANCE -- 8.8%
   L'Auxiliare du Credit Foncier de
     France Gtd. Notes
     5.000% 09/25/02(DAGGER) .....................            125        121,250
   Republic of France Treasury Bonds
     7.500% 04/25/05 ..........................EUR            549        667,434
     5.250% 04/25/08 .............................          1,500      1,618,397
                                                                    ------------
                                                                       2,407,081
                                                                    ------------
                                                          PAR
                                                         (000)         VALUE
                                                       ----------   ------------
GERMANY -- 11.7%
   Deutsche Bank Financial
     144A Pfd.
     6.000% 07/04/07 ..........................EUR          2,776    $ 3,143,704
   Federal Republic of Germany
     Eurobonds
     7.872% 12/29/49 .............................             55         51,668
                                                                    ------------
                                                                       3,195,372
                                                                    ------------
JAPAN -- 0.4%
   Fuji Finance (Cayman), Ltd.
     Medium Term Notes
        7.300%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) ..                  $  50 43,500
     Perpetual Sub. FRN
        6.573%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) ..             80         69,200
                                                                    ------------
                                                                         112,700
                                                                    ------------
MAURITIUS -- 0.1%
   P.T. Indah Kiat Pulp & Paper Corp.
     Sr. Secured Notes
     10.000% 07/01/07 ............................             45         27,900
                                                                    ------------
MEXICO -- 0.6%
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de CV
     144A Gtd. Sr. Discount Notes
     11.750% 06/15/09# ...........................             70         36,575
   United Mexican States Global
     Bonds
     11.500% 05/15/26 ............................            120        130,350
                                                                    ------------
                                                                         166,925
                                                                    ------------
NETHERLANDS -- 4.2%
   Kingdom of Netherlands
     Government Bonds
     5.750% 01/15/04 ..........................EUR          1,021      1,137,183
                                                                    ------------
PHILIPPINES -- 0.6%
   Bangko Sentral Pilipinas
     Yankee Bonds
     8.600% 06/15/27 .............................      $      55         42,487
   Republic of Philippines
     Global Bonds
     9.875% 01/15/19 .............................            125        118,281
                                                                    ------------
                                                                         160,768
                                                                    ------------
POLAND -- 1.0%
   Republic of Poland,
     Past Due Interest Bonds
     5.000% 10/27/14(DAGGER)(DAGGER) .............             20         17,475
     5.000% 10/27/14(DAGGER)(DAGGER) .............            305        266,494
                                                                    ------------
                                                                         283,969
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------
SOUTH KOREA -- 0.4%
   Korea Electric Power,
     Yankee Debentures
     7.000% 02/01/27 .............................      $      55    $    50,050
   Korea Electric Power,
     Global Unsubordinated Notes
     6.375% 12/01/03 .............................             20         18,700
   Korea Electric Power,
     Yankee Notes
     7.000% 10/01/02 .............................             45         43,706
                                                                     -----------
                                                                         112,456
                                                                     -----------
SUPRANATIONAL -- 8.3%
   European Investment Bank
     Eurobonds
     5.000% 04/15/08 ..........................EUR            516        539,297
   International Bank for
     Reconstruction & Development
     Japanese Yen Global Bonds
     5.250% 03/20/02 ..........................JPY        170,000      1,739,281
                                                                     -----------
                                                                       2,278,578
                                                                     -----------
SWEDEN -- 0.8%
   Skandinaviska Enskilda Banken
     AB Perpetual Sub. FRN
     7.500%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....            250        230,000
                                                                     -----------
UNITED KINGDOM -- 7.2%
   U.K. Treasury Gilt Bonds
     7.500% 12/07/06 ..........................GBP          1,100      1,964,960
                                                                     -----------
   TOTAL INTERNATIONAL BONDS
     (Cost $14,816,671) ..........................                   $14,113,554
                                                                     -----------

U.S. BONDS -- 44.9%
CORPORATE BONDS -- 17.4%
AEROSPACE/DEFENSE EQUIPMENT -- 0.1%
   Sequa Corp. Senior Notes
     9.000% 08/01/09 .............................             20         19,700
                                                                     -----------
AUTOMOTIVE -- 0.2%
   Delco Remy International, Inc.
     Gtd. Sr. Sub Notes
     10.625% 08/01/06 ............................             10         10,462
   Hayes Lemmerz International, Inc.
     Sr. Sub Notes
        9.125% 07/15/07 ..........................              5          4,962
     Sr. Sub Notes
        8.250% 12/15/08 ..........................             15         14,025
   Lear Corp. 144A
     Sr. Notes
     7.960% 05/15/05 .............................             15         14,775
   Oxford Automotive, Inc.
     Gtd. Sr. Sub. Notes
     10.125% 06/15/07 ............................             10         10,000
                                                                     -----------
                                                                          54,224
                                                                     -----------
                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------
BANKING -- 1.1%
   Bay View Capital Corp.
     Sub. Notes
     9.125% 08/15/07 .............................      $      65   $     60,125
   Chase Manhattan Bank Corp.
     Sub. Notes
     6.500% 08/01/05 .............................             10          9,737
     6.750% 09/15/06 .............................             20         19,275
     7.250% 06/01/07 .............................             20         19,975
   Citicorp Sub. Notes, Series F
     6.375% 11/15/08 .............................             65         60,694
   Credit Lyonnais
     Perpetual Sub. Variable Rate
     Notes, Rule 144A
     6.438%(DAGGER)/(DAGGER)(DAGGER)(DAGGER) .....             90         82,575
   First Republic Bank
     Sub. Notes
     7.750% 09/15/12 .............................             60         55,050
                                                                    ------------
                                                                         307,431
                                                                    ------------
BROADCASTING -- 0.5%
   Chancellor Media Corp.
     144A Sr. Sub. Notes
     8.000% 11/01/08 .............................             10          9,600
   Fox/Liberty Networks L.L.C.,
     Registered Sr. Notes
     8.875% 08/15/07 .............................             90         91,350
   Granite Broadcasting Corp.
     144A Sr. Sub. Notes
     8.875% 05/15/08 .............................             10          9,600
   HMV Media Group plc,
     Senior Subordinated Yankee
     Notes, Series B
     10.250% 05/15/08 ............................             10          9,800
   Turner Broadcast Sr. Notes
     7.400% 02/01/04 .............................             10         10,125
                                                                    ------------
                                                                         130,475
                                                                    ------------
BUILDING MATERIALS -- 0.1%
   Jackson Products, Inc.
     Notes
     9.500% 04/15/05 .............................             20         18,400
                                                                    ------------
CABLE -- 0.9%
   Belo (A.H.) Corp.
     Sr. Notes
     6.875% 06/01/02 .............................             35         34,737
     7.125% 06/01/07 .............................             50         48,437
   Classic Cable
     Sr. Sub. Notes
     9.875% 08/01/08 .............................             10         10,100
   CSC Holdings Inc.
     Sr. Notes
     7.875% 12/15/07 .............................             75         72,750
     7.250% 07/15/08 .............................             30         27,825

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------
CABLE -- (CONTINUED)
   Diamond Cable Communications
     plc, Yankee Sr. Discount Notes
     10.750% 02/15/07(DAGGER)(DAGGER) ............      $      40   $     30,600
   James Cable Partners L.P.
     Sr. Notes, Series B
     10.750% 08/15/04 ............................             20         20,250
                                                                    ------------
                                                                         244,699
                                                                    ------------
CHEMICALS -- 0.2%
   Huntsman ICI
     144A Sr. Sub. Notes
     10.125% 07/01/09 ............................             35         34,912
   Lyondell Chemical, Inc.
     Senior Secured Notes,
        Series A
        9.625% 05/01/07 ..........................             10         10,150
     Senior Secured Notes,
        Series B
        9.875% 05/01/07 ..........................              5          5,038
                                                                    ------------
                                                                          50,100
                                                                    ------------
Computers, Software & Services -- 0.2%
   PSINET, Inc.
     144A Sr. Notes
     11.500% 11/01/08 ............................             10         10,150
   Seagate Technology, Inc.
     Sr. Debentures
     7.450% 03/01/37 .............................             60         54,075
                                                                    ------------
                                                                          64,225
                                                                    ------------
CONSULTING SERVICES -- 0.6%
   Comdisco Inc.
     MTN Series H
        7.230% 08/16/01 ..........................             55         55,000
     Senior Notes
        7.250% 09/01/02 ..........................            100         99,375
                                                                    ------------
                                                                         154,375
                                                                    ------------
ENERGY -- 0.7%
   Bellwether Exploration Co.
     Gtd. Sr. Sub. Notes
     10.875% 04/01/07 ............................             25         22,750
   Crown Central Petroleum
     Sr. Notes
     10.875% 02/01/05 ............................             10          8,800
   Dresser Industries, Inc.
     Debentures
     7.600% 08/15/45 .............................             60         59,175
   Valero Energy Corp.
     144A Putable Asset Trusts
     6.750% 12/15/02 .............................            100         97,250
                                                                    ------------
                                                                         187,975
                                                                    ------------
                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------
ENTERTAINMENT -- 0.8%
   Regal Cinemas, Inc.
     Sr. Sub. Notes
     9.500% 06/01/08 .............................      $      20   $     14,200
   Time Warner, Inc.
     Debentures
     8.050% 01/15/16 .............................             65         66,381
     6.850% 01/15/26 .............................            145        144,819
                                                                    ------------
                                                                         225,400
                                                                    ------------
FINANCIAL SERVICES -- 1.9%
   American General Institutional
     Capital Trust Co.
     144A Gtd. Notes, Series B
     8.125% 03/15/46 .............................             80         80,900
   EOP Operating LP
     Notes
     6.500% 01/15/04 .............................             30         28,800
   Ford Motor Credit Corp.
     6.700% 07/16/04 .............................             10          9,862
     5.800% 01/12/09 .............................             85         76,500
   Lehman Brothers Holdings, Inc.
     Global Notes
        6.625% 04/01/04 ..........................             40         38,800
     Notes
        7.000% 05/15/03 ..........................             20         19,850
   MBNA Master Credit Card Trust
     Series 1997-I, Class A
        6.550% 01/15/07 ..........................             70         69,158
     Series 1999-G, Class A
        6.350% 12/15/06 ..........................             60         58,912
   Merrill Lynch & Co. Notes
     6.875% 11/15/18 .............................             35         32,025
   Prudential Insurance Co. of
     America
     144A Sr. Notes
     6.375% 07/23/06 .............................            100         94,375
                                                                    ------------
                                                                         509,182
                                                                    ------------
FOOD & BEVERAGE -- 0.3%
   AmeriServ Food Distribution, Inc.
     Gtd. Sr. Notes
     8.875% 10/15/06 .............................             10          8,600
   Archibald Candy Corp.
     144A Gtd. Sr. Secured Notes
     10.250% 07/01/04 ............................             20         19,900
   Kroger Co.
     144A Notes
     7.250% 06/01/09 .............................             45         43,875
   Pantry, Inc.
     Sr. Sub. Notes
     10.250% 10/15/07 ............................             10          9,950
   Premier Intl. Foods plc
     Sr. Notes
     12.000% 09/01/09 ............................              5          5,050
                                                                    ------------
                                                                          87,375
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------
HEALTH CARE -- 0.1%
   Columbia/HCA Healthcare Corp.,
     Debentures
     8.360% 04/15/24 .............................      $      30   $     26,850
                                                                    ------------
INDUSTRIAL GOODS & MATERIALS -- 0.1%
   Motors & Gears Inc.,
     Sr. Notes, Series D
     10.750% 11/15/06 ............................             30         29,625
                                                                    ------------
MANUFACTURING -- 0.5%
   Crown Cork & Seal
     Sr. Notes
     7.125% 09/01/02 .............................             90         89,438
   Tyco Intl. Group SA
     Sr. Notes
     6.125% 01/15/09 .............................             40         36,450
                                                                    ------------
                                                                         125,888
                                                                    ------------
REAL ESTATE -- 0.0%
   HMH Properties, Inc.
     Sr. Notes
     8.450% 12/01/08 .............................             15         14,062
                                                                    ------------
RESTAURANTS, HOTELS & CASINOS -- 0.2%
   Circus Circus Enterprise
     Sr. Sub. Notes
     9.250% 12/01/05 .............................             20         20,150
   Hollywood Park Operating
     Sr. Sub. Notes
     9.500% 08/01/07 .............................             10          9,875
   Horseshoe Gaming Holdings
     144A Sr. Sub. Notes
     8.625% 05/15/09 .............................             20         19,350
                                                                    ------------
                                                                          49,375
                                                                    ------------
RETAIL TRADE -- 1.5%
   K Mart Corp.
     Medium Term Notes
        Series C
        7.820% 01/02/02 ..........................            100        101,125
        7.840% 01/02/02 ..........................            100        101,125
     Medium Term Notes
        Series D
        7.770% 07/02/02 ..........................            100        101,125
   Pathmark Stores
     Sr. Sub Notes
     9.625% 05/01/03 .............................             10         10,188
   Wal Mart Stores
     Sr. Global Bonds
     6.875% 08/10/09 .............................            110        109,450
                                                                    ------------
                                                                         423,013
                                                                    ------------
STEEL -- 0.1%
   AK Steel Corp.
     144A Sr. Notes
     7.875% 02/15/09 .............................             20         19,200
                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------
STEEL -- (CONTINUED)
   Wheeling-Pittsburgh Corp.
     144A Sr. Notes
     9.250% 11/15/07 .............................      $      15   $     14,325
                                                                    ------------
                                                                          33,525
                                                                    ------------
TELECOMMUNICATIONS -- 3.8%
   Adelphia Communications Corp.
     Sr. Notes, Series B
     9.250% 10/01/02 .............................             15         15,150
     8.375% 02/01/08 .............................             10          9,350
   AT&T Capital Corp. Co.
     Guaranteed Notes, Series F
     6.875% 01/16/01 .............................             95         94,763
   CenCall Communications Corp.
     Sr. Discount Notes
     10.125% 01/15/04 ............................             15         15,300
   Echostar DBS Corp.
     Sr. Notes
     9.250% 02/01/06 .............................             20         19,900
   GTE Corp.
     Debentures
     6.840% 04/15/18 .............................             80         75,000
   GTE North, Inc.
     Debentures, Series D
     6.900% 11/01/08 .............................             10          9,850
   Intermedia Communication, Inc.
     Sr. Notes, Series B
     8.500% 01/15/08 .............................             10          8,850
   ITC Deltacom, Inc.
     144A Sr. Notes
     11.000% 06/01/07 ............................             10         10,688
   LCI International
     Senior Notes
     7.250% 06/15/07 .............................             60         57,600
   Level 3 Communications, Inc.
     144A Sr. Notes
     9.125% 05/01/08 .............................             30         27,975
   MCI Communications Corp.
     Sr. Discount Notes
     6.125% 04/15/02(DAGGER) .....................             45         44,269
   McLeodUSA, Inc.
     144A Sr. Sub. Notes
     8.125% 02/15/09 .............................             20         18,450
   Metromedia Fiber Network, Inc.
     Sr. Notes, Series B
     10.000% 11/15/08 ............................             20         19,800
   Nextel Communications, Inc.
     144A Sr. Discount Notes
        9.950% 02/15/08(DAGGER)(DAGGER) ..........             10          6,925
     144A Sr. Redeemable Discount
        Notes
        10.650% 09/15/07(DAGGER)(DAGGER) .........             90         65,925
     Sr. Discount Notes
        9.750% 08/15/04 ..........................            120        120,000

                 See Accompanying Notes to Financial Statements.

                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------
TELECOMMUNICATIONS -- (CONTINUED)
   Nextlink Communications, Inc.
     Sr. Notes
        9.625% 10/01/07 ..........................      $      10   $      9,825
     144A Sr. Notes
        10.750% 11/15/08 .........................             15         15,225
   Paging Network, Inc.,
     Sr. Sub. Notes
     8.875% 02/01/06 .............................             20         11,000
     10.125% 08/01/07 ............................             15          8,438
     10.000% 10/15/08 ............................             70         39,375
   Qwest Communications
     International, Inc.
     144A Sr. Notes
     7.250% 11/01/08 .............................             15         14,625
   TCI Communications, Inc.
     Notes
     6.340% 02/01/02 .............................             55         54,587
   Teleport Communications
     Group, Inc.
     Sr. Discount Notes
     9.650% 03/31/27 .............................             50         56,812
   US West Cap Funding
     144A Notes
     6.875% 08/15/01 .............................            115        114,713
   Worldcom Inc.,
     Sr. Notes
     7.750% 01/01/07 .............................             85         87,763
                                                                    ------------
                                                                       1,032,158
                                                                    ------------
TRANSPORTATION -- 2.0%
   Continental Airlines, Inc.
     Sr. Notes
     9.500% 12/15/01 .............................            120        125,100
   Norfolk Southern Corp.
     Notes
     7.700% 05/15/17 .............................             35         35,437
     7.050% 05/01/37 .............................             70         70,087
     7.400% 09/15/06 .............................             20         20,175
   Northwest Airlines, Inc.,
     Gtd. Notes
     7.625% 03/15/05 .............................            230        209,588
   US Airways, Inc.,
     Gtd. Sr. Notes
     9.625% 02/01/01 .............................             95         95,935
                                                                    ------------
                                                                         556,322
                                                                    ------------
UTILITIES -- 1.4%
   Beaver Valley Funding Corp.
     Secured Lease Obligation
     Bonds
     9.000% 06/01/17 .............................            150        158,813
                                                          PAR
                                                         (000)         VALUE
                                                        ---------   ------------
UTILITIES -- (CONTINUED)
   Connecticut Light and Power Co.
     First Mortgage Bonds,
        Series C
        7.750% 06/01/02 ..........................      $      10   $     10,113
     First Mortgage Bonds,
        Series D
        7.875% 10/01/24 ..........................             40         40,600
   Niagara Mohawk Power Corp.
     First Mortgage Bonds
     8.750% 04/01/22 .............................             30         30,638
   North Atlantic Energy Corp.
     Secured First Mortgage Notes,
     Series A
     9.050% 06/01/02 .............................            107        107,134
   Texas Utilities Electric Capital
     Trust Preferred V
     8.175% 02/01/37 .............................             50         47,750
                                                                    ------------
                                                                         395,048
                                                                    ------------
WASTE MANAGEMENT -- 0.1%
   Allied Waste North America,
     Series B
     7.625% 01/01/06 .............................             10          9,175
     7.875% 01/01/09 .............................             25         22,750
                                                                    ------------
                                                                          31,925
                                                                    ------------
   TOTAL CORPORATE BONDS
     (Cost $4,972,213) ...........................                  $  4,771,352
                                                                    ------------
MUNICIPAL BOND -- 0.0%
   Illinois State GO
     4.750% 06/01/23 .............................             15         12,788
     (Cost $14,242)                                                 ------------

AGENCY OBLIGATIONS -- 17.0%
FEDERAL HOME LOAN MORTGAGE
   CORPORATION -- 1.7%
      7.000% 12/01/09 ............................            287        284,214
      6.500% 07/01/29 ............................            180        170,409
                                                                    ------------
                                                                         454,623
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 13.7%
   Various Pools:
     6.000% 01/01/29 .............................            122        112,544
     6.000% 01/01/29 .............................            362        333,277
     6.000% 07/01/29 .............................            400        367,839
     6.000% 07/01/29 .............................            348        319,626
     6.500% 06/01/29 .............................             52         48,855
     6.500% 06/01/29 .............................            113        107,216
     6.500% 07/01/29 .............................            220        208,076
     6.500% 07/01/29 .............................            240        227,228
     6.500% 08/01/29 .............................            145        136,968
     6.500% 08/01/29 .............................             35         33,130

                 See Accompanying Notes to Financial Statements.

                                                           PAR
                                                          (000)        VALUE
                                                        ---------   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- (CONTINUED)
   15-Year TBA:
     6.000% 08/01/14 .............................      $     270   $    256,922
     6.500% 08/01/14 .............................            100         97,125
   30-Year TBA:
     6.000% 10/15/17 .............................             25         22,977
     6.500% 06/01/29 .............................             25         23,672
     7.000% 12/31/25 .............................            480        465,900
     8.000% 06/01/28 .............................            820        830,762
   Global Notes
     6.860% 06/01/17 .............................            390        117,791
   Series 1997-16 Class M PO
     9.160% 02/25/23 .............................             80         45,787
                                                                    ------------
                                                                       3,755,695
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.6%
   TBA
     7.500% 08/01/28 .............................            430        426,103
                                                                    ------------
   TOTAL AGENCY OBLIGATIONS
     (Cost $4,671,902) ...........................                  $  4,636,421
                                                                    ------------
ASSET BACKED SECURITIES -- 1.6%
   Green Tree Recreational,
     Equipment and Consumer Trust
     Series 1997-C, Class A1
     6.490% 02/15/18 .............................            131        126,966
   Morgan Stanley Inc., Capital I,
     Series 1998-Xl1, Class A3
     6.480% 06/03/30 .............................            165        155,756
   National Westminster Bank
     Debentures Guaranteed Cap
     Notes
     9.375% 11/15/03 .............................             15         16,312
   PECO Energy Transition Trust
     6.050% 03/01/09 .............................             40         37,739
     6.130% 03/01/09 .............................             75         69,629
   Prudential Securities Secured
     Financing Series 1999-C2,
     Class A2
     7.193% 04/15/09 .............................             30         29,464
                                                                    ------------
   TOTAL ASSET BACKED
     SECURITIES ..................................                  $    435,866
     (Cost $458,451)                                                ------------


COLLATERALIZED MORTGAGE
BACKED SECURITIES -- 2.0%
   Commercial Mortgage Asset Trust,
     Series 1999-C1, Class A3
     6.640% 04/17/10 .............................            145        136,327
   Contimortgage Home Equity Loan
     Trust, Series 1996-4, Class A8
     7.220% 01/15/28 .............................             10          9,831
   Donaldson Lufkin Jenrette
     Commercial Mortgage Corp.,
     Series 1998-CG1, Class A1-B
     6.410% 05/10/08 .............................            100         93,590
                                                           PAR
                                                          (000)         VALUE
                                                        ---------   ------------
COLLATERALIZED MORTGAGE
BACKED SECURITIES -- (CONTINUED)
   GMAC Commercial Mortgage
     Securities, Inc., Series 1997-C1
     Class A2
     6.853% 09/15/06 .............................      $      20   $     19,864
   Heller Financial Commercial
     Mortgage Asset Corp.
     Series 1999-PH1, Class A2
     6.847% 05/15/31 .............................             50         48,378
   Nomura Asset Securitization Corp.,
     Series 1998-D6, Class A1B
     6.590% 03/17/28 .............................            140        132,819
   Option One Mortgage Loan Trust,
     Series 1999-2, Class A
     9.660% 06/25/29 .............................             64         63,751
   UCFC Home Equity Loan Trust,
     Series 1996-B1, Class A7
        8.200% 09/15/27 ..........................             25         25,027
     Series 1998-A1, Class A7
        6.870% 07/15/29 ..........................             25         24,112
                                                                    ------------
   TOTAL COLLATERALIZED
     MORTGAGE BACKED
     SECURITIES ..................................                  $    553,699
     (Cost $586,201)                                                ------------

U.S. TREASURY OBLIGATIONS -- 6.9%
U.S. Treasury Bills -- 0.1%
     4.315% 09/16/99 .............................      $      10   $      9,982
     4.369% 09/16/99 .............................             20         19,964
                                                                    ------------
                                                                          29,946
                                                                    ------------
U.S. TREASURY BONDS -- 1.7%
     8.000% 11/15/21 .............................            385        453,333
                                                                    ------------
U.S. TREASURY INFLATION PROTECTED NOTES -- 0.7%
     3.875% 04/15/29 .............................            190        187,046
                                                                    ------------
U.S. TREASURY NOTES -- 4.4%
     7.250% 05/15/04 .............................          1,055      1,107,781
     6.250% 02/15/07 .............................             95         95,332
                                                                    ------------
                                                                       1,203,113
                                                                    ------------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $1,908,149) ...........................                  $  1,873,438
                                                                    ------------
   TOTAL U.S. BONDS
     (Cost $12,611,158) ..........................                  $ 12,283,564
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

          WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND (CONCLUDED)

                                                        NUMBER
                                                       OF SHARES       VALUE
                                                      ----------   ------------
PREFERRED STOCKS -- 1.1%
   California Federal Capital Corp.,
     Series A 9.125% .............................         6,100   $    151,738
   Centaur Funding Corp. 9.08% ...................            40         42,175
   Citigroup, Inc. 6.213% ........................         1,200         58,950
   Lehman Brothers Holdings, Inc.
     Pfd. Series C 5.94% .........................           600         26,400
     Pfd. Series D 5.67% .........................           800         34,000
                                                                   ------------
   TOTAL PREFERRED STOCKS
     (Cost $327,171) .............................                 $    313,263
                                                                   ------------

                                                           PAR
                                                          (000)
                                                        --------
SHORT-TERM INVESTMENT -- 6.9%
   BBH Grand Cayman U. S. Dollar
     Time Deposit
     4.500% 09/01/99 .............................     $   1,892   $  1,892,000
     (Cost $1,892,000)                                             ------------

SECURITIES SOLD SHORT -- (0.3%)
   Federal National Mortgage
     Association TBA
     6.500% 06/01/29 .............................            90   $    (85,219)
     (Cost ($86,709))                                              ------------

   TOTAL INVESTMENTS -- 104.2%
     (Cost $29,560,291*) .........................                 $ 28,517,162

   LIABILITIES IN EXCESS OF
     OTHER ASSETS-- (4.2%) .......................                   (1,157,444)
                                                                   ------------
   TOTAL NET ASSETS -- 100.0% ....................                 $ 27,359,718
                                                                   ============

* Cost for Federal income tax purposes at August 31, 1999 is $29,575,906. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross and Net Depreciation ..............................  $ (1,058,744)
                                                                   ============

(DAGGER)  Variable  rate  obligations  -- The  interest  shown is the rate as of
   August 31, 1999.
(DAGGER)(DAGGER)  Step Bond-- The interest  rate as of August 31, 1999 is 0% and will reset to interest rate shown at a future date.
(DAGGER)(DAGGER)(DAGGER) Securities have no stated maturity date.

                             CURRENCY ABBREVIATIONS
CND ............................................................Canadian Dollars
DKK ................................................................Danish Krone
EUR ......................................................European Economic Unit
GBP .......................................................United Kingdom Pounds
JPY ................................................................Japanese Yen

                            INVESTMENT ABBREVIATIONS
FRB ..........................................................Floating Rate Bond
FRN ..........................................................Floating Rate Note
GO ..........................................................General Obligations

                 See Accompanying Notes to Financial Statements.

                         WARBURG PINCUS HIGH YIELD FUND
                           PORTFOLIO MANAGERS' LETTER
                                                              September 17, 1999
Dear Shareholders:

We are writing to report on the results of the Warburg Pincus High Yield Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $15.32, compared to an NAV of $16.60 on August 31, 1998. As a result, the institutional shares' total return was 0.7% (assuming the reinvestment of dividends totaling $1.37 per share). By comparison, the Credit Suisse First Boston Global High Yield Index (the "Index") returned 4.7% during the same period.

At August 31, 1999, the NAV of the Fund's common shares was $15.38, compared to an NAV of $16.62 on August 31, 1998. As a result, the common shares' total return was 0.4% (assuming the reinvestment of dividends totaling $1.29 per share). By comparison, the Index returned 4.7% during the same period.

The Fund performed fairly well during most of the fiscal year, however, returns in the months of September, October and November 1998 were low. An extraordinary confluence of events during this time period in global financial markets -- including a relatively sharp decline in the currencies, securities and economies of many developing nations; rapidly deteriorating political and macroeconomic conditions in Russia; and the collapse of a major hedge fund, Long-Term Capital Management -- caused great instability in fixed income sectors generally.

The Fund's relative returns in these months were sufficiently low to cause it to underperform the Index. We attribute this underperformance to the following factors:

(BULLET) Our substantial overweighting in telecommunications left the portfolio more highly exposed than the benchmark to deferred-interest instruments such as zero-coupon bonds whose returns generally were lower than those of traditional cash-pay instruments. These lower returns reflected investors' preference at the time for higher-quality issues within the overall high yield universe.

(BULLET) We underweighted utilities, which performed well during the period.

(BULLET) A majority of our holdings in the transportation sector were with shipping companies, which were hurt by a combination of falling oil prices and declining Asian demand for oil.

Bright spots for the Fund included our overweightings in cable/media and gaming, both of which performed much better than the benchmark;and underweightings in finance and energy, which were among the worst-performing sectors in the entire high yield market.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at anytime.

Sincerely yours,

Credit Suisse Asset Management High Yield Management Team

Richard J. Lindquist, Managing Director
Misia K. Dudley, Director
Marianne Rossi, Director
John M. Tobin, Director
Mary Ann Thomas, Director

HIGH YIELD BONDS ARE LOWER-QUALITY BONDS THAT ARE ALSO KNOWN AS "JUNK" BONDS. SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS AND DIFFERENCES IN ACCOUNTING METHODS.

                         WARBURG PINCUS HIGH YIELD FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS HIGH YIELD INSTITUTIONAL SHARES AND THE CS FIRST BOSTON HIGH YIELD INDEX 1 FROM INCEPTION (3/1/93) AND AT EACH QUARTER END. (UNAUDITED)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Warburg Pincus
                         High Yield Fund                     CS First Boston
                      Institutional Shares                  High Yield Index 1

03/01/93                     $10,000                            $10,000
05/31/93                     $10,613                            $10,419
08/31/93                     $11,293                            $10,809
11/30/93                     $11,880                            $11,209
02/28/94                     $12,137                            $11,570
05/31/94                     $11,491                            $11,143
08/31/94                     $11,547                            $11,201
11/30/94                     $11,456                            $11,123
02/28/95                     $10,968                            $11,638
05/31/95                     $12,018                            $12,370
08/31/95                     $12,446                            $12,680
11/30/95                     $12,758                            $13,029
02/29/96                     $13,672                            $13,516
 5/31/96                     $13,997                            $13,662
 8/31/96                     $13,991                            $13,965
11/30/96                     $14,579                            $14,547
 2/28/97                     $15,199                            $15,219
 5/31/97                     $15,359                            $15,488
 8/31/97                     $16,114                            $16,119
11/30/97                     $16,662                            $16,553
 2/28/98                     $17,523                            $17,120
 5/31/98                     $17,854                            $17,387
 8/31/98                     $16,997                            $16,354
11/30/98                     $16,672                            $16,840
 2/28/99                     $16,867                            $16,924
 5/31/99                     $17,289                            $17,268
 8/31/99                     $17,110                            $17,131

        INSTITUTIONAL SHARES
        --------------------
           AVERAGE ANNUAL
            TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
One Year                       0.67%
Three Years                    6.94%
Five Years                     8.18%
From Inception
(3/1/93)                       8.59%


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS HIGH YIELD COMMON SHARES AND THE CS FIRST BOSTON HIGH YIELD INDEX 1 FROM INCEPTION (11/1/96) AND AT EACH QUARTER END. (UNAUDITED)

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         Warburg Pincus
                         High Yield Fund                     CS First Boston
                          Common Shares                     High Yield Index 1

 11/1/96                     $10,000                            $10,000
11/30/96                     $10,105                            $10,156
 2/28/97                     $10,528                            $10,625
 5/31/97                     $10,632                            $10,813
 8/31/97                     $11,149                            $11,253
11/30/97                     $11,508                            $11,556
 2/28/98                     $12,098                            $11,952
 5/31/98                     $12,317                            $12,138
 8/31/98                     $11,737                            $11,417
11/30/98                     $11,507                            $11,756
 2/28/99                     $11,637                            $11,815
 5/31/99                     $11,919                            $12,055
 8/31/99                     $11,782                            $11,960

         COMMON SHARES
     --------------------
        AVERAGE ANNUAL
         TOTAL RETURNS
FOR THE PERIODS ENDED AUGUST 31, 1999
  One Year                    0.39%
  From Inception
  (11/1/96)                   5.96%

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

1 The Credit Suisse First Boston High Yield Index is an unmanaged index (with no defined investment objective) of high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the fund's adviser.

                         WARBURG PINCUS HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
CORPORATE BONDS -- 90.1%
AEROSPACE/DEFENSE -- 0.2%
   K&F Industries, Inc.
     Sr. Sub. Notes
     9.250% 10/15/07 .............................      $  250      $    256,562
                                                                    ------------
AUTOMOTIVE -- 3.2%
   Aetna Industries, Inc.
     Sr. Notes
     11.875% 10/01/06 ............................         500           558,750
   Breed Technologies, Inc.
     144A Sr. Sub. Notes
     9.250% 04/15/08(DAGGER)(DAGGER) .............         500            40,000
   Cambridge Industries, Inc.
     Gtd. Sr. Sub. Notes,
     Series B
     10.250% 07/15/07 ............................         400           302,000
   Collins & Aikman Products Corp.
     Gtd. Sr. Sub. Notes
     11.500% 04/15/06 ............................         350           353,500
   Delco Remy International, Inc.
     Gtd. Sr. Sub. Notes
     10.625% 08/01/06 ............................         500           523,125
   Hayes Lemmerz International, Inc.
     144A Sr. Sub. Notes
     8.250% 12/15/08 .............................         400           374,000
   Hayes Wheels International, Inc.
     Sr. Sub. Notes, Series B
     9.125% 07/15/07 .............................         350           347,375
   LDM Technologies, Inc.
     144A Sr. Sub. Notes,
     Series B
     10.750% 01/05/07 ............................         400           393,000
   Oxford Automotive, Inc.
     Sr. Sub. Notes
     10.125% 06/15/07 ............................         500           495,000
   Safelite Glass Corp.
     Sr. Sub. Notes
     9.875% 12/15/06 .............................         350           315,000
   Titan Wheel International, Inc.
     Sr. Sub. Notes
     8.750% 04/01/07 .............................         250           249,375
   United Rentals, Inc.
     144A Sr. Sub. Notes
     9.250% 01/15/09 .............................         250           245,000
                                                                    ------------
                                                                       4,196,125
                                                                    ------------
BROADCASTING -- 4.1%
   Allbritton Communications
     Company Sr. Sub. Notes,
     Series B
     9.750% 11/30/07 .............................         250           250,625
     8.875% 02/01/08 .............................         250           240,625
   American Radio Systems Corp. ..................
     Gtd. Sr. Sub. Notes
     9.000% 02/01/06 .............................         250           263,750


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
BROADCASTING -- (CONTINUED)
   Australis Holdings Pty. Ltd.
     144A Yankee Sr. Secured
     Discount Notes
     15.000% 11/01/02(DAGGER)/(DAGGER)(DAGGER) ...      $  294      $      2,940
   Australis Media Ltd.
     Yankee Gtd. Sr. Sub. Discount
     Notes
     15.750% 05/15/03(DAGGER)/(DAGGER)(DAGGER) ...           8                 1
     15.750% 05/15/03(DAGGER)(DAGGER) ............         900                90
   Big City Radio, Inc.,
     144A Sr. Bonds
     11.250% 03/15/05(DAGGER) ....................         750           535,312
   Capstar Broadcasting, Inc.
     Sr. Sub. Discount Notes
     12.750% 02/01/09(DAGGER) ....................         500           428,750
   Chancellor Media Corp.
     144A Sr. Sub. Notes
        8.000% 11/01/08 ..........................         300           288,000
     Sr. Sub. Notes
        9.375% 10/01/04 ..........................         250           252,500
   Citadel Broadcasting Co.
     144A Sr. Sub. Notes
     9.250% 11/15/08 .............................         250           248,750
   Emmis Communications
     Corporation Sr. Sub.Notes,
     Series B
     8.125% 03/15/09 .............................         250           236,250
   Granite Broadcasting Corp.
     144A Sr. Sub Notes
        8.875% 05/15/08 ..........................         250           240,000
     Sr. Sub. Notes
        9.375% 12/01/05 ..........................         450           447,750
   HMV Media Group plc,
     Senior Subordinated Yankee
     Notes, Series B
     10.250% 05/15/08 ............................         350           343,000
   Jacor Communications Co.
     Sr. Sub. Notes
     9.750% 12/15/06 .............................         250           266,250
   Sinclair Broadcast Group
     Sr. Sub. Notes
     10.000% 09/30/05 ............................         400           410,000
   Spanish Broadcasting System, Inc.
     144A Sr. Notes
     11.000% 03/15/04 ............................         300           330,000
   United International Holdings,
     144A Sr. Discount Notes
     10.750% 02/15/08(DAGGER) ....................         500           290,000
   Young Broadcasting, Inc.
     Gtd. Sr. Sub. Notes,
     Series B
     9.000% 01/15/06 .............................         250           245,625
                                                                    ------------
                                                                       5,320,218
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
BUILDING MATERIALS -- 0.7%
   Building One Services, Inc.
     144A Sr. Sub. Notes
     10.500% 05/01/09 ............................      $  250      $    233,750
   It Group, Inc.
     144A Sr. Sub. Notes
     11.250% 04/01/09 ............................         250           240,625
   Jackson Products, Inc. Notes
     9.500% 04/15/05 .............................         400           368,000
                                                                    ------------
                                                                         842,375
                                                                    ------------
BUSINESS SERVICES -- 0.6%
   Iron Mountain, Inc.
     144A Sr. Notes
     8.750% 09/30/09 .............................         500           478,750
   U.S. Office Products Co.
     144A Sr. Sub. Notes
     9.750% 06/15/08 .............................         400           232,000
                                                                    ------------
                                                                         710,750
                                                                    ------------
CABLE -- 10.6%
   Adelphia Communications Corp.
     Sr. Notes, Series B
     10.500% 07/15/04 ............................         400           420,000
   Avalon Cable Holdings
     Sr. Discount Notes
     11.875% 12/01/08 ............................         500           330,000
   Avalon Cable of Michigan, Inc.
     Sr. Sub. Notes
     9.375% 12/01/08 .............................         400           403,000
   Century Communications,
     Sr. Discount Notes,
     Series B
     10.785% 01/15/08 ............................         500           207,500
   Classic Cable Sr. Sub. Notes
     9.875% 08/01/08 .............................         500           505,000
   Classic Communications, Inc.
     144A Sr. Discount Notes
     9.875% 08/01/09(DAGGER) .....................       1,000           675,000
   Coaxial Communications, Inc.
     Phoenix Associates Co. Gtd
     Notes
     10.000% 08/15/06 ............................         550           561,000
   Coaxial L.L.C
     144A Co. Gtd
     12.875% 08/15/08(DAGGER) ....................         400           269,000
   Comcast U.K. Cable Partners Ltd.,
     Yankee Sr. Debentures
     11.200% 11/15/07(DAGGER) ....................         750           678,750
   CSC Holdings,
     Sr. Debentures
     9.875% 02/15/13 .............................         500           512,500
   Diamond Cable Communications
     plc Sr. Discount Notes
     11.750% 12/15/05(DAGGER) ....................         500           447,500


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
CABLE -- (CONTINUED)
   DIVA Systems Corp.
     Sr. Disc. Notes Cl. B
     12.625% 03/01/08(DAGGER) ....................      $2,527      $    707,560
   Echostar DBS Corp.
     144A Sr. Notes
     9.375% 02/01/09 .............................         500           500,000
   Falcon Holding Group L.P./Falcon
     Funding Corp.
     144A Debentures
     9.285% 04/15/10(DAGGER) .....................         500           355,000
     8.375% 04/15/10 .............................         400           397,000
   Frontiervision Holdings L.P.
     Sr. Discount Notes
     11.875% 09/15/07(DAGGER) ....................         500           428,750
   Galaxy Telecom L.P.
     Sr. Sub. Notes
     12.375% 10/01/05 ............................         400           439,000
   Golden Sky Systems, Inc.
     144A Sr. Discount Notes
     13.500% 03/01/07(DAGGER) ....................         750           448,125
   Helicon Group L.P.
     Sr. Secured Notes, Series B
     11.000% 11/01/03 ............................         500           521,250
   International CableTel, Inc.
     Sr. Deferred Coupon Notes,
     Series A
     12.750% 04/15/05(DAGGER) ....................         750           731,250
   James Cable Partners L.P.
     Sr. Notes, Series B
     10.750% 08/15/04 ............................         650           658,125
   Jones Intercable, Inc.
     Sr. Notes
     7.625% 04/15/08 .............................         500           505,000
   Lenfest Communications, Inc.
     Sr. Notes
     8.375% 11/01/05 .............................         300           310,875
   Mediacom L.L.C. Capital
     144A Sr. Notes
     7.875% 02/15/11 .............................         300           264,750
   Northland Cable Television,
     144A Sr. Sub. Notes
     10.250% 11/15/07 ............................         350           353,500
   Rifkin Acquisition Partners L.P.
     Sr. Sub. Notes
     11.125% 01/15/06 ............................         500           561,250
   Rogers Communications, Inc.
     Yankee Sr. Notes
     9.125% 01/15/06 .............................         550           565,125
   Telewest Communications Group
     plc Yankee Sr. Discount
     Debentures
     11.000% 10/01/07(DAGGER) ....................         700           617,750
   Telewest Communications plc
     Senior Discount Notes
     9.250% 04/15/09(DAGGER) .....................         500           305,000
                                                                    ------------
                                                                      13,678,560
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
CELLULAR/WIRELESS COMMUNICATIONS -- 1.3%
   Centennial Cellular Corp.
     Sr. Sub. Notes
     10.750% 12/15/08 ............................      $  400      $    417,000
   Dobson Communications
     144A Sr. Notes
     11.750% 04/15/07 ............................         250           263,750
   Microcell Telecommunications, Inc.
     Yankee Sr. Discount Notes,
     Series B
     14.000% 06/01/06(DAGGER) ....................         500           411,250
   Sprint Spectrum L.P./Sprint
     Spectrum Finance Corp.
     Sr. Notes
     11.000% 08/15/06 ............................         500           561,875
                                                                    ------------
                                                                       1,653,875
                                                                    ------------
CHEMICALS -- 1.7%
   ClimaChem, Inc.
     Notes,
     Series B
     10.750% 12/01/07 ............................         250           246,562
   Huntsman Corp.
     144A Sr. Sub. Notes
     9.500% 07/01/07 .............................         250           237,500
   Lyondell Chemical, Inc.
     Senior Secured Notes, Series B
     9.875% 05/01/07 .............................         500           503,750
   Philipp Brothers Chemicals, Inc.
     Co. Gtd. Sr. Notes
     9.875% 06/01/08 .............................         350           316,750
   Pioneer Americas Acquistics Corp.
     Gtd. Sr. Secured Notes,
     Series B
     9.250% 06/15/07 .............................         250           182,500
   Radnor Holdings Corp.
     Sr. Notes, Series B
     10.000% 12/01/03 ............................         500           505,000
   Sterling Chemical Holdings, Inc.
     Sr. Secured Discount Notes
     13.500% 08/15/08(DAGGER) ....................         700           175,000
                                                                    ------------
                                                                       2,167,062
                                                                    ------------
COMPUTERS, SOFTWARE & SERVICES -- 0.6%
   PSINET, Inc.
     144A Sr. Notes
     11.500% 11/01/08 ............................         250           253,750
   Verio, Inc.
     144A Units
        13.500% 06/15/04 .........................         350           391,125
     Sr. Notes
        10.375% 04/01/05 .........................         200           200,000
                                                                    ------------
                                                                         844,875
                                                                    ------------


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
CONSTRUCTION & BUILDING MATERIALS -- 1.8%
   Collins & Aikman Floorcoverings,
     Inc. Sr. Sub. Notes, Series B
     10.000% 01/15/07 ............................      $  500      $    501,250
   Koppers Industry, Inc.
     Sr. Sub. Notes
     9.875% 12/01/07 .............................         250           247,500
   Omega Cabinets, Ltd.
     Sr. Sub. Notes
     10.500% 06/15/07 ............................         400           392,000
   Southdown, Inc.
     Sr. Sub. Notes, Series B
     10.000% 03/01/06 ............................         500           546,250
   Uniforet, Inc.
     Yankee Gtd. Sr. Notes
     11.125% 10/15/06 ............................         500           358,750
   Waxman Industries, Inc.
     Sr. Notes, Series B
     12.750% 06/01/04 ............................         600           306,000
                                                                    ------------
                                                                       2,351,750
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 2.5%
   Coinstar, Inc.
     Sr. Discount Notes
     13.000% 10/01/06(DAGGER) ....................         525           551,250
   Drypers Corp.
     Sr. Notes, Series B
     10.250% 06/15/07 ............................         250           197,500
   Group Maintenance America Corp.
     144A Sr. Sub. Notes
     9.750% 01/15/09 .............................         250           246,562
   Holmes Products Corp.
     144A Sr. Sub. Notes
     9.875% 11/15/07 .............................         500           472,500
   Hosiery Corp. of America, Inc.
     Sr. Sub. Notes
     13.750% 08/01/02 ............................         400           424,000
   Packaged Ice, Inc.
     144A Gtd. Sr. Notes
     9.750% 02/01/05 .............................         400           381,000
   The Scotts Co.
     144A Sr. Sub. Notes
     8.625% 01/15/09 .............................         300           294,000
   Werner Holdings Co., Inc.
     Gtd. Sr. Sub. Notes, Series A
     10.000% 11/15/07 ............................         500           475,000
   Worldtex, Inc.
     144A Sr. Notes
     9.625% 12/15/07 .............................         250           220,000
                                                                    ------------
                                                                       3,261,812
                                                                    ------------
ELECTRIC UTILITIES -- 0.2%
   Integrated Electric Services, Inc.
     144A Sr. Sub. Notes (B2, BB-)
     9.375% 02/01/09 .............................         250           247,500
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
ELECTRONICS -- 1.0%
   Ampex Corp.
     144A Sr. Notes
     12.000% 03/15/03 ............................      $  500      $    518,750
   Elgar Holdings Inc.,
     144A Gtd. Sr. Notes
     9.875% 02/01/08 .............................         500           375,000
   Unisys Corporation
     Sr. Notes, Series B
     12.000% 04/15/03 ............................         400           434,000
                                                                    ------------
                                                                       1,327,750
                                                                    ------------
ENERGY -- 3.2%
   Abraxas Petroleum, Inc. and
     Canadian Abraxas Petroleum
     Limited, Gtd. Sr. Notes,
     Series D
     11.500% 11/01/04 ............................         500           342,500
   AEI Resources, Inc.
     144A Sr. Sub. Notes
     11.500% 12/15/06 ............................         400           340,000
   Bellwether Exploration Co.
     Gtd. Sr. Sub. Notes
     10.875% 04/01/07 ............................         250           227,500
   Cliffs Drilling Company
     Gtd. Sr. Notes, Series D
     10.250% 05/15/03 ............................         350           347,375
   CMS Energy Corp.
     Sr. Notes
     7.500% 01/15/09 .............................         500           458,125
   Dailey International, Inc.
     Gtd. Sr. Notes, Series B
     9.500% 02/15/08 .............................         800           517,000
   Eagle Geophysical, Inc. Co.
     Gtd.
     10.750% 07/15/08(DAGGER)(DAGGER) ............         500            95,000
   HS Resources, Inc.
     Sr. Sub. Notes
     9.250% 11/15/06 .............................         400           396,000
   Plains Resources, Inc.
     Gtd. Sr. Sub. Notes,
     Series B
     10.250% 03/15/06 ............................         250           251,250
   Pogo Producing Co.
     Sr. Sub. Notes, Cl. B
     8.750% 05/15/07 .............................         500           470,000
   Pride Petroleum Services, Inc.
     Sr. Notes
     9.375% 05/01/07 .............................         300           301,500
   Southwest Royalties, Inc.
     Gtd. Sr. Notes, Series B
     10.500% 10/15/04 ............................         300           144,000
   Wiser Oil Co.
     Gtd. Sr. Sub. Notes
     9.500% 05/15/07 .............................         250           206,250
                                                                    ------------
                                                                       4,096,500
                                                                    ------------


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
ENERGY SOURCES -- 0.8%
   Key Energy Services, Inc.
     Units 144A
     14.000% 01/15/09 ............................      $  750      $    795,000
   Nuevo Energy Co.
     144A Sr. Sub. Notes
     9.500% 06/01/08 .............................         250           250,000
                                                                    ------------
                                                                       1,045,000
                                                                    ------------
ENTERTAINMENT -- 3.1%
   Ackerley Group, Inc.
     Sr. Sub. Notes (B2, B)
     9.000% 01/15/09 .............................         250           245,000
   AMC Entertainment, Inc.
     Sr. Sub. Notes
     9.500% 03/15/09 .............................         500           425,000
   American Skiing Co.
     Sr. Sub. Notes, Series B
     12.000% 07/15/06 ............................         400           362,000
   AMF Bowling Worldwide, Inc.
     Gtd. Sr. Discount Notes
        12.250% 03/15/06 .........................         350           280,000
     Gtd. Sr. Discount Notes,
        Series B
        10.875% 03/15/06(DAGGER) .................         459           281,711
   Booth Creek Ski Holdings, Inc.
     Gtd. Sr. Notes, Series B
     12.500% 03/15/07 ............................         400           336,000
   Florida Panthers Holdings, Inc.
     144A Sr. Sub. Notes
     9.875% 04/15/09 .............................         250           240,625
   Imax Corp.
     Sr. Notes
     7.875% 12/01/05 .............................         250           236,875
   KSL Recreation Group, Inc.
     Sr. Sub. Notes
     10.250% 05/01/07 ............................         500           511,250
   Premier Parks Inc.
     Gtd. Sr. Notes
     9.750% 01/15/07 .............................         250           256,875
   Premier Parks Inc.
     Sr. Notes
     9.250% 04/01/06 .............................         250           243,750
   Regal Cinemas, Inc.
     144A Sr. Sub. Notes
     8.875% 12/15/10 .............................         500           330,000
   SFX Entertainment, Inc.
     144A Sr. Sub. Notes
     9.125% 12/01/08 .............................         250           236,875
                                                                    ------------
                                                                       3,985,961
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
   First Wave Marine
     Sr. Notes
     11.000% 02/01/08 ............................         500           415,000
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
FINANCIAL SERVICES -- 0.4%
   Oglebay Norton Co.
     144A Sr. Sub. Notes
     10.000% 02/01/09 ............................      $  500      $    490,000
                                                                    ------------
FOOD & BEVERAGE -- 3.5%
   Agrilink Foods, Inc.
     Sr. Sub. Notes
     11.875% 11/01/08 ............................         250           255,000
   AmeriServ Food Distribution, Inc.
     Gtd. Sr. Notes
     8.875% 10/15/06 .............................         250           215,000
   Archibald Candy Corp.
     144A Gtd. Sr. Secured Notes
     10.250% 07/01/04 ............................         300           298,500
   Carrols Corp.
     144A Sr. Sub. Notes
     9.500% 12/01/08 .............................         250           215,000
   Delta Beverage Group, Inc.
     Sr. Notes
     9.750% 12/15/03 .............................         250           253,750
   Eagle Family Foods, Inc.
     Sr. Sub. Notes
     8.750% 01/15/08 .............................         600           510,000
   Fleming Companies, Inc.
     Sr. Gtd. Sub. Notes, Series B
     10.500% 12/01/04 ............................         150           142,500
   International Home Foods, Inc.
     Gtd. Sr. Sub. Notes
     10.375% 11/01/06 ............................         250           269,375
   Luigino's, Inc.
     144A Sr. Sub. Notes
     10.000% 02/01/06 ............................         500           499,730
   Mrs. Fields' Holding Co., Inc.
     144A Units
     14.000% 12/01/05(DAGGER) ....................         200           100,000
   Mrs. Fields' Original Cookies Inc.
     144A Gtd. Sr. Notes, Series A
        10.125% 12/01/04 .........................         250           229,375
     Gtd. Sr. Notes, Series B
        10.125% 12/01/04 .........................         150           137,250
   National Wine & Spirits Co.
     Gtd.
     10.125% 01/15/09 ............................         250           255,000
   New World Pasta Co.
     144A Sr. Sub. Notes
     9.250% 02/15/09 .............................         500           499,375
   Pantry, Inc.
     Sr. Sub. Notes
     10.250% 10/15/07 ............................         250           248,750
   Premium Standard Farm, Inc.
     Sr. Secured Notes
     11.000% 09/17/03 ............................         475           427,275
                                                                    ------------
                                                                       4,555,880
                                                                    ------------


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
HEALTH CARE -- 2.7%
   Beverly Enterprises, Inc.
     Gtd. Sr. Notes
     9.000% 02/15/06 .............................      $  400      $    360,000
   Fountain View, Inc. Co.
     Gtd.
     11.250% 04/15/08 ............................         500           410,000
   Genesis Health Ventures, Inc.
     Sr. Sub. Notes
     9.875% 01/15/09 .............................         500           305,000
   InSight Health Services, Inc. Co.
     Gtd. Sr. Notes
     9.625% 06/15/08 .............................         400           379,000
   Integrated Health Services, Inc.
     Sr. Sub. Notes, Series A
     9.500% 09/15/07 .............................         250            90,000
   Oxford Health Plans, Inc.
     144A Sr. Notes
     11.000% 05/15/05 ............................         400           414,000
   Paracelsus Healthcare Corp.
     Sr. Sub. Notes
     10.000% 08/15/06 ............................         250           196,250
   Quest Diagnostic, Inc.
     Sr. Sub. Notes
     10.750% 12/15/06 ............................         500           549,375
   Tenet Healthcare Corp.
     Sr. Sub. Notes
     8.625% 01/15/07 .............................         250           240,000
   Triad Hospitals, Inc.
     144A Sr. Sub. Notes
     11.000% 05/15/09 ............................         500           505,000
                                                                    ------------
                                                                       3,448,625
                                                                    ------------
INDUSTRIAL GOODS & MATERIALS -- 1.6%
   Anchor Lamina, Inc./Anchor
     Lamina America, Inc.
     144A Sr. Sub. Notes
     9.875% 02/01/08 .............................         250           225,625
   Golden Ocean Group Ltd.,
     144A Gtd. Sr. Notes
     10.000% 08/31/01 ............................         657            88,695
   Jordan Industries, Inc.
     Sr. Notes
     10.375% 08/01/07 ............................         500           488,750
   MMI Products, Inc.
     144A Sr. Sub. Notes, Series B
     11.250% 04/15/07 ............................         500           507,500
   Morris Materials Handling, Inc.
     144A Sr. Notes
     9.500% 04/01/08 .............................         250            97,500
   Motors & Gears, Inc.
     Sr. Notes, Series D
     10.750% 11/15/06 ............................         500           493,750
   Thermadyne Holdings Corp.
     Sr. Discount Debentures
     12.500% 06/01/08(DAGGER) ....................         250           121,250
                                                                    ------------
                                                                       2,023,070
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
LEISURE & ENTERTAINMENT -- 0.4%
   Hollywood Park, Inc.
     144A Sr. Sub. Notes )
     9.250% 02/15/07 .............................      $  500      $    490,000
                                                                    ------------
METALS & MINING -- 2.3%
   Bayou Steel Corp. Co.
     Gtd.
     9.500% 05/15/08 .............................         500           472,500
   Golden Northwest Aluminum
     First Mortgage Notes
     12.000% 12/15/06 ............................         400           412,000
   Haynes International, Inc.
     Sr. Notes
     11.625% 09/01/04 ............................         250           236,250
   Ivaco, Inc.
     Yankee Sr. Notes
     11.500% 09/15/05 ............................         250           252,500
   Kaiser Aluminum and Chemical, Inc.
     144A Sr. Notes
     10.875% 10/15/06 ............................         250           256,250
   Metallurg, Inc.
     Sr. Notes
     11.000% 12/01/07 ............................         500           488,125
   Weirton Steel Corporation
     Sr. Notes
     11.375% 07/01/04 ............................         350           350,000
   WHX Corp.
     Sr. Exchange Notes
     10.500% 04/15/05 ............................         500           476,250
                                                                    ------------
                                                                       2,943,875
                                                                    ------------
OFFICE EQUIPMENT & SUPPLIES -- 0.3%
   Knoll, Inc.
     Sr. Sub. Notes
     10.875% 03/15/06 ............................         325           357,094
                                                                    ------------
PACKAGING/CONTAINERS -- 0.5%
   BPC Holding Corporation
     Sr. Secured Notes, Series B
     12.500% 06/15/06 ............................         400           393,000
   Crown Packaging Enterprises, Ltd.
     Yankee Sr. Secured Discount
     Notes
     14.000% 08/01/06(DAGGER) ....................         775            11,625
   Stone Container Finance Co.
     Yankee Gtd. Sr. Notes
     11.500% 08/15/06 ............................         250           261,250
                                                                    ------------
                                                                         665,875
                                                                    ------------
PAPER & FOREST PRODUCTS -- 3.1%
   Ainsworth Lumber Co. Ltd.
     Yankee Sr. Secured PIK Notes
     12.500% 07/15/07 ............................         500           553,750
   Bear Island Paper Company, L.L.C./
     Bear Island Finance Company II
     Sr. Secured Notes, Series B
     10.000% 12/01/07 ............................         400           392,000


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
PAPER & FOREST PRODUCTS -- (CONTINUED)
   Crown Paper Co.
     Sr. Sub. Notes
     11.000% 09/01/05 ............................      $  400      $    306,000
   Gaylord Container Corp.
     Sr. Notes
     9.375% 06/15/07 .............................         600           546,000
   MAXXAM Group Holdings, Inc.
     144A Sr. Secured Notes,
     Series B
     12.000% 08/01/03 ............................         400           408,000
   Printpack, Inc.
     Sr. Sub. Notes, Series B
     10.625% 08/15/06 ............................         450           428,062
   Repap New Brunswick
     Sr. Yankee Notes
     10.625% 04/15/05 ............................         450           391,500
   S.D. Warren Co.
     Sr. Sub. Notes
     12.000% 12/15/04 ............................         400           429,000
   Specialty Paperboard, Inc.
     144A Sr. Notes
     9.375% 10/15/06 .............................         250           253,750
   Tembec Industries, Inc.
     Sr. Co. Gtd.
     8.625% 06/30/09 .............................         250           245,000
                                                                    ------------
                                                                       3,953,062
                                                                    ------------
PHARMACEUTICALS -- 0.4%
   ICN Pharmaceutical, Inc.
     144A Sr. Notes
     8.750% 11/15/08 .............................         500           490,000
                                                                    ------------
PUBLISHING & INFORMATION SERVICES -- 3.7%
   American Media Operation
     144A Sr. Sub Notes
     10.250% 05/01/09 ............................         500           486,250
   Big Flower Press Holdings, Inc.
     Sr. Sub. Notes
     8.625% 12/01/08 .............................         250           233,750
   Gray Communications Systems
     Gtd. Sr. Sub. Notes
     10.625% 10/01/06 ............................         200           209,500
   Hollinger International Publishing
     Inc. Sr. Sub. Notes
     9.250% 03/15/07 .............................         250           251,250
   InterAct Systems, Inc.
     144A Sr. Discount Notes
     14.000% 08/01/03 ............................         700           258,125
   Liberty Group Publishing, Inc.
     Sr. Discount Debentures
     11.625% 02/01/09(DAGGER) ....................         300           170,625
   Mail-Well, Inc.
     144A Sr. Sub. Notes
     8.750% 12/15/08 .............................         400           387,000

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
PUBLISHING & INFORMATION SERVICES -- (CONTINUED)
   Mentus Media Corp.
     144A Sr. Secured Notes
     12.000% 02/01/03 ............................      $  591      $    576,225
   Nebraska Book Co.,
     144A Sr. Sub. Notes
     8.750% 02/15/08 .............................         500           410,000
   Phoenix Color Corp.
     144A Sr. Sub. Notes
     10.375% 02/01/09 ............................         500           482,500
   Sun Media Corp.
     Yankee Sr. Sub. Notes
     9.500% 02/15/07 .............................         194           200,790
     9.500% 05/15/07 .............................          65            67,275
   Tri-State Outdoor Media Group, Inc.
     144A Sr. Notes
     11.000% 05/15/08 ............................         500           501,250
   World Color Press, Inc.
     144A Sr. Sub. Notes
     8.375% 11/15/08 .............................         500           493,750
                                                                    ------------
                                                                       4,728,290
                                                                    ------------
REAL ESTATE -- 0.7%
   HMH Properties, Inc.
     Sr. Notes
     8.450% 12/01/08 .............................         300           281,250
   Host Marriot Hotel Properties
     Sr. Notes (Ba2, BB)
     7.875% 08/01/05 .............................         400           371,000
   Intrawest Corp.
     Yankee Sr Notes
     9.750% 08/15/08 .............................         250           245,000
                                                                    ------------
                                                                         897,250
                                                                    ------------
RESTAURANTS, HOTELS & GAMING -- 7.7%
   AFC Enterprises
     Sr. Sub. Notes
     10.250% 05/15/07 ............................         400           404,000
   American Restaurant Group, Inc.
     144A Sr. Notes
     11.500% 02/15/03 ............................         500           453,125
   AmeriKing, Inc.
     Gtd. Sr. Notes
     10.750% 12/01/06 ............................         400           410,000
   Ameristar Casinos, Inc.
     Gtd. Sr. Sub. Notes,
     Series B
     10.500% 08/01/04 ............................         500           502,500
   Arogosy Gaming Co.
     144A Sr. Sub. Notes
     10.750% 06/01/09 ............................         500           515,000
   CapStar Hotel Co.,
     144A Sr. Sub. Notes
     8.750% 08/15/07 .............................         250           233,437


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
RESTAURANTS, HOTELS & GAMING -- (CONTINUED)
   Casino Magic of Louisiana Corp.
     Gtd. First Mortgage Notes,
     Series B
     13.000% 08/15/03 ............................      $  600      $    682,500
   Circus Circus Enterprise
     Sr. Sub. Notes
     9.250% 12/01/05 .............................         450           453,375
   Coast Hotels & Casino, Inc.
     144A Sr. Sub. Notes
     9.500% 04/01/09 .............................         250           240,000
   Hard Rock Hotel, Inc.
     144A Sr. Sub. Notes
     9.250% 04/01/05 .............................         350           316,750
   Harrahs Operating Co. Inc. Co.
     Gtd.
     7.875% 12/15/05 .............................         250           237,500
   Harvey Casino Resorts
     Sr. Sub. Notes
     10.625% 06/01/06 ............................         450           464,625
   Horseshoe Gaming L.L.C.
     Gtd. Sr. Sub. Notes,
     Series B
     9.375% 06/15/07 .............................         400           407,500
   Isle of Capri Casinos
     144A Sr. Sub Notes
     8.750% 04/15/09 .............................         500           465,000
   Louisiana Casino Cruises, Inc.
     Secured 144A
     11.000% 12/01/05 ............................         500           501,250
   Majestic Star Casino
     144A Secured Notes
     10.875% 07/01/06 ............................         400           392,000
   Mohegan Tribal Gaming Authority
     Sr. Sub. Notes
     8.750% 01/01/09 .............................         400           394,000
   Park Place Entertainment, Inc.
     144A Sr. Sub. Notes
     7.875% 12/15/05 .............................         250           235,625
   Peninsula Gaming L.L.C.
     144A Sr. Notes
     12.250% 07/01/06 ............................         250           246,875
   Players International, Inc.
     Sr. Notes
     10.875% 04/15/05 ............................         250           265,000
   Prime Hospitality Corp. Secured
     First Mortgage Notes
     9.250% 01/15/06 .............................         250           251,562
   Red Roof Inns, Inc.
     Sr. Exchange Notes
     9.625% 12/15/03 .............................         250           256,250
   Santa Fe Hotel, Inc.
     First Mortgage Notes
     11.000% 12/15/00 ............................         500           498,750

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
RESTAURANTS, HOTELS & GAMING -- (CONTINUED)
   Station Casinos, Inc.
     Sr. Sub. Notes
     10.125% 03/15/06 ............................      $  500      $    515,000
   Sun International Hotels Ltd.
     Yankee Gtd. Sr. Sub. Notes
     9.000% 03/15/07 .............................         400           391,000
   Waterford Gaming L.L.C./Waterford
     Gaming Finance Corp.
     144A Sr. Notes
     9.500% 03/15/10 .............................         250           249,375
                                                                    ------------
                                                                       9,981,999
                                                                    ------------
RETAIL TRADE -- 2.1%
   Advance Holding Corp
     Sr. Discount Debentures,
     Series B
     12.875% 04/15/09(DAGGER) ....................         500           280,000
   County Seat Stores, Inc.
     144A Units
     12.750% 11/01/04(DAGGER)(DAGGER) ............         500            45,000
   Finlay Enterprises, Inc.
     Sr. Secured Debentures
     9.000% 05/01/08 .............................         250           237,500
   Jitney-Jungle Stores of America, Inc.
     Gtd. Sr. Notes
     12.000% 03/01/06 ............................         250           202,500
   Jo-Ann Stores, Inc.
     144A Sr. Sub Notes
     10.375% 05/01/07 ............................         250           246,250
   K Mart Corp.
     Debentures
     7.750% 10/01/12 .............................         500           476,875
   Pathmark Stores,
     Sr. Sub Notes
     9.625% 05/01/03 .............................         500           509,375
   Pueblo Xtra International, Inc.
     Sr. Notes
     9.500% 08/01/03 .............................         400           352,000
   Randall's Food Markets, Inc.
     Sr. Sub. Notes, Series B
     9.375% 07/01/07 .............................         350           382,812
                                                                    ------------
                                                                       2,732,312
                                                                    ------------
STEEL -- 0.0%
   Gulf States Steel, Inc.
     First Mortgage Notes
     13.500% 04/15/03(DAGGER)(DAGGER) ............         200            36,000
                                                                    ------------
TELECOMMUNICATIONS -- 21.7%
   AMSC Acquisition Company, Inc.
     Senior Notes, Series B
     12.250% 04/01/08 ............................         500           380,000
   Bresnan Communications Co.
     144A Sr. Discount Notes
        9.250% 02/01/09(DAGGER) ..................       1,000           657,500
     144A Sr. Notes
        8.000% 02/01/09 ..........................         250           247,500


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
TELECOMMUNICATIONS -- (CONTINUED)
   Call-Net Enterprises, Inc.
     Sr. Discount Notes
        8.000% 05/15/09(DAGGER) ..................      $  450      $    254,250
     Yankee Sr. Notes
        9.375% 05/15/09 ..........................         400           373,000
   Caprock Communications Corp.
     144A Sr. Notes
     11.500% 05/01/09 ............................         400           397,000
   Carrier1 144A Units
     13.250% 02/15/09 ............................         500           507,500
   Charter Communications Holding
     LLC, Sr. Disc. Notes 144A
     8.625% 04/01/09 .............................         250           237,500
     9.920% 04/01/11 .............................         500           300,000
   Clearnet Communications, Inc.
     Sr. Discount Notes
     14.750% 12/15/05(DAGGER) ....................         750           697,500
   Completel Europe NV Unit
     14.000% 02/15/09(DAGGER) ....................       1,000           510,000
   Covad Communication Group, Inc.
     Sr. Notes 144A
     12.500% 02/15/09 ............................         250           241,875
   Dobson Sygnet Communications
     Sr. Notes
     12.250% 12/15/08 ............................         500           527,500
   Dolphin Telecom plc
     144A Sr. Discount Notes
     14.000% 05/15/09(DAGGER) ....................         500           206,250
   DTI Holdings, Inc.
     144A Sr. Discount Notes
     12.250% 03/01/08(DAGGER) ....................         600           210,000
   E Spire Communications
     Sr. Discount Notes
     13.000% 11/01/05(DAGGER) ....................         800           504,000
   Focal Communications Corp.,
     144A Sr. Discount Notes
     12.125% 02/15/08(DAGGER) ....................         550           313,500
   Global Crossing Holdings, Ltd.
     9.625% 05/15/08 .............................         250           253,750
   Globalstar L.P./ Globalstar Capital
     Corp. 144A Sr. Notes
     10.750% 11/01/04 ............................         100            66,000
   Globix Corp.
     Sr Regulated Notes
     13.000% 05/01/05 ............................         600           550,500
   GST Equipment Funding
     144A Sr. Secured Exchange
     Notes
     13.250% 05/01/07(DAGGER) ....................         250           273,125
   GST USA, Inc. Gtd. Sr. Discount
     Exchange Notes
     12.875% 12/15/05 ............................         500           418,750
   Hermes Europe Railtel
     BV Sr. Notes
     10.375% 01/15/09 ............................         250           250,000

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
TELECOMMUNICATIONS -- (CONTINUED)
   Hyperion Telecommunications, Inc.
     Sr. Discount Notes, Series B
        13.000% 04/15/03(DAGGER) .................      $  500      $    420,000
     Sr. Notes, Series B
        12.250% 09/01/04 .........................         250           263,750
   ICG Holdings, Inc.
     Gtd. Senior Discount Notes
     11.625% 03/15/07(DAGGER) ....................         300           216,000
   ICG Services, Inc.
     144A Sr. Discount Notes
     10.000% 02/15/08(DAGGER) ....................         500           288,750
   Intelcom Group (U.S.A.), Inc.
     Gtd. Sr. Exchangeable Discount
     Notes
     12.500% 05/01/06(DAGGER) ....................         800           642,000
   Intercel, Inc.
     Sr. Discount Notes
     12.000% 02/01/06(DAGGER) ....................         500           428,750
   Intermedia Communications, Inc.
     Sr. Discount Notes
     11.250% 07/15/07(DAGGER) ....................       1,000           700,000
   International Cabletel, Inc.
     Sr. Notes
     11.500% 02/01/06(DAGGER) ....................         415           358,975
   ITC Deltacom, Inc.
     144A Sr. Notes
     11.000% 06/01/07 ............................         163           174,206
   IXC Communications, Inc.
     Sr. Sub. Notes
     9.000% 04/15/08 .............................         350           345,625
   Jordan Telecommunications
     Products, Inc.
     Sr. Discount Notes, Series B
        11.750% 08/01/07(DAGGER) .................         400           339,500
     Sr. Notes
        9.875% 08/01/07 ..........................         250           244,062
   KMC Telecom Holdings, Inc.
     Sr. Discount Notes
     12.500% 02/15/08(DAGGER) ....................         500           267,500
   Knology Hldgs., Inc.
     Sr. Discount Notes
     11.875% 10/15/07(DAGGER) ....................         550           313,500
   Level 3 Communications, Inc.
     Gtd. Sr. Sub. Notes
        8.500% 05/15/08 ..........................         250           245,938
        8.000% 08/01/08 ..........................         250           245,000
     Sr. Discount Notes
        10.500% 12/01/08(DAGGER) .................         500           288,750
   Logix Communications Enterprises
     Sr. Notes
     12.250% 06/15/08 ............................         500           452,500
   McCaw International Ltd.
     144A Units
     13.000% 04/15/07(DAGGER) ....................         500           287,500


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
TELECOMMUNICATIONS -- (CONTINUED)
   McLeodUSA, Inc.
     144A Sr. Sub. Notes
     8.125% 02/15/09 .............................      $  250      $    230,625
   McLeodUSA, Inc.
     Sr. Discount Notes
        10.500% 03/01/07(DAGGER) .................         600           462,000
     Sr. Notes
        9.250% 07/15/07 ..........................         300           296,250
   MDC Communications Corp.
     Sr. Sub. Notes
     10.500% 12/01/06 ............................         400           407,000
   Metromedia Fiber Network, Inc.
     Sr. Notes, Series B
     10.000% 11/15/08 ............................         500           495,000
   MetroNet Communications Corp.
     Sr. Discount Notes
        10.750% 11/01/07(DAGGER) .................         400           319,500
     Sr. Notes
        12.000% 08/15/07 .........................         400           464,000
   MJD Communications, Inc.
     Sr. Sub. Notes
     9.500% 05/01/08 .............................         250           249,063
   Nextel Communications, Inc.
     Sr. Discount Notes
     9.750% 08/15/04 .............................         500           500,000
   Nextel Partners, Inc.
     144A Sr. Discount Notes
     14.000% 02/01/09(DAGGER) ....................         500           297,500
   Nextlink Communications, Inc.
     144A Sr. Notes
        10.750% 11/15/08 .........................         250           253,750
     Sr. Discount Notes
        9.450% 04/15/08(DAGGER) ..................         500           303,750
   Nextlink Communications, L.L.C./
     Nextlink Capital, Inc.
     Sr. Notes
     12.500% 04/15/06 ............................         250           272,500
   NTL, Inc.
     144A Sr. Notes
     10.000% 02/15/07 ............................         250           253,125
   Optel, Inc.
     Sr. Notes
     11.500% 07/01/08 ............................         350           238,875
   Orbital Imaging Corp.,
     144A Units
     11.625% 03/01/05 ............................         500           392,500
   Orion Network Systems, Inc.
     Gtd. Sr. Notes
     11.250% 01/15/07 ............................         300           267,000
   Pac-West Telecomm, Inc.
     144A Sr. Notes
     13.500% 02/01/09 ............................         250           254,375
   Pagemart Nationwide, Inc.
     Sr. Discount Notes
     15.000% 02/01/05(DAGGER) ....................         750           706,875

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
TELECOMMUNICATIONS -- (CONTINUED)
   Pegasus Communications Corp.
     Sr. Notes, Series B
     9.750% 12/01/06 .............................      $  500      $    493,750
   PLD Telekom, Inc.
     144A Sub. Notes
        9.000% 06/01/06 ..........................         230           131,100
     Yankee Co. Gtd. Notes
        14.000% 06/01/04 .........................       1,010           691,850
   Price Comm Wireless, Inc.
     144A Sr. Sub. Notes
     11.750% 07/15/07 ............................         250           274,375
   Primus Telecommunications
     Group, Inc.
     144A Sr. Notes
     11.250% 01/15/09 ............................         500           490,000
   Qwest Communications
     International, Inc.
     Sr. Discount Notes
        9.470% 10/15/07(DAGGER) ..................         750           583,125
     Sr. Notes, Series B
        10.875% 04/01/07 .........................         130           148,038
   RCN Corp.
     Sr. Discount Notes, Series B
        10.000% 10/15/07(DAGGER) .................         400           270,000
     Sr. Discount Notes, Series B
        9.800% 02/15/08(DAGGER) ..................         300           186,750
     Sr. Notes, Series B
        10.000% 10/15/07 .........................         400           395,000
   Rhythms Netconnections
     Sr. Discount Notes
     12.750% 05/15/08(DAGGER) ....................         600           303,000
   RSL Communications plc
     Yankee Co. Gtd
     10.500% 11/15/08 ............................         400           377,000
   Startec Global Communications, Inc.
     Sr. Notes
     12.000% 05/15/08 ............................         400           358,500
   Telewest Communications plc
     Debentures
     9.625% 10/01/06 .............................         250           253,125
   Teligent Inc.
     Sr. Notes
     11.500% 12/01/07 ............................         250           240,000
   Time Warner Telecom L.L.C./
     Time Warner Telecom Inc.,
     Sr. Notes
     9.750% 07/15/08 .............................         500           507,500
   Viatel, Inc.
     Sr. Discount Notes
     12.500% 04/15/08(DAGGER) ....................         600           372,000
   WinStar Communications, Inc.
     Sr. Discount Notes
     14.000% 10/15/05(DAGGER) ....................         500           437,500
                                                                    ------------
                                                                      28,075,607
                                                                    ------------


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
TEXTILES & APPAREL -- 1.2%
   Advanced Glass Fiber Yarns
     Sr. Sub. Notes 144A
     9.875% 01/15/09 .............................      $  250      $    236,250
   Bgf Industries, Inc.
     Sr. Sub. Notes 144A
     10.250% 01/15/09 ............................         250           222,500
   Maxim Group, Inc.
     Gtd. Sr. Sub. Notes, Series B
     9.250% 10/15/07 .............................         500           426,250
   Phillips Van-Heusen Corp.
     Sr. Sub. Notes
     9.500% 05/01/08 .............................         250           243,125
   William Carter Company
     Sr. Sub. Notes, Series A
     10.375% 12/01/06 ............................         450           451,125
                                                                    ------------
                                                                       1,579,250
                                                                    ------------
TRANSPORTATION -- 1.3%
   AirTran Airlines, Inc.
     Secured Notes
     10.500% 04/15/01 ............................         250           245,938
   Atlantic Express Transportation
     Corp.
     Gtd. Sr. Secured Notes
     10.750% 02/01/04 ............................         250           245,000
   Canadian Airlines Corp.
     Yankee Sr. Notes
     12.250% 08/01/06 ............................         250           162,500
   Kitty Hawk, Inc.
     Sr. Notes
     9.950% 11/15/04 .............................         250           245,000
   Pegasus Shipping (Hellas) Ltd.
     144A Gtd. First Preferred
     Mortgage Notes, Series A
     11.875% 11/15/04 ............................         500           200,000
   Trans World Airlines
     Sr. Notes
     11.375% 03/01/06 ............................         500           325,000
   Transportation Manufacturing
     Operations, Inc.,
     144A Sr. Sub. Notes
     11.250% 05/01/09 ............................         250           243,750
                                                                    ------------
                                                                       1,667,188
                                                                    ------------
WASTE MANAGEMENT -- 0.6%
   Allied Waste North America,
     Series B
     7.875% 01/01/09 .............................         500           455,000
   Waste Systems International, Inc.
     144A Conv. Sub. Notes
     7.000% 05/13/05 .............................         400           348,000
                                                                    ------------
                                                                         803,000
                                                                    ------------
   TOTAL CORPORATE BONDS
     (Cost $124,587,886)                                            $116,320,052
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
ASSET BACKED SECURITY -- 0.4%
   Airplanes Pass Through Trust
     Series 1, Class D
     10.875% 03/15/19 ............................      $  600      $    572,922
     (Cost $600,000)                                                ------------

                                                       NUMBER
                                                     OF SHARES
                                                     ---------
RIGHTS & WARRANTS -- 0.9%
BROADCASTING -- 0.0%
   Australis Holdings Pty. Ltd.
     Strike $0.01 expires 10/30/01 ...............         294      $          3
                                                                    ------------
CABLE -- 0.5%
   DIVA Systems Corp.(DAGGER)(DAGGER)(DAGGER)
     Strike $0.01 expires May 2006 ...............       2,250           544,500
   DIVA Systems Corp.(DAGGER)(DAGGER)(DAGGER)
     Strike $0.01 expires May 2006 ...............       7,581            60,648
                                                                    ------------
                                                                         605,148
                                                                    ------------
CHEMICALS -- 0.3%
   Uniroyal Technology Corp.
     Strike $4.375 expires 06/01/03 ..............      43,500           369,750
                                                                    ------------
CONSTRUCTION & BUILDING MATERIALS -- 0.0%
   Capital Pacific Holdings Group,
     Inc. .........................................     12,640             6,320
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.0%
   Signature Brands USA, Inc.
     Strike $6.25 expires 08/15/02 ...............         250                 0
                                                                    ------------
ENERGY -- 0.0%
   Key Energy Services Inc.
     Strike $4.88 expires 01/15/09 ...............         750            11,344
                                                                    ------------
INDUSTRIAL GOODS & MATERIALS -- 0.0%
   Golden Ocean Group, Ltd.
     Strike $46.20 expires 08/31/01 ..............         438                 9
                                                                    ------------
PUBLISHING & INFORMATION SERVICES -- 0.0%
   InterAct Systems, Inc.
     Strike $0.01 expires 08/01/03 ...............         700                 0
   Mentus Media Corp. 144A(DAGGER)(DAGGER)(DAGGER)
     Strike $0.01 expires 02/01/08 ...............       1,391                14
   Source Media Inc.
     Strike $11.00 expires 06/23/00 ..............       5,587            25,144
                                                                    ------------
                                                                          25,158
                                                                    ------------
TELECOMMUNICATIONS -- 0.1%
   American Mobile Satellite
     Corporation Strike $12.51
     expires 04/01/08 ............................         500            35,000
   Ampex Corp. 144A
     Strike $2.25 expires 03/15/03 ...............      17,000            14,960
   DTI Holdings, Inc. 144A
     Strike $0.01 expires 03/01/08 ...............       3,000                30


                                                       NUMBER
                                                     OF SHARES          VALUE
                                                     ---------      ------------
TELECOMMUNICATIONS -- (CONTINUED)
   Globalstar, L.P.
     Strike $17.39 expires 02/15/04 ..............         200      $     26,000
   KMC Telecom Holdings, Inc.
     Strike $0.22 expires 04/15/08 ...............         500            12,500
   McCaw International Ltd.
     Strike $36.45 expires 04/15/07 ..............         500             1,250
   Orbital Imaging Corp.
     Strike $1.00 expires 03/01/05 ...............         500            10,000
   PLD Telekom, Inc.
     Strike $1.00 expires June 2004 ..............       1,010             5,050
   Primestar Inc. General Motors Cl.
     H Stock Appreciation Rts
     Strike $47.00 expires May 2000 ..............       3,828            35,998
   Startec Global Communications
     Strike $24.20 expires 05/15/08 ..............         400               400
                                                                    ------------
                                                                         141,188
                                                                    ------------
   TOTAL RIGHTS & WARRANTS
     (Cost $430,305) .............................                  $  1,158,920
                                                                    ------------

COMMON STOCKS -- 1.4%
COMPUTERS, SOFTWARE & SERVICES -- 0.3%
   Globix Corp. ..................................       2,112           101,508
   Verio, Inc. ...................................       9,858           366,594
                                                                    ------------
                                                                         468,102
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
   Coinstar Inc. .................................       3,671            84,892
                                                                    ------------
PACKAGING/CONTAINERS -- 0.0%
   Crown Packaging Enterprises,
     Ltd. ........................................      100,847            1,008
                                                                    ------------
TELECOMMUNICATIONS -- 1.0%
   Advanced Radio Telecom Corp. ..................      10,117           110,655
   AT&T Canada, Inc. .............................         685            41,577
   E Spire Communications, Inc. ..................      21,253           170,024
   Intermedia Communications, Inc. ...............       2,421            62,946
   Loral Space and Communications
     Ltd. ........................................         181             3,326
   Microcell Telecommunications,
     Inc. ........................................       3,436            35,219
   Price Communications Corp. ....................      40,269           830,561
                                                                    ------------
                                                                       1,254,308
                                                                    ------------
   TOTAL COMMON STOCKS
     (Cost $605,604) .............................                  $  1,808,310
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                   WARBURG PINCUS HIGH YIELD FUND (CONCLUDED)


                                                       NUMBER
                                                     OF SHARES          VALUE
                                                     ---------      ------------
PREFERRED STOCKS -- 2.9%
AEROSPACE/DEFENSE -- 0.7%
   GPA Group plc Convertible
     Cumulative Second Preference
     Shares 7.00% ................................   1,750,000      $    910,000
                                                                    ------------
CABLE -- 0.0%
   DIVA Systems Corporation,
     Series C ....................................      11,890            35,670
                                                                    ------------
CELLULAR/WIRELESS COMMUNICATIONS -- 0.2%
   Rural Cellular Corp. 144A PIK
     11.375% .....................................       2,859           283,781
                                                                    ------------
INDUSTRIAL -- 0.3%
   International Utility Structures
     Inc. 13.00% .................................         707            66,682
   International Utility Structures Inc.,
     Units 13.00% ................................       3,492           332,661
                                                                    ------------
                                                                         399,343
                                                                    ------------
PUBLISHING & INFORMATION SERVICES -- 0.1%
   Source Media Inc. 144A PIK
     13.50% ......................................      12,617           126,180
                                                                    ------------
RESTAURANTS, HOTELS & GAMING -- 0.1%
   AmeriKing, Inc. 13.00% Cum.
     Exchangeable ................................       6,659            94,891
                                                                    ------------
TELECOMMUNICATIONS -- 1.5%
   Classic Communications Inc ....................       3,000            50,010
   E Spire Communications Inc.
     Jr. PIK 12.75% ..............................       1,200           528,000
   Hyperion Telecommunications, Inc.
     12.875% Sr. Exch. Redeemable,
     Series B ....................................           7             6,283
   Intermedia Communications Inc.
     144A 7.00% Jr. Convertible,
     Series E ....................................      20,000           510,000
   Nextel Communications, Inc.
     13.00% Exchangeable,
     Series D PIK ................................         318           344,235
   NEXTLINK Communications, Inc.
     144A 14.00% Sr. Exchangeable
     PIK .........................................       8,463           425,277
                                                                    ------------
                                                                       1,863,805
                                                                    ------------
   TOTAL PREFERRED STOCKS
     (Cost $3,903,185) ...........................                  $  3,713,670
                                                                    ------------


                                                         PAR
                                                        (000)           VALUE
                                                        ------      ------------
SHORT-TERM INVESTMENT -- 1.3%
   BBH grand Cayman U.S. Dollar
     Time Deposit
     4.500% 09/01/99 .............................      $1,620      $  1,620,000
     (Cost $1,620,000)                                              ------------

   TOTAL INVESTMENTS -- 97.0%
     (Cost $131,746,980*) ........................                  $125,193,874

   OTHER ASSETS IN EXCESS
     OF LIABILITIES-- 3.0% .......................                     3,959,035
                                                                    ------------
   TOTAL NET ASSETS -- 100.0% ....................                  $129,152,909
                                                                    ============

   * Also cost for Federal income tax purposes at August 31, 1999. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ...................................     $  5,380,428
        Gross Depreciation ...................................      (11,933,534)
                                                                   ------------
        Net Depreciation .....................................     $  6,553,106
                                                                   ============

                (DAGGER) Step Bond-- The interest rate as of August 31, 1999 is 0% and will reset to interest rate shown at a future date.
        (DAGGER)(DAGGER)  Security in default.
(DAGGER)(DAGGER)(DAGGER)  Illiquid Security.

                            INVESTMENT ABBREVIATIONS
PIK .................................................................Pay In Kind

                 See Accompanying Notes to Financial Statements.

                       WARBURG PINCUS MUNICIPAL BOND FUND
                           PORTFOLIO MANAGERS' LETTER

                                                              September 17, 1999

Dear Shareholders:

We are writing to report on the results of the Warburg Pincus Municipal Bond Fund (the "Fund") for the fiscal year ended August 31, 1999.

At August 31, 1999, the net asset value ("NAV") of the Fund's institutional shares was $14.30, compared to an NAV of $15.12 on August 31, 1998. As a result, the institutional shares' total return was 0.4% (assuming the reinvestment of dividends and distributions totaling $0.89 per share). By comparison, the Lehman Brothers Municipal Bond Index (the "Index") returned 0.5% in the same period.

At August 31, 1999, the NAV of the Fund's common shares was $14.29, compared to an NAV of $15.14 at their inception of investment operations on October 30, 1998. Including the effect of linkage to the institutional shares, the common shares' total return between August 31, 1998 and August 31, 1999 was 0.1% (assuming the reinvestment of dividends and distributions totaling $0.73 per share). By comparison, the Index returned 0.5% in the same period.

The Fund performed in line with its Index benchmark during the fiscal year. More importantly, however, was the Fund substantially outperformed the average general municipal fund which, as calculated by Lipper Inc., declined by 1.6%. We believe that the following factors contributed the most to this outperformance:

(BULLET) We maintained a modest level of exposure to taxable instruments, primarily corporate bonds and mortgage-backed securities. This exposure helped the Fund's overall return because taxables in general outperformed the broad market for investment-grade debt instruments, and because of effective security selection within our taxable exposure.

(BULLET) We continued to emphasize higher-quality municipal paper, which remained especially popular among muni buyers and which generally weathered market downturns better than lower-quality munis. Our allocation to non-callable muni securities typically was double that of the Index benchmark.

As developments occur in the fixed income markets or at Credit Suisse Asset Management that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Fixed Income Management Team

Gregg M. Diliberto, Managing Director
Mark K. Silverstein, Managing Director
Jo Ann Corkran, Director
Jose A. Rodriguez, Director

A PORTION OF INCOME MAY BE SUBJECT TO STATE AND CITY TAXES OF FEDERAL ALTERNATIVE MINIMUM TAX.

                       WARBURG PINCUS MUNICIPAL BOND FUND
                     PORTFOLIO MANAGERS' LETTER (CONCLUDED)


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WARBURG PINCUS MUNICIPAL BOND INSTITUTIONAL SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX 1 FROM INCEPTION (6/20/94), PERIOD ENDED (7/31/94) AND AT EACH QUARTER END. (UNAUDITED)

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   Warburg Pincus         Lehman Brothers
                   Municipal Bond         Municipal Bond
                Institutional Shares          Index 1
                --------------------      ---------------
06/20/94                $10,000               $10,000
07/31/94                $10,040               $10,038
08/31/94                $10,040               $10,073
11/30/94                 $9,647                $9,571
02/28/95                $10,350               $10,354
05/31/95                $10,846               $10,820
08/31/95                $10,886               $10,965
11/30/95                $11,193               $11,079
02/29/96                $11,216               $11,498
5/31/96                 $10,937               $11,314
8/31/96                 $11,134               $11,539
11/30/96                $11,643               $12,049
2/28/97                 $11,731               $12,132
5/31/97                 $11,835               $12,252
8/31/97                 $12,218               $12,606
11/30/97                $12,508               $12,914
2/28/98                 $12,812               $13,242
5/31/98                 $12,971               $13,402
8/31/98                 $13,149               $13,697
11/30/98                $13,370               $13,916
2/28/99                 $13,446               $14,055
5/31/99                 $13,483               $14,028
8/31/99                 $13,195               $13,765

----------------------------------------------
               INSTITUTIONAL SHARES
           -----------------------------
                  AVERAGE ANNUAL
                   TOTAL RETURNS
       FOR THE PERIODS ENDED AUGUST 31, 1999
 One Year                      0.36%
 Three Years                   5.83%
 Five Years                    5.62%
 From Inception
 (6/20/94)                     5.47%
----------------------------------------------

Note: Past performance is not predictive of future performance. Investment return and principle value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.


1 The Lehman  Brothers  Municipal  Bond 10 Year Index is computed  twice a month from prices on approximately 1,100 bonds. The index is composed of approximately 60% revenue bonds and 40% state government obligations. The issues in the index have a maturity of 8-12 years and the prices are supplied by Kenny Information Systems, Inc.

                       WARBURG PINCUS MUNICIPAL BOND FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999

                                                         PAR
                                                        (000)           VALUE
                                                        ------      -----------
MUNICIPAL BONDS -- 76.0%
CALIFORNIA -- 11.4%
   California State GO
     6.300% 09/11/11 .............................      $  670      $   743,700
   California State GO
     5.125% 10/01/17 .............................         825          793,031
   Los Angeles CA, Department of
     Water & Power Water RB
     4.500% 05/15/23 .............................         705          588,675
   San Diego CA Convention Center
     Expansion Financing Authority,
     Series A
     4.750% 04/01/28 .............................         535          456,087
                                                                    -----------
                                                                      2,581,493
                                                                    -----------
COLORADO -- 2.8%
   Colorado Springs CO,
     Utility RB
     5.875% 11/15/17 .............................         595          629,956
                                                                    -----------
FLORIDA -- 5.9%
   Jacksonville FL, Electric Authority
     RB, 2nd Installment
     6.000% 07/01/12 .............................         610          639,737
   Tallahassee FL, Electric RB,
     First Lien
     6.100% 10/01/06 .............................         670          698,475
                                                                    -----------
                                                                      1,338,212
                                                                    -----------
ILLINOIS -- 5.9%
   Chicago Illinois GO,
     Series 1993
     5.250% 01/01/18 .............................         705          665,344
   Illinois State Sales Tax RB,
     Series Q
     5.750% 06/15/14 .............................         650          658,937
                                                                    -----------
                                                                      1,324,281
                                                                    -----------
INDIANA -- 0.1%
   Indianapolis IN, Public
     Improvement Board RB
     6.000% 01/10/03 .............................          25           25,781
                                                                    -----------
LOUISIANA -- 3.1%
   New Orleans LA, Home Mortgage
     Authority SOB
     6.250% 01/15/11 .............................         635          693,737
                                                                    -----------
MARYLAND -- 4.3%
   Maryland State Transportation
     Authority Project RB
     6.800% 07/01/16 .............................         850          962,625
                                                                    -----------


                                                         PAR
                                                        (000)           VALUE
                                                        ------      -----------
MASSACHUSETTS -- 2.7%
   Massachusetts State Water
     Resources Authority RB,
     Series B
     5.000% 12/01/25 .............................      $  660      $   586,575
   Massachusetts State Water
     Resources Authority, General
     RB, Series 92A
     6.500% 07/15/19 .............................          20           21,950
                                                                    -----------
                                                                        608,525
                                                                    -----------
NEW YORK -- 26.3%
   Metropolitan Transit Authority
     Commuter Facilities RB,
     Series A
     5.000% 07/01/23 .............................         600          543,000
   New York State Dormitory
     Authority RB (Elizabeth Church
     Manor Nursing Home)
     5.400% 08/01/23 .............................          55           53,075
   New York State Dormitory
     Authority RB (Episcopal Health
     Services)
     7.550% 08/01/29 .............................         435          448,041
   New York State Dormitory
     Authority RB (Judicial Facilities
     Lease)
     7.375% 07/01/16 .............................          40           47,150
   New York State Dormitory
     Authority RB (Park Ridge
     Housing Inc. Project)
     7.850% 02/01/29 .............................         530          539,158
   New York State Local Government
     Assistance Corp. RB,
     Series B
     4.875% 04/01/20 .............................         580          516,925
   New York State Power Authority
     General Purpose RB,
     Series R
     7.000% 01/01/10 .............................         360          413,550
   New York State Throughway
     Authority General RB,
     Series B
     5.000% 01/01/20 .............................          30           27,450
   New York, NY Municipal Water
     Finance Authority Water &
     Sewer System RB,
     Series B
     5.125% 06/15/30 .............................         295          265,131
   New York, NY Municipal Water
     Finance Authority Water &
     Sewer System RB,
     Series D
     4.875% 06/15/21 .............................         400          353,500

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      -----------
NEW YORK -- (CONTINUED)
   New York, NY Prerefunded GO,
     Series D
     8.000% 08/01/01 .............................      $  605      $   656,425
   New York, NY Prerefunded GO,
     Series D
     6.000% 02/15/05 .............................           5            5,369
   New York, NY Prerefunded GO,
     Series H
     7.200% 02/01/02 .............................         530          572,400
   New York, NY Transitional
     Finance Authority RB
     (Future Tax Secured), Series B
     4.750% 11/15/14 .............................          35           32,244
   New York, NY Unrefunded
     Balance GO, Series D
     8.000% 08/01/03 .............................          45           48,487
     6.000% 02/15/25 .............................          10           10,112
   New York, NY Unrefunded Balance
     GO, Series H
     7.200% 02/01/13 .............................          70           74,550
   Suffolk County NY Water Authority,
     Waterworks RB, Series V
     6.750% 06/01/12 .............................         580          653,225
   Triborough Bridge and Tunnel
     Authority, NY General Purpose
     RB, Series A
     5.200% 01/01/20 .............................         730          686,200
                                                                    -----------
                                                                      5,945,992
                                                                    -----------
PUERTO RICO -- 3.3%
   Commonwealth of Puerto Rico GO
     5.400% 07/01/07 .............................         730          755,550
                                                                    -----------
SOUTH DAKOTA -- 0.1%
   Heartland Consumers Power
     District, SD Electric RB
     6.375% 01/01/16 .............................          25           26,719
                                                                    -----------
TENNESSEE -- 0.1%
   Metropolitan Government of
     Nashville and Davidson County,
     TN Water and Sewer RB
     Series A
     4.750% 01/01/22 .............................          30           25,988
                                                                    -----------
VIRGIN ISLANDS -- 3.1%
   Virgin Islands Public Finance
     Authority RB
     7.700% 10/01/99 .............................         690          706,008
                                                                    -----------
VIRGINIA -- 3.3%
   Fairfax County, VA
     Redevelopment & Housing
     Authority (Island Walk Proj.),
     Mortgage RB
     7.100% 04/01/19 .............................         630          740,250
                                                                    -----------


                                                         PAR
                                                        (000)           VALUE
                                                        ------      -----------
WASHINGTON -- 3.6%
   King County, WA GO, Series A
     6.200% 01/01/24 .............................      $   40      $    43,250
   Seattle, WA Municipal Light &
     Power RB
     5.125% 07/01/22 .............................         100           93,000
   Seattle, WA Water System RB
     5.250% 12/01/23 .............................         735          686,306
                                                                    -----------
                                                                        822,556
                                                                    -----------
   TOTAL MUNICIPAL BONDS
     (Cost $16,817,122) ..........................                  $17,187,673
                                                                    -----------

CORPORATE BONDS -- 8.0%
BANKING -- 1.7%
   Bangko Sentral Pilipinas,
     Yankee Bonds
     8.600% 06/15/27 .............................         105           81,113
   Bay View Capital Corp.
     Sub. Notes
     9.125% 08/15/07 .............................          65           60,125
   Export-Import Bank of Korea,
     Global Bonds
     6.500% 02/10/02 .............................          25           24,250
   Export-Import Bank of Korea,
     Yankee Notes
     6.500% 05/15/00 .............................          50           49,625
   First Republic Bank Sub. Notes
     7.750% 09/15/12 .............................          25           22,938
   Fuji JGB Investment L.L.C.,
     Noncumulative Preferred
     Securities, Series A
     9.870% 12/30/99 .............................          45           44,325
   Fuji Finance (Cayman), Ltd.
     Perpetual Sub. Notes
     6.573%(DAGGER)(DAGGER)(DAGGER) ..............         120          103,800
                                                                    -----------
                                                                        386,176
                                                                    -----------
BROADCASTING -- 0.5%
   Fox/Liberty Networks L.L.C.,
     Registered Sr. Notes
     8.875% 08/15/07 .............................         105          106,575
                                                                    -----------
CABLE -- 0.6%
   CSC Holdings Inc.,
     Sr. Notes
     7.875% 12/15/07 .............................          80           77,600
     7.250% 07/15/08 .............................          20           18,550
   Diamond Cable Communications
     plc, Yankee Sr. Discount Notes
     10.750% 02/15/07(DAGGER) ....................          50           38,250
                                                                    -----------
                                                                        134,400
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

                                                         PAR
                                                        (000)           VALUE
                                                        ------      -----------
HEALTH CARE -- 0.2%
   Columbia/HCA Healthcare Corp.,
     Debentures
     8.360% 04/15/24 .............................      $   50      $    44,750
                                                                    -----------
PAPER & FOREST PRODUCTS -- 0.0%
   P.T. Indah Kiat Pulp & Paper Corp.,
     Sr. Secured Notes
     8.875% 11/01/00 .............................          15           13,232
                                                                    -----------
RETAIL -- 0.6%
   K Mart Corp. Notes
     7.950% 02/01/23 .............................          25           23,219
   K Mart Corp. Pass Through
     Certificates, Series 1995
     Class K3
     8.540% 01/02/15 .............................         103          106,156
                                                                    -----------
                                                                        129,375
                                                                    -----------
TELECOMMUNICATIONS -- 1.1%
   CenCall Communications Corp.
     Sr. Discount Notes
     10.125% 01/15/04 ............................          25           25,500
   LCI International, Inc.
     Senior Notes
     7.250% 06/15/07 .............................          40           38,400
   Nextel Communications, Inc.
     Sr. Discount Notes
     9.750% 08/15/04 .............................         130          130,000
   Paging Network, Inc.,
     Sr. Sub. Notes
     8.875% 02/01/06 .............................          10            5,500
     10.125% 08/01/07 ............................          50           28,125
     10.000% 10/15/08 ............................          35           19,688
                                                                    -----------
                                                                        247,213
                                                                    -----------
TRANSPORTATION -- 1.9%
   Continental Airlines, Inc.
     Sr. Notes
     9.500% 12/15/01 .............................         105          109,463
   Grupo Transportacion Ferroviaria
     Mexicana, S.A. de CV
     144A Gtd. Sr. Discount Notes
     11.750% 06/15/09(DAGGER) ....................         110           57,475
   Northwest Airlines, Inc.,
     Gtd. Notes
     7.625% 03/15/05 .............................         200          182,250
   US Airways, Inc.,
     Gtd. Sr. Notes
     9.625% 02/01/01 .............................          95           95,935
                                                                    -----------
                                                                        445,123
                                                                    -----------


                                                         PAR
                                                        (000)           VALUE
                                                        ------      -----------
UTILITIES -- 1.4%
   Beaver Valley Funding Corp.
     Secured Lease Obligation Bonds
     9.000% 06/01/17 .............................      $  140      $   148,225
   Connecticut Light and Power Co.
     First Mortgage Bonds,
     Series C
     7.750% 06/01/02 .............................          85           85,956
     Series D
     7.875% 10/01/24 .............................          10           10,150
   North Atlantic Energy Corp.,
     Secured First Mortgage Notes,
     Series A
     9.050% 06/01/02 .............................          69           69,086
                                                                    -----------
                                                                        313,417
                                                                    -----------
   TOTAL CORPORATE BONDS
     (Cost $1,899,919) ...........................                  $ 1,820,261
                                                                    -----------

FOREIGN BONDS -- 2.0%
   Republic of Colombia,
     Yankee Notes
     9.705% 11/13/99 .............................          75           65,625
   Republic of Philippines Global
     Bonds
     9.875% 01/15/19 .............................          60           56,775
   Republic of Poland,
     Past Due Interest Bonds
     5.000% 10/27/14 .............................         310          270,863
   United Mexican States,
     Global Bonds
     11.500% 05/15/26 ............................          50           54,313
                                                                    -----------
   TOTAL FOREIGN BONDS
     (Cost $460,074) .............................                  $   447,576
                                                                    -----------

U.S. TREASURY OBLIGATIONS -- 1.6%
   U.S. Treasury Notes
     7.250% 05/15/04 .............................         140          147,004
     6.250% 02/15/07 .............................         135          135,472
   U.S. Treasury Bonds
     8.000% 11/15/21 .............................          75           88,312
                                                                    -----------
   TOTAL U.S. TREASURY
     OBLIGATIONS
     (Cost $380,947) .............................                  $   370,788
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

                 WARBURG PINCUS MUNICIPAL BOND FUND (CONCLUDED)

                                                       NUMBER
                                                     OF SHARES         VALUE
                                                     ---------      -----------
PREFERRED STOCKS -- 4.4%
   Blackrock Insured Municipal,
     Series M7
     3.190%(DAGGER)(DAGGER) ......................          10      $   250,000
   California Federal Capital Corp.,
     Series A
     9.125% ......................................       5,725          142,409
   Nuveen Insured Municipal
     Opportunity, Series W Pfd.
     3.200%(DAGGER)(DAGGER) ......................           8          200,000
   Nuveen Insured Premium
     Income 2, Series W Pfd.
     3.000%(DAGGER)(DAGGER) ......................           8          200,000
   Nuveen Maryland Premium
     Income 2, Series W Pfd.
     3.000%(DAGGER)(DAGGER) ......................           8          200,000
                                                                    -----------
   TOTAL PREFERRED STOCKS
     (Cost $996,417)                                                $   992,409
                                                                    -----------

                                                         PAR
                                                        (000)
                                                        ------
SHORT-TERM INVESTMENT -- 7.5%
   BBH Grand Cayman U.S. Dollar
     Time Deposit
     4.500% 09/01/99 .............................      $1,702      $ 1,702,000
     (Cost $1,702,000)                                              -----------

   TOTAL INVESTMENTS -- 99.5%
     (Cost $22,256,479*) .........................                  $22,520,707

   OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 0.5% ......................                      113,493
                                                                    -----------
   TOTAL NET ASSETS -- 100.0% ....................                  $22,634,200
                                                                    ===========

* Cost for Federal income tax purposes at August 31, 1999 is $22,257,927. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation ...................................        $ 725,662
        Gross Depreciation ...................................         (462,882)
                                                                      ---------
        Net Appreciation .....................................        $ 262,780
                                                                      =========

                (DAGGER) Step Bond -- The interest rate as of August 31, 1999 is
                         0% and will reset to interest rate shown at a future date.

        (DAGGER)(DAGGER) Variable Rate  Obligation -- The rate shown is the rate as of August 31, 1999.

(DAGGER)(DAGGER)(DAGGER) Securities have no stated maturity date.

The Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings indicated are the most recent rating available at August 31, 1999 and are unaudited.

                            INVESTMENT ABBREVIATIONS
GO ..........................................................General Obligations
RB .................................................................Revenue Bond
SOB ....................................................Special Obligations Bond

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1999

                                                                      INTERNATIONAL     EMERGING          EUROPEAN         U.S. CORE
                                                                       GROWTH FUND   MARKETS II FUND    EQUITY FUND      EQUITY FUND
                                                                       ------------  ---------------   ------------      -----------
ASSETS
   Investments, at value (cost - $614,023,532, $6,510,414,
     $23,555,067 and $62,883,880, respectively) ..............         $686,338,443    $ 6,961,904      $24,504,357      $70,468,444
   Collateral received for securities loaned .................           91,414,446        171,200        2,260,671        2,914,000
   Receivable for investments sold ...........................            3,649,284             --          255,921        4,742,678
   Receivable for Fund shares sold ...........................               62,694             --          378,750            6,996
   Receivable from investment advisor ........................                   --         53,845           33,778               --
   Receivable for foreign tax reclaims .......................              344,400             --           22,197               --
   Dividends and interest receivable .........................            1,079,063         54,827          106,798           70,620
   Prepaid expenses and other assets .........................               96,863         40,314           45,669           14,174
                                                                       ------------    -----------      -----------      -----------
     Total Assets ............................................          782,985,193      7,282,090       27,608,141       78,216,912
                                                                       ------------    -----------      -----------      -----------
LIABILITIES
   Payable on securities loaned ..............................           91,414,446        171,200        2,260,671        2,914,000
   Payable for investments purchased .........................            5,506,983             --          619,771        4,976,897
   Payable for Fund shares repurchased .......................              790,421          2,170           11,748            3,000
   Overdraft liability .......................................                   --        141,390               --               --
   Advisory fee payable ......................................              437,570          1,432               --           29,267
   Distribution fee payable (Common shares) ..................               13,302            913               --              157
   Accrued expenses payable ..................................              928,901         40,246           59,507           78,662
                                                                       ------------    -----------      -----------      -----------
     Total Liabilities .......................................           99,091,623        357,351        2,951,697        8,001,983
                                                                       ------------    -----------      -----------      -----------
NET ASSETS
   Capital stock, $0.001 par value ...........................               29,144         61,706            2,520            3,585
   Paid-in capital ...........................................          531,100,512     28,703,213       25,305,835       54,803,331
   Undistributed net investment income .......................            2,441,057             --          135,265          131,333
   Accumulated net realized gain/(loss) from investments,
     securities sold short, futures and foreign currency
     related transactions, if any ............................           78,004,899    (22,282,438)      (1,740,365)       7,692,116
   Net unrealized appreciation on investments
     and other, if any .......................................           72,317,958        442,258          953,189        7,584,564
                                                                       ------------    -----------      -----------      -----------
     Net Assets ..............................................         $683,893,570    $ 6,924,739      $24,656,444      $70,214,929
                                                                       ============    ===========      ===========      ===========
INSTITUTIONAL SHARES
   Net assets ................................................         $675,117,900    $ 5,972,215      $    98,055      $70,081,197
                                                                       ------------    -----------      -----------      -----------
   Shares outstanding ........................................           28,766,447        401,418           10,003        3,578,351
                                                                       ------------    -----------      -----------      -----------
   Net asset value, offering price and redemption price
     per share ...............................................         $      23.47    $     14.88      $      9.80      $     19.58
                                                                       ============    ===========      ===========      ===========
COMMON SHARES
   Net assets ................................................         $  8,775,670    $   952,524      $24,558,389      $   133,732
                                                                       ------------    -----------      -----------      -----------
   Shares outstanding ........................................              377,380         63,899        2,509,751            6,846
                                                                       ------------    -----------      -----------      -----------
   Net asset value, offering price and redemption price
     per share ...............................................         $      23.25    $     14.91      $      9.79      $     19.53
                                                                       ============    ===========      ===========      ===========

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1999

                                                                      GLOBAL            SELECT        LONG-SHORT
                                                                TELECOMMUNICATIONS  ECONOMIC VALUE  MARKET NEUTRAL   LONG-SHORT
                                                                       FUND           EQUITY FUND        FUND        EQUITY FUND
                                                                ------------------  --------------  --------------   -----------
ASSETS
   Investments, at value (cost - $60,555,677, $34,169,798,
     $7,423,238 and $1,128,538, respectively) ................      $ 65,658,479     $ 35,470,488     $ 7,034,604    $ 1,078,687
   Deposits with brokers and custodian bank for securities
     sold short or futures contracts .........................                --               --       7,870,099             64
   Cash ......................................................                --               --              --         50,726
   Collateral received for securities loaned .................         4,614,130        1,676,400              --             --
   Receivable for investments sold ...........................                --               --              --         55,415
   Receivable for Fund shares sold ...........................           278,772               --              --             --
   Receivable from investment adviser ........................                --               --              --         65,537
   Receivable on open futures contracts ......................                --               --              --          6,570
   Dividends and interest receivable .........................            53,732           31,324          25,016            202
   Receivable for foreign tax reclaims .......................            15,964               --              --             --
   Prepaid expenses and other assets .........................                --           22,137          16,531             --
                                                                    ------------     ------------     -----------    -----------
     Total Assets ............................................        70,621,077       37,200,349      14,946,250      1,257,201
                                                                    ------------     ------------     -----------    -----------
LIABILITIES
   Securities sold short (proceeds $6,989,392 for
     Long-Short Market Neutral Fund) .........................                --               --       7,078,190             --
   Payable on securities loaned ..............................         4,614,130        1,676,400              --             --
   Payable for investments purchased .........................           491,198           10,517              --             --
   Payable for Fund shares repurchased .......................           127,588               --          55,415             --
   Overdraft liability .......................................            71,594               --              --             --
   Advisory fee payable ......................................                --            1,709           6,982             --
   Distribution fee payable (Common shares) ..................                --               46           6,341            513
   Accrued expenses payable ..................................           151,076           22,391          13,741         59,164
                                                                    ------------     ------------     -----------    -----------
     Total Liabilities .......................................         5,455,586        1,711,063       7,160,669         59,677
                                                                    ------------     ------------     -----------    -----------
NET ASSETS
   Capital stock, $0.001 par value ...........................             1,580            1,761             548             72
   Paid-in capital ...........................................        58,048,744       26,065,806       9,323,000      1,877,605
   Undistributed net investment income/(loss) ................                --          125,352         385,836             --
   Accumulated net realized gain/(loss) from investments,
     securities sold short, futures and foreign currency
     related transactions, if any ............................         2,012,194        7,995,677      (1,446,371)      (636,904)
   Net unrealized appreciation/(depreciation) on
     investments and other, if any ...........................         5,102,973        1,300,690        (477,432)       (43,249)
                                                                    ------------     ------------     -----------    -----------
     Net Assets ..............................................      $ 65,165,491     $ 35,489,286     $ 7,785,581    $ 1,197,524
                                                                    ============     ============     ===========    ===========
INSTITUTIONAL SHARES
   Net assets ................................................                       $ 35,394,151     $  5,900,706   $   109,237
                                                                                     ------------     -----------    -----------
   Shares outstanding ........................................                          1,756,467          415,181         6,592
                                                                                     ------------     -----------    -----------
   Net asset value, offering price and redemption price
     per share ...............................................                       $      20.15     $     14.21    $     16.57
                                                                                     ============     ===========    ===========
COMMON SHARES
   Net assets ................................................      $ 65,165,491     $     95,135     $ 1,884,875    $ 1,088,287
                                                                    ------------     ------------     -----------    -----------
   Shares outstanding ........................................         1,580,761            4,731         132,798         65,910
                                                                    ------------     ------------     -----------    -----------
   Net asset value, offering price and redemption price
     per share ...............................................      $      41.22     $      20.11     $     14.19    $     16.51
                                                                    ============     ============     ===========    ===========

                 See Accompanying Notes to Financial Statements.

                                             THE WARBURG PINCUS FUNDS
                                       STATEMENTS OF ASSETS AND LIABILITIES
                                                  AUGUST 31, 1999

                                                                                       STRATEGIC
                                                                  U.S. CORE FIXED     GLOBAL FIXED     HIGH YIELD       MUNICIPAL
                                                                    INCOME FUND        INCOME FUND        FUND          BOND FUND
                                                                  ---------------     ------------    ------------     -----------
ASSETS
   Investments, at value (cost - $445,523,197, $29,647,000
     $131,746,980 and $22,256,479, respectively) .............      $436,272,396      $28,602,381     $125,193,874     $22,520,707
   Deposits with brokers and custodian bank for securities
     sold short or futures contracts .........................         2,258,275            1,116               --              --
   Cash ......................................................            21,520          298,851          670,871              --
   Receivable for investments sold ...........................        20,445,008          162,203          979,780              --
   Receivable for Fund shares sold ...........................                --               --            1,665              --
   Receivable from investment advisor ........................                --           46,214               --              --
   Receivable on forward currency contracts ..................                --          164,028               --              --
   Dividends and interest receivable .........................         3,528,724          406,660        2,508,321         294,482
   Prepaid expenses and other assets .........................            20,436           81,117           72,602          15,366
                                                                    ------------      -----------     ------------     -----------
     Total Assets ............................................       462,546,359       29,762,570      129,427,113      22,830,555
                                                                    ------------      -----------     ------------     -----------
LIABILITIES
   Securities sold short (proceeds $3,757,406 and $86,709 for
     U.S. Core Fixed Income Fund and Strategic Global
     Fixed Income Fund, respectively) ........................         3,692,813           85,219               --              --
   Payable for investments purchased .........................       106,835,267        2,269,753               --              --
   Payable for Fund shares repurchased .......................             6,996               --          157,628         157,000
   Payable on open futures contracts .........................           817,558            7,635               --              --
   Overdraft liability .......................................                --               --               --           9,920
   Advisory fee payable ......................................            59,252            2,637           31,187              --
   Distribution fee payable (Common shares) ..................                60               25           14,568              --
   Accrued expenses payable ..................................           186,802           37,583           70,821          29,435
                                                                    ------------      -----------     ------------     -----------
     Total Liabilities .......................................       111,598,748        2,402,852          274,204         196,355
                                                                    ------------      -----------     ------------     -----------
NET ASSETS
   Capital stock, $0.001 par value ...........................            23,385            1,828            8,431           1,583
   Paid-in capital ...........................................       360,820,427       28,228,271      150,516,422      22,172,327
   Undistributed net investment income .......................         4,903,858          630,190        2,804,423         113,529
   Accumulated net realized gain/(loss) from investments,
     securities sold short, futures and foreign currency
     related transactions, if any ............................        (6,007,052)        (622,214)     (17,623,263)         (1,448)
   Net unrealized appreciation/(depreciation) on
     investments and other, if any ...........................        (8,793,007)        (878,357)      (6,553,104)        348,209
                                                                    ------------      -----------     ------------     -----------
     Net Assets ..............................................      $350,947,611      $27,359,718     $129,152,909     $22,634,200
                                                                    ============      ===========     ============     ===========
INSTITUTIONAL SHARES
   Net assets ................................................      $350,843,675      $27,341,368     $ 95,129,177     $22,423,211
                                                                    ------------      -----------     ------------     -----------
   Shares outstanding ........................................        23,378,237        1,826,677        6,208,727       1,568,517
                                                                    ------------      -----------     ------------     -----------
   Net asset value, offering price and redemption price
     per share ...............................................      $      15.01      $     14.97     $      15.32     $     14.30
                                                                    ============      ===========     ============     ===========
COMMON SHARES
   Net assets ................................................      $    103,936      $    18,350     $ 34,023,732     $   210,989
                                                                    ------------      -----------     ------------     -----------
   Shares outstanding ........................................             6,934            1,231        2,211,885          14,760
                                                                    ------------      -----------     ------------     -----------
   Net asset value, offering price and redemption price
     per share ...............................................      $      14.99      $     14.91     $      15.38     $     14.29
                                                                    ============      ===========     ============     ===========

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1999

                                                                   INTERNATIONAL       EMERGING         EUROPEAN        U.S. CORE
                                                                    GROWTH FUND    MARKETS II FUND    EQUITY FUND*     EQUITY FUND
                                                                   -------------   ---------------    ------------     -----------
INVESTMENT INCOME
   Dividends .................................................      $11,323,865      $   362,796      $   402,172      $   835,937
   Interest ..................................................        1,466,580           68,974           48,985           58,257
   Securities lending ........................................          423,412           13,354            4,484            8,191
   Foreign taxes withheld ....................................         (754,665)         (43,521)         (20,970)            (405)
                                                                    -----------      -----------      -----------      -----------
     Total Investment Income .................................       12,459,192          401,603          434,671          901,980
                                                                    -----------      -----------      -----------      -----------
EXPENSES
   Investment advisory fees ..................................        5,508,687          188,384          152,482          517,425
   Administration fees .......................................        1,001,399           28,187           18,085           99,829
   Custodian fees ............................................          804,105          138,105           78,560           61,032
   Audit fees ................................................           59,220            1,659           10,196           13,201
   Printing fees .............................................          422,209            4,734           21,279           35,204
   Registration fees .........................................           46,928           19,604           27,345           35,790
   Legal fees ................................................          162,937            2,582           28,021           19,965
   Transfer agent fees .......................................          258,895            3,198            8,984           33,383
   Insurance expense .........................................           77,528              988               --            5,414
   Directors fees ............................................           12,541           10,916           11,829           13,001
   Organization expense ......................................               --               --               --               --
   Distribution fees .........................................           47,318            2,146           37,979              157
   Miscellaneous fees ........................................           25,541            3,866            5,803            9,589
                                                                    -----------      -----------      -----------      -----------
                                                                      8,427,308          404,369          400,563          843,990
   Less fees waived and reimbursed ...........................          (70,067)        (123,904)        (179,633)        (160,911)
                                                                    -----------      -----------      -----------      -----------
     Total Expenses ..........................................        8,357,241          280,465          220,930          683,079
                                                                    -----------      -----------      -----------      -----------
Net Investment Income ........................................        4,101,951          121,138          213,741          218,901
                                                                    -----------      -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN/(LOSS)ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain/(loss) from:
     Security transactions ...................................       92,124,562       (3,565,121)      (1,734,841)       7,659,607
     Foreign exchange transactions ...........................       (4,942,605)        (258,257)         (84,000)              --
                                                                    -----------      -----------      -----------      -----------
                                                                     87,181,957       (3,823,378)      (1,818,841)       7,659,607
                                                                    -----------      -----------      -----------      -----------
   Net change in unrealized appreciation/(depreciation):
     Investments .............................................        1,243,617       11,209,302          949,290       13,330,712
     Translation of assets and
        liabilities in foreign currencies ....................         (131,019)          (6,645)           3,899               --
                                                                    -----------      -----------      -----------      -----------
                                                                      1,112,598       11,202,657          953,189       13,330,712
                                                                    -----------      -----------      -----------      -----------
   Net Gain/(Loss) On Investments And
     Foreign Currency Transactions ...........................       88,294,555        7,379,279         (865,652)      20,990,319
                                                                    -----------      -----------      -----------      -----------
   Net Increase/(Decrease) In Net Assets Resulting
     From Operations .........................................      $92,396,506      $ 7,500,417      $  (651,911)     $21,209,220
                                                                    ===========      ===========      ===========      ===========

   * Inception Date January 28, 1999.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1999

                                                                      GLOBAL             SELECT        LONG-SHORT
                                                                TELECOMMUNICATIONS  ECONOMIC VALUE   MARKET NEUTRAL     LONG-SHORT
                                                                       FUND           EQUITY FUND        FUND          EQUITY FUND*
                                                                ------------------  --------------   --------------    ------------
INVESTMENT INCOME
   Dividends .................................................    $   126,076        $   500,957       $   267,060      $       178
   Interest ..................................................        126,868              3,091           897,074           33,753
   Securities lending ........................................         11,271              1,456                --               --
   Foreign taxes withheld ....................................        (10,016)           (18,353)              (38)              --
                                                                  -----------        -----------       -----------      -----------
     Total Investment Income .................................        254,199            487,151         1,164,096           33,931
                                                                  -----------        -----------       -----------      -----------
EXPENSES
   Investment advisory fees ..................................        194,860            250,313           291,148            4,332
   Administration fees .......................................         34,101             47,067            31,235            7,383
   Custodian fees ............................................         63,707             50,349            66,711            8,742
   Audit fees ................................................         10,419             11,807            12,567            3,619
   Printing fees .............................................         16,060             21,965             2,629           38,520
   Registration fees .........................................         49,352             34,264            42,670           48,439
   Legal fees ................................................         14,318             31,034            20,857           31,651
   Transfer agent fees .......................................         39,476              7,825            11,042           19,289
   Insurance expense .........................................          1,011              1,092            10,287            1,822
   Directors fees ............................................         13,001             13,001            13,001           12,467
   Dividend expense ..........................................             --                 --           244,307               --
   Interest expense ..........................................             --                 --             2,475               --
   Distribution fees .........................................         48,715                 46            25,941            9,838
   Miscellaneous fees ........................................          5,139              5,724             4,242            4,416
                                                                  -----------        -----------       -----------      -----------
                                                                      490,159            474,487           779,112          190,518
   Less fees waived and reimbursed ...........................       (168,639)          (144,106)         (114,610)         (70,941)
                                                                  -----------        -----------       -----------      -----------
     Total Expenses ..........................................        321,520            330,381           664,502          119,577
                                                                  -----------        -----------       -----------      -----------
Net Investment Income/(Loss) .................................        (67,321)           156,770           499,594          (85,646)
                                                                  -----------        -----------       -----------      -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   FUTURES, SECURITIES SOLD SHORT AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain/(loss) from:
     Security transactions ...................................      2,165,040          8,033,361         4,455,545         (973,466)
     Futures tranactions .....................................             --                 --                --          360,202
     Securities sold short ...................................             --                 --        (5,585,519)              --
     Foreign exchange transactions ...........................        (85,679)                --                --               --
                                                                  -----------        -----------       -----------      -----------
                                                                    2,079,361          8,033,361        (1,129,974)        (613,264)
                                                                  -----------        -----------       -----------      -----------
   Net change in unrealized appreciation/(depreciation):
   Investments ...............................................      5,118,086          4,435,432          (685,565)         (49,851)
   Futures ...................................................             --                 --                --            6,602
   Translation of assets and
     liabilities in foreign currencies .......................           (426)                --                --               --
                                                                  -----------        -----------       -----------      -----------
                                                                    5,117,660          4,435,432          (685,565)         (43,249)
                                                                  -----------        -----------       -----------      -----------
   Net Gain/(Loss) On Investments, Futures, Securities
     Sold Short and Foreign Currency Transactions ............      7,197,021         12,468,793        (1,815,539)        (656,513)
                                                                  -----------        -----------       -----------      -----------
   Net Increase/(Decrease) In Net Assets
     Resulting From Operations ...............................    $ 7,129,700        $12,625,563       $(1,315,945)     $  (742,159)
                                                                  ===========        ===========       ===========      ===========

   * Inception Date September 11, 1998

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                            STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1999

                                                                                      STRATEGIC
                                                                   U.S. CORE FIXED   GLOBAL FIXED    HIGH YIELD       MUNICIPAL
                                                                     INCOME FUND     INCOME FUND        FUND          BOND FUND
                                                                   ---------------   ------------   ------------     -----------
INVESTMENT INCOME
   Dividends .................................................       $   635,766      $   13,721     $   272,197     $    23,381
   Interest ..................................................        23,646,957       1,630,954      12,370,315       1,234,498
                                                                     -----------      ----------     -----------     -----------
     Total Investment Income .................................        24,282,723       1,644,675      12,642,512       1,257,879
                                                                     -----------      ----------     -----------     -----------
EXPENSES
   Investment advisory fees ..................................         1,436,025         144,265         903,069         160,667
   Administration fees .......................................           373,129          56,505         193,659          42,424
   Custodian fees ............................................           150,458          78,142          51,725          31,000
   Audit fees ................................................            26,051           6,604           9,283           2,354
   Printing fees .............................................           107,349          19,170          52,983          11,317
   Registration fees .........................................            46,463           7,650          31,779          31,055
   Legal fees ................................................            63,575           5,616          10,952          14,404
   Transfer agent fees .......................................           105,005          21,580          28,120          10,932
   Insurance expense .........................................            13,175             792           4,540             573
   Directors fees ............................................            14,954          13,001          13,001          13,001
   Organization expense ......................................             5,229              --              --              --
   Interest expense ..........................................                --           1,445          29,319              --
   Distribution fees .........................................               111              25          63,586             247
   Miscellaneous fees ........................................            25,717          14,105          31,959           9,834
                                                                     -----------      ----------     -----------     -----------
                                                                       2,367,241         368,900       1,423,975         327,808
   Less fees waived and reimbursed ...........................          (689,093)       (153,930)       (466,009)       (100,339)
                                                                     -----------      ----------     -----------     -----------
     Total Expenses ..........................................         1,678,148         214,970         957,966         227,469
                                                                     -----------      ----------     -----------     -----------
Net Investment Income ........................................        22,604,575       1,429,705      11,684,546       1,030,410
                                                                     -----------      ----------     -----------     -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain/(loss) from:
     Security transactions ...................................        (5,389,818)       (484,360)     (2,208,892)        161,557
     Futures tranactions .....................................           621,347         (19,279)             --              --
     Foreign exchange transactions ...........................           175,213         (66,954)             --              --
                                                                     -----------      ----------     -----------     -----------
                                                                      (4,593,258)       (570,593)     (2,208,892)        161,557
                                                                     -----------      ----------     -----------     -----------
   Net change in unrealized appreciation/(depreciation):
     Investments .............................................        (8,679,646)       (386,311)     (6,943,394)     (1,105,750)
     Futures .................................................           828,152          29,980              --              --
     Translation of assets and
        liabilities in foreign currencies ....................           (15,939)        356,164              --              --
                                                                     -----------      ----------     -----------     -----------
                                                                      (7,867,433)           (167)     (6,943,394)     (1,105,750)
                                                                     -----------      ----------     -----------     -----------
   Net Gain/(Loss) On Investments, Futures and Foreign
     Currency Transactions ...................................       (12,460,691)       (570,760)     (9,152,286)       (944,193)
                                                                     -----------      ----------     -----------     -----------
   Net Increase In Net Assets Resulting
     From Operations .........................................       $10,143,884      $  858,945     $ 2,532,260     $    86,217
                                                                     ===========      ==========     ===========     ===========

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                     EUROPEAN
                                               INTERNATIONAL GROWTH FUND          EMERGING MARKETS II FUND          EQUITY FUND
                                           --------------------------------   --------------------------------  ------------------
                                             FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR      FOR THE PERIOD
                                                 ENDED            ENDED            ENDED            ENDED        JANUARY 28, 1999*
                                           AUGUST 31, 1999  AUGUST 31, 1998   AUGUST 31, 1999  AUGUST 31, 1998  TO AUGUST 31, 1999
                                           ---------------  ---------------   ---------------  ---------------  ------------------
Increase/(decrease) in net assets:
Operations:
   Net investment income ..................  $  4,101,951     $  4,459,649     $   121,138       $   374,101       $   213,741
   Net gain/(loss) on investments and
     foreign currency transactions ........    88,294,555       78,134,835       7,379,279       (25,007,447)         (865,652)
                                             ------------     ------------     -----------       -----------       -----------
   Net increase/(decrease) in net assets
     resulting from operations ............    92,396,506       82,594,484       7,500,417       (24,633,346)         (651,911)
                                             ------------     ------------     -----------       -----------       -----------
Dividends and Distributions to
   shareholders:
From net investment income:
     Institutional shares .................    (7,632,495)              --              --          (732,736)               --
     Common shares ........................      (344,430)              --              --               (83)               --
From net realized capital gains:
     Institutional shares .................   (54,241,925)     (73,424,625)             --          (649,941)               --
     Common shares ........................    (2,569,737)        (167,102)             --              (115)               --
From capital:
     Institutional shares .................            --               --        (312,194)       (3,255,728)               --
     Common shares ........................            --               --         (12,381)             (580)               --
                                             ------------     ------------     -----------       -----------       -----------
Total distributions to shareholders .......   (64,788,587)     (73,591,727)       (324,575)       (4,639,183)               --
                                             ------------     ------------     -----------       -----------       -----------
Net capital share transactions ............    31,183,186       47,441,934     (25,105,168)      (28,889,378)       25,308,355
                                             ------------     ------------     -----------       -----------       -----------
Total increase/(decrease)
   in net assets ..........................    58,791,105       56,444,691     (17,929,326)      (58,161,907)       24,656,444
Net Assets:
   Beginning of period ....................   625,102,465      568,657,774      24,854,065        83,015,972                --
                                             ------------     ------------     -----------       -----------       -----------
   End of period ..........................  $683,893,570     $625,102,465     $ 6,924,739       $24,854,065       $24,656,444
                                             ============     ============     ===========       ===========       ===========

* Inception Date

                 See Accompanying Notes to Financial Statements.

                                             THE WARBURG PINCUS FUNDS
                                        STATEMENTS OF CHANGES IN NET ASSETS

                                                 U.S. CORE EQUITY FUND         GLOBAL TELECOMMUNICATIONS FUND
                                           --------------------------------   --------------------------------
                                             FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                           AUGUST 31, 1999  AUGUST 31, 1998   AUGUST 31, 1999  AUGUST 31, 1998
                                           ---------------  ---------------   ---------------  ---------------
Increase/(decrease) in net assets:
Operations:
   Net investment income/(loss) ...........  $    218,901    $    231,556       $   (67,321)      $   (298)
   Net gain on investments and foreign
     currency transactions ................    20,990,319       7,098,025         7,197,021        142,046
                                             ------------    ------------       -----------       --------
   Net increase in net assets resulting
     from operations ......................    21,209,220       7,329,581         7,129,700        141,748
                                             ------------    ------------       -----------       --------
Dividends and Distributions to
   shareholders:
From net investment income:
     Institutional shares .................      (104,261)       (472,680)               --             --
     Common shares ........................           (22)             --                --           (138)
From net realized capital gains:
     Institutional shares .................   (24,127,328)    (12,679,702)               --             --
     Common shares ........................        (5,552)             --          (179,290)       (37,787)
                                             ------------    ------------       -----------       --------
Total distributions to shareholders .......   (24,237,163)    (13,152,382)         (179,290)       (37,925)
                                             ------------    ------------       -----------       --------
Net capital share transactions ............     9,728,907     (16,844,975)       57,496,988         44,798
                                             ------------    ------------       -----------       --------
Total increase/(decrease)
   in net assets ..........................     6,700,964     (22,667,776)       64,447,398        148,621
Net Assets:
   Beginning of year ......................    63,513,965      86,181,741           718,093        569,472
                                             ------------    ------------       -----------       --------
   End of year ............................  $ 70,214,929    $ 63,513,965       $65,165,491       $718,093
                                             ============    ============       ===========       ========

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                   LONG-SHORT
                                    SELECT ECONOMIC VALUE EQUITY FUND      LONG-SHORT MARKET NEUTRAL FUND          EQUITY FUND
                                   -----------------------------------   ------------------------------------  -------------------
                                     FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR        FOR THE PERIOD     FOR THE PERIOD
                                         ENDED        JULY 31,  1998*         ENDED           JULY 31, 1998*   SEPTEMBER 11, 1998*
                                   AUGUST 31, 1999  TO AUGUST 31, 1998   AUGUST 31, 1999   TO AUGUST 31, 1998  TO AUGUST 31, 1999
                                   ---------------  ------------------   ---------------   ------------------  -------------------
Increase/(decrease) in net assets:
Operations:
   Net investment income/(loss) ...  $   156,770       $    18,161         $  499,594         $   21,200           $  (85,646)
   Net gain/(loss) on investments,
     futures and securities
     sold short ...................   12,468,793        (3,172,426)        (1,815,539)            89,659             (656,513)
                                     -----------       -----------         ----------         ----------           ----------
   Net increase/(decrease) in
     net assets resulting from
     operations ...................   12,625,563        (3,154,265)        (1,315,945)           110,859             (742,159)
                                     -----------       -----------         ----------         ----------           ----------
Dividends and Distributions to
   shareholders:
From net investment income:
     Institutional shares .........      (49,578)               --            (30,279)                --                   --
     Common shares ................           (1)               --            (90,662)                --                   --
From net realized capital gains:
     Institutional shares .........           --                --            (52,082)                --              (13,656)
     Common shares ................           --                --           (159,858)                --                 (338)
From capital:
     Institutional shares .........           --                --                 --                 --              (15,857)
     Common shares ................           --                --                 --                 --                 (388)
                                     -----------       -----------         ----------         ----------           ----------
Total distributions to
   shareholders ...................      (49,579)               --           (332,881)                --              (30,239)
                                     -----------       -----------         ----------         ----------           ----------
Net capital share transactions ....      253,862        25,813,705          3,132,125          6,191,423            1,969,922
                                     -----------       -----------         ----------         ----------           ----------
Total increase in net assets ......   12,829,846        22,659,440          1,483,299          6,302,282            1,197,524
Net Assets:
   Beginning of period ............   22,659,440                --          6,302,282                 --                   --
                                     -----------       -----------         ----------         ----------           ----------
   End of period ..................  $35,489,286       $22,659,440         $7,785,581         $6,302,282           $1,197,524
                                     ===========       ===========         ==========         ==========           ==========

* Inception Date.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                U.S. CORE FIXED INCOME FUND      STRATEGIC GLOBAL FIXED INCOME FUND
                                                           -----------------------------------   ----------------------------------
                                                             FOR THE YEAR       FOR THE YEAR      FOR THE YEAR       FOR THE YEAR
                                                                 ENDED              ENDED             ENDED              ENDED
                                                           AUGUST 31, 1999     AUGUST 31, 1998   AUGUST 31, 1999    AUGUST 31, 1998
                                                           ---------------     ---------------   ---------------    ---------------
Increase/(decrease) in net assets:
Operations:
   Net investment income ...........................        $ 22,604,575        $ 13,581,467       $ 1,429,705        $  1,809,232
   Net gain/(loss) on investments, futures and
     foreign currency transactions .................         (12,460,691)          1,267,128          (570,760)           (247,851)
                                                            ------------        ------------       -----------        ------------
   Net increase in net assets resulting
     from operations ...............................          10,143,884          14,848,595           858,945           1,561,381
                                                            ------------        ------------       -----------        ------------
Dividends and Distributions to
   shareholders:
From net investment income:
     Institutional shares ..........................         (22,277,216)        (11,454,482)         (548,508)         (1,133,693)
     Common shares .................................              (2,149)                 --               (37)                 --
From net realized capital gains:
     Institutional shares ..........................          (4,420,509)         (2,782,277)         (530,896)         (1,162,260)
     Common shares .................................                 (11)                 --               (18)                 --
                                                            ------------        ------------       -----------        ------------
Total distributions to shareholders ................         (26,699,885)        (14,236,759)       (1,079,459)         (2,295,953)
                                                            ------------        ------------       -----------        ------------
Net capital share transactions .....................         (26,029,500)        215,702,694          (903,152)        (15,067,445)
                                                            ------------        ------------       -----------        ------------
Total increase/(decrease)
   in net assets ...................................         (42,585,501)        216,314,530        (1,123,666)        (15,802,017)
Net Assets:
   Beginning of year ...............................         393,533,112         177,218,582        28,483,384          44,285,401
                                                            ------------        ------------       -----------        ------------
   End of year .....................................        $350,947,611        $393,533,112       $27,359,718        $ 28,483,384
                                                            ============        ============       ===========        ============

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      HIGH YIELD FUND                     MUNICIPAL BOND FUND
                                                           -----------------------------------   ----------------------------------
                                                             FOR THE YEAR       FOR THE YEAR      FOR THE YEAR       FOR THE YEAR
                                                                 ENDED              ENDED             ENDED              ENDED
                                                           AUGUST 31, 1999     AUGUST 31, 1998   AUGUST 31, 1999    AUGUST 31, 1998
                                                           ---------------     ---------------   ---------------    ---------------
Increase/(decrease)  in net assets:
Operations:
   Net investment income ...........................        $ 11,684,546         $ 8,042,385       $ 1,030,410        $   979,325
   Net gain/(loss) on investments ..................          (9,152,286)         (3,054,518)         (944,193)           541,320
                                                            ------------         -----------       -----------        -----------
   Net increase in net assets resulting
     from operations ...............................           2,532,260           4,987,867            86,217          1,520,645
                                                            ------------         -----------       -----------        -----------
Dividends and Distributions to
   shareholders:
From net investment income:
     Institutional shares ..........................          (8,940,115)         (7,732,581)       (1,031,337)          (976,336)
     Common shares .................................          (1,873,396)           (169,975)           (4,114)                --
From net realized capital gains:
     Institutional shares ..........................                  --                  --          (320,024)          (154,615)
     Common shares .................................                  --                  --               (14)                --
                                                            ------------         -----------       -----------        -----------
Total distributions to shareholders ................         (10,813,511)         (7,902,556)       (1,355,489)        (1,130,951)
                                                            ------------         -----------       -----------        -----------
Net capital share transactions .....................          42,820,448           4,811,589         1,674,840          2,028,820
                                                            ------------         -----------       -----------        -----------
Total increase in net assets .......................          34,539,197           1,896,900           405,568          2,418,514
Net Assets:
   Beginning of year ...............................          94,613,712          92,716,812        22,228,632         19,810,118
                                                            ------------         -----------       -----------        -----------
   End of year .....................................        $129,152,909         $94,613,712       $22,634,200        $22,228,632
                                                            ============         ===========       ===========        ===========

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                            INTERNATIONAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      INSTITUTIONAL
                                                   ---------------------------------------------------

                                                               FOR THE YEAR ENDED AUGUST 31,
                                                   ---------------------------------------------------
                                                     1999      1998       1997       1996       1995
                                                   --------  --------   --------   --------   --------
Net asset value, beginning of period ............  $  22.70  $  22.22   $  19.41   $  18.24   $  20.73
                                                   --------  --------   --------   --------   --------
  Income from investment operations
    Net investment income .......................      0.14      0.15       0.18       0.19       0.06
    Net gain/(loss) on investments and foreign
      currency transactions (both realized and
      unrealized) ...............................      2.90      3.26       2.89       1.05      (1.75)
                                                   --------  --------   --------   --------   --------
    Total from investment operations ............      3.04      3.41       3.07       1.24      (1.69)
                                                   --------  --------   --------   --------   --------
  Less Distributions
    Dividends from net investment income ........     (0.28)       --      (0.26)     (0.07)        --
    Distributions from capital gains ............     (1.99)    (2.93)        --         --      (0.80)
                                                   --------  --------   --------   --------   --------
    Total distributions .........................     (2.27)    (2.93)     (0.26)     (0.07)     (0.80)
                                                   --------  --------   --------   --------   --------
Net asset value, end of period                     $  23.47  $  22.70   $  22.22   $  19.41   $  18.24
                                                   ========  ========   ========   ========   ========
Total return ....................................    13.88%    16.74%     15.93%    6.81%(d) (8.06)%(d)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ......  $675,118  $623,482   $568,510   $682,271   $773,255
  Ratio of expenses to average net assets .......   1.21%(a)  1.14%(a)   1.16%(a)   1.19%(a)   1.25%(a)
  Ratio of net investment income (loss) to
    average net assets ..........................     0.60%     0.72%      0.71%      0.84%      0.35%
  Fund turnover rate ............................      182%      141%       126%        86%        78%

                                                                    COMMON
                                                   ------------------------------------------
                                                     FOR THE YEAR ENDED      FOR THE PERIOD
                                                          AUGUST 31,        NOVEMBER 1, 1996*
                                                   ----------------------     to August 31,
                                                    1999            1998          1997
                                                   -------         ------   -----------------
Net asset value, beginning of period ............  $ 22.56         $22.17        $19.67
                                                   -------         ------        ------
  Income from investment operations
    Net investment income .......................     0.12(DAGGER)   0.03          0.36
    Net gain/(loss) on investments and foreign
      currency transactions (both realized and
      unrealized) ...............................     2.83           3.29          2.40
                                                   -------         ------        ------
    Total from investment operations ............     2.95           3.32          2.76
                                                   -------         ------        ------
  Less Distributions
    Dividends from net investment income ........    (0.27)            --         (0.26)
    Distributions from capital gains ............    (1.99)         (2.93)           --
                                                   -------         ------        ------
    Total distributions .........................    (2.26)         (2.93)        (0.26)
                                                   -------         ------        ------
Net asset value, end of period                     $ 23.25         $22.56        $22.17
                                                   =======         ======        ======
Total return ....................................   13.52%         16.33%      14.14%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ......  $ 8,776         $1,620        $  147
  Ratio of expenses to average net assets .......  1.50%(a)       1.40%(a)   1.43%(a)(b)
  Ratio of net investment income (loss) to
    average net assets ..........................    0.31%          0.58%       1.15%(b)
  Fund turnover rate ............................     182%           141%        126%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.23%, 1.25%, 1.22% and 1.26% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.51% and 1.48% for the years ended August 31, 1999 and 1998, respectively, and 1.53% annualized for the period ended August 31, 1997.

(b)      Annualized.

(c)      Not annualized.

(d)      Redemption fees not reflected in total return.

*        Inception Date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                  See Accompanying Notes to Financial Statements.

                             THE WARBURG PINCUS FUNDS
                             EMERGING MARKETS II FUND
                               FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        INSTITUTIONAL
                                                   -------------------------------------------------------

                                                               FOR THE YEAR ENDED AUGUST 31,
                                                   -------------------------------------------------------
                                                     1999            1998      1997       1996      1995
                                                   --------         -------   -------   -------   -------
Net asset value, beginning of period ............   $ 10.44         $ 19.64   $ 18.20   $ 17.67   $  24.58
                                                    -------         -------   -------   -------   -------
  Income from investment
    operations
    Net investment income .......................      0.08(DAGGER)    0.12      0.21      0.10       0.02
    Net gain/(loss) on investments and
      foreign currency transactions (both
      realized and unrealized) ..................      4.57           (8.08)     1.30      0.48      (5.94)
                                                    -------         -------   -------   -------   --------
    Total from investment operations ............      4.65           (7.96)     1.51      0.58      (5.92)
                                                    -------         -------   -------   -------   --------
  Less Distributions
    Dividends from net investment
      income ....................................        --           (0.20)    (0.07)    (0.05)     (0.07)
    Distributions from capital gains ............        --           (0.17)       --        --      (0.92)
    Return of Capital ...........................     (0.21)          (0.87)       --        --         --
                                                    -------         -------   -------   -------   --------
    Total distributions .........................     (0.21)          (1.24)    (0.07)    (0.05)     (0.99)
                                                    -------         -------   -------   -------   --------
Net asset value, end of period ..................   $ 14.88         $ 10.44   $ 19.64   $ 18.20   $  17.67
                                                    =======         =======   =======   =======   ========
Total return ....................................    45.12%        (42.96)%     8.31%   3.33%(d)(24.42)%(d)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ......   $ 5,972         $24,217   $83,012   $114,691  $128,323
  Ratio of expenses to average net assets .......   1.48%(a)        1.50%(a)  1.49%(a)  1.49%(a)   1.50%(a)
  Ratio of net investment income (loss) to
    average net assets ..........................     0.66%           0.61%     0.99%     0.63%      0.02%
  Fund turnover rate ............................      230%            179%      147%       79%        79%

                                                                      COMMON
                                                    ------------------------------------------
                                                     FOR THE YEAR ENDED       FOR THE PERIOD
                                                          AUGUST 31,         NOVEMBER 1, 1996*
                                                    ----------------------      to August 31,
                                                     1999            1998           1997
                                                    ------          ------   -----------------
Net asset value, beginning of period ............   $10.48          $19.60        $18.08
                                                    ------          ------        ------
  Income from investment
    operations
    Net investment income .......................     0.04            0.03          0.18
    Net gain/(loss) on investments and
      foreign currency transactions (both
      realized and unrealized) ..................     4.58           (7.99)        1.40
                                                    ------          ------        ------
    Total from investment operations ............     4.62           (7.96)         1.58
                                                    ------          ------        ------
  Less Distributions
    Dividends from net investment
      income ....................................       --           (0.12)        (0.06)
    Distributions from capital gains ............       --           (0.17)           --
    Return of Capital ...........................    (0.19)          (0.87)           --
                                                     ------         ------        ------
    Total distributions .........................    (0.19)          (1.16)        (0.06)
                                                    ------          ------        ------
Net asset value, end of period ..................   $14.91          $10.48        $19.60
                                                    ======          ======        ======
Total return ....................................   44.67%        (42.86)%       8.76%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ......   $  953          $  636        $    4
  Ratio of expenses to average net assets .......  1.75%(a)        1.75%(a)   1.75%(a)(b)
  Ratio of net investment income (loss) to
    average net assets ..........................    0.28%           1.08%       0.88%(b)
  Fund turnover rate ............................     230%            179%        147%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.13%, 2.01%, 1.63%, 1.62%, and 1.61% for the three years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.42% and 2.33% for the years ended August 31, 1999 and 1998, respectively, and 1.88% annualized for the period ended August 31, 1997.

(b)      Annualized.

(c)      Not annualized.

(d)      Redemption fees not reflected in total return.

*        Inception date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                  See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                              EUROPEAN EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          INSTITUTIONAL            COMMON
                                                                       ------------------    ------------------
                                                                         FOR THE PERIOD        FOR THE PERIOD
                                                                        JANUARY 28, 1999*     JANUARY 28, 1999*
                                                                       TO AUGUST 31, 1999    TO AUGUST 31, 1999
                                                                       ------------------    ------------------
Net asset value, beginning of period ........................                 $10.00               $ 10.00
                                                                              ------               -------
  Income from investment operations
    Net investment income ...................................                   0.09                  0.08
    Net loss on investments and foreign currency transactions
      (both realized and unrealized) ........................                  (0.29)                (0.29)
                                                                              ------               -------
    Total from investment operations ........................                  (0.20)                (0.21)
                                                                              ------               -------
  Less Distributions
    Dividends from net investment income ....................                     --                    --
    Distributions from capital gains ........................                     --                    --
                                                                              ------               -------
    Total distributions .....................................                     --                    --
                                                                              ------               -------
Net asset value, end of period ..............................                 $ 9.80               $  9.79
                                                                              ======               =======
  Total return ..............................................              (2.00)%(c)            (2.10)%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ..................                 $   98               $24,588
  Ratio of expenses to average net assets ...................             1.16%(a)(b)           1.46%(a)(b)
  Ratio of net investment income (loss) to average net assets                1.67%(b)              1.41%(b)
  Fund turnover rate ........................................                 161%(c)               161%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.29% annualized for the period ended August 31, 1999.
    Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.64% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                              U.S. CORE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           INSTITUTIONAL                             COMMON
                                                   --------------------------------------------------------   ------------------
                                                                                             FOR THE YEAR
                                                       FOR THE YEAR ENDED AUGUST 31,       AUGUST 31, 1994*     FOR THE PERIOD
                                                   -------------------------------------    TO AUGUST 31,      OCTOBER 30, 1998*
                                                     1999      1998      1997      1996         1995          TO AUGUST 31, 1999
                                                   --------  -------   -------   -------   ----------------   ------------------
Net asset value, beginning of period ............  $ 21.73   $ 24.40   $ 19.05   $ 17.86       $ 15.00             $25.22
                                                   -------   -------   -------   -------       -------             ------
  Income from investment operations
    Net investment income .......................     0.07      0.01      0.14      0.20          0.22               0.04
    Net gain on investments
      (both realized and unrealized) ............     7.56      0.88      6.82      2.81          2.72               4.05
                                                   -------   -------   -------   -------       -------             ------
    Total from investment operations ............     7.63      0.89      6.96      3.01          2.94               4.09
                                                   -------   -------   -------   -------       -------             ------
  Less Distributions
    Dividends from net investment income ........    (0.04)    (0.13)    (0.20)    (0.21)        (0.08)             (0.04)
    Distributions from capital gains ............    (9.74)    (3.43)    (1.41)    (1.61)           --              (9.74)
                                                   -------   -------   -------   -------       -------             ------
    Total distributions .........................    (9.78)    (3.56)    (1.61)    (1.82)        (0.08)             (9.78)
                                                   -------   -------   -------   -------       -------             ------
Net asset value, end of period ..................  $ 19.58   $ 21.73   $ 24.40   $ 19.05       $ 17.86             $19.53
                                                   =======   =======   =======   =======       =======             ======
Total return ....................................   38.07%     3.18%    38.32%    17.59%        19.75%           18.67%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ......  $70,081   $63,514   $86,182   $59,015       $31,644             $  134
  Ratio of expenses to average net assets .......  0.99%(a)  1.00%(a)  1.00%(a)  1.00%(a)      1.00%(a)        1.26%(a)(b)
  Ratio of net investment income (loss)
    to average net assets .......................    0.32%     0.23%     0.67%     1.25%         1.59%            0.02%(b)
  Fund turnover rate ............................     110%      164%       93%      127%          123%             110%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.22%, 1.18%, 1.18%, 1.34% and 1.51% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995 respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.51% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                         GLOBAL TELECOMMUNICATIONS FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                   COMMON
                                                                            -------------------------------------------------
                                                                               FOR THE YEAR ENDED             FOR THE PERIOD
                                                                                   AUGUST 31,               DECEMBER 4, 1996*
                                                                            --------------------------        TO AUGUST 31,
                                                                               1999              1998              1997
                                                                              -------           ------      -----------------
Net asset value, beginning of period ....................................     $ 20.54           $17.30            $15.00
                                                                              -------           ------            ------
  Income from investment operations
    Net investment income/(loss) ........................................       (0.04)           (0.01)             0.02
    Net gain on investments and foreign currency transactions
      (both realized and unrealized) ....................................       23.56             4.29              2.28
                                                                              -------           ------            ------
    Total from investment operations ....................................       23.52             4.28              2.30
                                                                              -------           ------            ------
  Less Distributions
    Dividends from net investment income ................................          --               --                --
    Distributions from capital gains ....................................       (2.84)           (1.04)               --
                                                                              -------           ------            ------
    Total distributions .................................................       (2.84)           (1.04)               --
                                                                              -------           ------            ------
Net asset value, end of period ..........................................     $ 41.22           $20.54            $17.30
                                                                              =======           ======            ======
Total return ............................................................     120.73%           25.38%          15.33%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ..............................     $65,165            $ 718             $ 569
  Ratio of expenses to average net assets ...............................     1.65%(a)         1.65%(a)       1.65%(a)(b)
  Ratio of net investment income (loss) to average net assets ...........     (0.35)%          (0.03)%           0.16%(b)
  Fund turnover rate ....................................................        203%             169%             43%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.52% and 6.86% for the years ended August 31, 1999 and 1998 and 8.38% annualized for the period ended August 31, 1997.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                        SELECT ECONOMIC VALUE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               INSTITUTIONAL                  COMMON
                                                                       ------------------------------   ------------------
                                                                       FOR THE YEAR    FOR THE PERIOD
                                                                           ENDED       JULY 31, 1998*     FOR THE PERIOD
                                                                        AUGUST 31,      TO AUGUST 31,    OCTOBER 30, 1998*
                                                                           1999             1998        TO AUGUST 31, 1999
                                                                       ------------    --------------   ------------------
Net asset value, beginning of period ...............................     $  13.17         $ 15.00             $15.95
                                                                         --------         -------             ------
  Income from investment operations
    Net investment income ..........................................         0.08            0.01               0.02
    Net gain/(loss) on investments (both realized and unrealized) ..         6.92           (1.84)              4.16
                                                                         --------         -------             ------
    Total from investment operations ...............................         7.00           (1.83)              4.18
                                                                         --------         -------             ------
  Less Distributions
    Dividends from net investment income ...........................        (0.02)             --              (0.02)
    Distributions from capital gains ...............................           --              --                 --
                                                                         --------         -------             ------
    Total distributions ............................................        (0.02)             --              (0.02)
                                                                         --------         -------             ------
Net asset value, end of period .....................................     $  20.15         $ 13.17             $20.11
                                                                         ========         =======             ======
Total return .......................................................       53.21%      (12.20)%(c)          26.19%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) .........................     $ 35,394         $22,659                $95
  Ratio of expenses to average net assets ..........................      0.99%(a)     1.00%(a)(b)        1.29%(a)(b)
  Ratio of net investment income (loss) to average net assets ......        0.47%         0.92%(b)           0.17%(b)
  Fund turnover rate ...............................................         209%           52%(c)            209%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.42% for the year ended August 31, 1999 and 1.30% annualized for the period ended August 31, 1998.
    Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.74% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                         LONG-SHORT MARKET NEUTRAL FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      INSTITUTIONAL                 COMMON
                                                                             ------------------------------   ------------------
                                                                             FOR THE YEAR    FOR THE PERIOD
                                                                                 ENDED       JULY 31, 1998*     FOR THE PERIOD
                                                                              AUGUST 31,      TO AUGUST 31,   SEPTEMBER 8, 1998*
                                                                                 1999             1998        TO AUGUST 31, 1999
                                                                             ------------    --------------   ------------------
Net asset value, beginning of period ......................................     $15.27           $15.00            $ 15.19
                                                                                ------           ------            -------
  Income from investment operations
    Net investment income .................................................       0.39(DAGGER)     0.05               0.32(DAGGER)
    Net gain/(loss) on investments and securities sold short
      (both realized and unrealized) ......................................      (1.25)            0.22              (1.12)
                                                                                ------           ------            -------
    Total from investment operations ......................................      (0.86)            0.27              (0.80)
                                                                                ------           ------            -------
  Less Distributions
    Dividends from net investment income ..................................      (0.07)              --              (0.07)
    Distributions from capital gains ......................................      (0.13)              --              (0.13)
                                                                                ------           ------            -------
    Total distributions ...................................................      (0.20)              --              (0.20)
                                                                                ------           ------            -------
Net asset value, end of period ............................................     $14.21           $15.27            $ 14.19
                                                                                ======           ======            =======
Total return ..............................................................    (5.68)%          1.80%(c)         (5.33)%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ................................     $5,901           $6,302            $ 1,885
  Ratio of expenses to average net assets (including dividend expense) ....    3.33%(a)      4.32%(a)(b)        3.40%(a)(b)
  Ratio of expenses to average net assets (excluding dividend expense) ....    2.00%(a)      2.00%(a)(b)        2.24%(a)(b)
  Ratio of net investment income (loss) to average net assets .............      2.65%          1.96%(b)           2.46%(b)
  Fund turnover rate ......................................................       705%           130%(c)              705%

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 2.56% (excluding dividend expense) and 3.93% (including dividend expense) for the year ended August 31, 1999 and 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998.
         Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 2.84% (excluding dividend expense) and 4.00% (including dividend expense) annualized for the period ended August 31, 1999.

(b)      Annualized.

(c)      Not Annualized.

*        Inception Date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                             LONG-SHORT EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    INSTITUTIONAL             COMMON
                                                                                 -------------------    ------------------
                                                                                   FOR THE PERIOD         FOR THE PERIOD
                                                                                 SEPTEMBER 11, 1998*     OCTOBER 30, 1998*
                                                                                 TO AUGUST 31, 1999     TO AUGUST 31, 1999
                                                                                 -------------------    ------------------
Net asset value, beginning of period .........................................         $15.00                  $15.72
                                                                                       ------                  ------
  Income from investment operations
    Net investment loss ......................................................          (0.09)(DAGGER)          (0.07)(DAGGER)
    Net gain on investments and futures (both realized and unrealized) .......           2.11                    1.31
                                                                                       ------                  ------
    Total from investment operations .........................................           2.02                    1.24
                                                                                       ------                  ------
  Less Distributions
    Distributions from capital gains .........................................          (0.21)                  (0.21)
    Return of capital ........................................................          (0.24)                  (0.24)
                                                                                       ------                  ------
    Total distributions ......................................................          (0.45)                  (0.45)
                                                                                       ------                  ------
Net asset value, end of period ...............................................         $16.57                  $16.51
                                                                                       ======                  ======
Total return .................................................................       13.42%(c)                7.82%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ...................................           $109                  $1,088
  Ratio of expenses to average net assets ....................................     2.48%(a)(b)             2.79%(a)(b)
  Ratio of net investment income (loss) to average net assets ................        0.76%(b)              (2.26)%(b)
  Fund turnover rate .........................................................         951%(c)                 951%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 4.12% annualized for the period ended August 31, 1999.
         Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 4.43% annualized for the period ended August 31, 1999.

(b)      Annualized.

(c)      Not Annualized. * Inception Date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                           U.S. CORE FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          INSTITUTIONAL                           COMMON
                                                      ---------------------------------------------------  ------------------
                                                                  FOR THE YEAR ENDED AUGUST 31,               FOR THE PERIOD
                                                      ---------------------------------------------------   OCTOBER 30, 1998*
                                                        1999      1998       1997       1996       1995    TO AUGUST 31, 1999
                                                      -------   --------   --------   --------    -------  ------------------
Net asset value, beginning of period ...............  $ 15.72   $  15.65   $  15.06   $  15.42    $ 14.77         $15.68
                                                      -------   --------   --------   --------    -------         ------
  Income from investment operations
    Net investment income ..........................     0.93       0.84       0.92       0.95       0.88           0.74
    Net gain/(loss) on investments,
      futures and foreign currency transactions
      (both realized and unrealized) ...............    (0.56)      0.33       0.76      (0.16)      0.61          (0.58)
                                                      -------   --------   --------   --------    -------         ------
    Total from investment operations ...............     0.37       1.17       1.68       0.79       1.49           0.16
                                                      -------   --------   --------   --------    -------         ------
  Less Distributions
    Dividends from net investment income ...........    (0.91)     (0.87)     (0.97)     (0.93)     (0.84)         (0.68)
    Distributions from capital gains ...............    (0.17)     (0.23)     (0.12)     (0.22)        --          (0.17)
                                                      -------   --------   --------   --------    -------         ------
    Total distributions ............................    (1.08)     (1.10)     (1.09)     (1.15)     (0.84)         (0.85)
                                                      -------   --------   --------   --------    -------         ------
Net asset value, end of period .....................  $ 15.01   $  15.72   $  15.65   $  15.06    $ 15.42         $14.99
                                                      =======   ========   ========   ========    =======         ======
Total return .......................................    2.37%      7.77%     11.53%      5.23%     10.60%        1.00%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ......... $350,844   $393,533   $177,219   $118,596    $99,250           $104
  Ratio of expenses to average net assets ..........  0.44%(a)   0.47%(a)   0.50%(a)   0.50%(a)   0.50%(a)    0.70%(a)(b)
  Ratio of net investment income (loss) to
    average net assets .............................    5.90%      5.87%      6.31%      6.43%      6.47%        5.82%(b)
  Fund turnover rate ...............................     569%       372%       372%       201%       304%         569%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been .62%, .74%, .78%, .78% and .84% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively.
    Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been .90% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                       STRATEGIC GLOBAL FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 INSTITUTIONAL                           COMMON
                                                             ---------------------------------------------------  ------------------
                                                                         FOR THE YEAR ENDED AUGUST 31,               FOR THE PERIOD
                                                             ---------------------------------------------------   OCTOBER 30, 1998*
                                                               1999      1998       1997       1996       1995    TO AUGUST 31, 1999
                                                             -------   --------   --------   --------    -------  ------------------
Net asset value, beginning of period ......................  $ 15.10    $ 15.41    $ 15.75    $ 15.67    $ 15.00         $16.10
                                                             -------    -------    -------    -------    -------         ------
  Income from investment operations
    Net investment income .................................     0.79       0.87       0.85       0.87       1.06           0.63
    Net gain/(loss) on investments, futures and foreign
      currency transactions (both realized and
      unrealized) .........................................    (0.35)     (0.25)     (0.16)      0.58       0.49          (1.26)
                                                             -------    -------    -------    -------    -------         ------
    Total from investment operations ......................     0.44       0.62       0.69       1.45       1.55          (0.63)
                                                             -------    -------    -------    -------    -------         ------
  Less Distributions
    Dividends from net investment income ..................    (0.29)     (0.45)     (0.71)     (1.22)     (0.88)         (0.28)
    Distributions from capital gains ......................    (0.28)     (0.48)     (0.32)     (0.15)        --          (0.28)
                                                             -------    -------    -------    -------    -------         ------
    Total distributions ...................................    (0.57)     (0.93)     (1.03)     (1.37)     (0.88)         (0.56)
                                                             -------    -------    -------    -------    -------         ------
Net asset value, end of period ............................  $ 14.97    $ 15.10    $ 15.41    $ 15.75    $ 15.67         $14.91
                                                             =======    =======    =======    =======    =======         ======
Total return ..............................................    2.78%      4.19%      4.48%      9.65%     10.72%      (4.09)%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ................ $ 27,342    $28,483    $44,285    $38,348    $19,565          $  18
  Ratio of expenses to average net assets .................  0.74%(a)   0.75%(a)   0.75%(a)   0.75%(a)   0.75%(a)    1.00%(a)(b)
  Ratio of net investment income (loss) to
    average net assets ....................................    4.96%      5.30%      5.31%      7.37%      7.26%        4.80%(b)
  Fund turnover rate ......................................     305%       283%        98%        87%        91%         305%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.27%, 1.17%, 0.98%, 1.07% and 1.29% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively.
    Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.56% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

* Inception Date.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                                 HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             INSTITUTIONAL                                    COMMON
                                           -----------------------------------------------  ----------------------------------------
                                                                                              FOR THE YEAR ENDED     FOR THE PERIOD
                                                    FOR THE YEAR ENDED AUGUST 31,                  AUGUST 31,      NOVEMBER 1, 1996*
                                           -----------------------------------------------  ---------------------    TO AUGUST 31,
                                             1999      1998      1997      1996      1995     1999          1998          1997
                                           -------   -------   -------   -------   -------  -------        ------   ----------------
Net asset value, beginning of period ..... $ 16.60   $ 17.08   $ 16.09   $ 15.72   $ 15.94  $ 16.62        $17.08        $16.21
                                           -------   -------   -------   -------   -------  -------        ------        ------
  Income from investment operations
    Net investment income ................    1.42      1.43      1.37      1.47      1.42     1.39(DAGGER)  1.36          0.93
    Net gain/(loss) on investments (both
      realized and unrealized) ...........   (1.33)    (0.49)     0.96      0.40     (0.30)   (1.34)        (0.45)         0.87
                                           -------   -------   -------   -------   -------  -------        ------        ------
    Total from investment
      operations .........................    0.09      0.94      2.33      1.87      1.12     0.05          0.91          1.80
                                           -------   -------   -------   -------   -------  -------        ------        ------
  Less Distributions
    Dividends from net investment
      income .............................   (1.37)    (1.42)    (1.34)    (1.50)    (1.34)   (1.29)        (1.37)        (0.93)
    Distributions from capital gains .....      --        --        --        --        --       --            --            --
                                           -------   -------   -------   -------   -------  -------        ------        ------
    Total distributions ..................   (1.37)    (1.42)    (1.34)    (1.50)    (1.34)   (1.29)        (1.37)        (0.93)
                                           -------   -------   -------   -------   -------  -------        ------        ------
    Net asset value, end of period ....... $ 15.32   $ 16.60   $ 17.08   $ 16.09   $ 15.72  $ 15.38        $16.62        $17.08
                                           =======   =======   =======   =======   =======  =======        ======        ======
Total return .............................   0.67%     5.48%    15.17%    12.42%   7.79%(d)   0.39%         5.27%      11.49%(c)
Ratios/Supplemental Data:
  Net assets, end of period
    (000s omitted) ....................... $95,129   $94,044   $92,630   $75,849  $153,621  $34,024        $  570         $  86
  Ratio of expenses to average
    net assets ........................... 0.69%(a)  0.70%(a)  0.70%(a)  0.88%(a)  1.00%(a) 0.95%(a)      0.95%(a)   0.96%(a)(b)
  Ratio of net investment income
    (loss) to average net assets .........   9.10%     8.12%     8.44%     8.92%     9.37%    8.86%         7.96%       8.13%(b)
  Fund turnover rate .....................     40%       60%       84%      143%       70%      40%           60%         84%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.04%, 1.14%, 1.13%, 1.11%, and 1.08% for the years ended August 31, 1999, 1998, 1997, 1996, and 1995 respectively. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.34% and 1.39% for the years ended August 31, 1999 and 1998, respectively, and 1.47% annualized for the period ended August 31, 1997.

(b)      Annualized.

(c)      Not annualized.

(d)      Redemption fees not reflected in total return.

*        Inception Date.

(DAGGER) Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                               MUNICIPAL BOND FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 INSTITUTIONAL                           COMMON
                                                             ------------------------------------------------     ------------------
                                                                         FOR THE YEAR ENDED AUGUST 31,               FOR THE PERIOD
                                                             ------------------------------------------------      OCTOBER 30, 1998*
                                                               1999       1998      1997      1996      1995      TO AUGUST 31, 1999
                                                             -------    -------   -------   -------   -------     ------------------
Net asset value, beginning of period ....................    $ 15.12    $ 14.84   $ 14.65   $ 15.46   $ 15.06            $15.14
                                                             -------    -------   -------   -------   -------            ------
  Income from investment operations
    Net investment income ...............................       0.67       0.70      0.72      0.73      0.71              0.54
    Net gain/(loss) on investments (both realized
      and unrealized) ...................................      (0.60)      0.40      0.65     (0.37)     0.50             (0.66)
                                                             -------    -------   -------   -------   -------            ------
    Total from investment operations ....................       0.07       1.10      1.37      0.36      1.21             (0.12)
                                                             -------    -------   -------   -------   -------            ------
  Less Distributions
    Dividends from net investment income ................      (0.68)     (0.71)    (0.72)    (0.74)    (0.76)            (0.52)
    Distributions from capital gains ....................      (0.21)     (0.11)    (0.46)    (0.43)    (0.05)            (0.21)
                                                             -------    -------   -------   -------   -------            ------
    Total distributions .................................      (0.89)     (0.82)    (1.18)    (1.17)    (0.81)            (0.73)
                                                             -------    -------   -------   -------   -------            ------
Net asset value, end of period ..........................    $ 14.30    $ 15.12   $ 14.84   $ 14.65   $ 15.46            $14.29
                                                             =======    =======   =======   =======   =======            ======
Total return ............................................      0.36%      7.62%     9.74%     2.27%     8.42%         (0.85)%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted) ..............    $22,423    $22,229   $19,810   $19,581   $48,978            $  211
  Ratio of expenses to average net assets ...............    0.99%(a)   1.00%(a)  1.00%(a)  1.00%(a)  1.00%(a)       1.26%(a)(b)
  Ratio of net investment income (loss) to
    average net assets ..................................      4.49%      4.72%     4.88%     4.62%     4.76%           4.44%(b)
  Fund turnover rate ....................................        26%        57%       43%       34%       25%             26%(c)

(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 1.43%, 1.39%, 1.37%, 1.42% and 1.19% for the years ended August 31, 1999, 1998, 1997, 1996 and 1995, respectively.
    Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 1.71% annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

                 See Accompanying Notes to Financial Statements.

                            THE WARBURG PINCUS FUNDS
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Funds covered in this report are comprised of Warburg, Pincus International Growth Fund, Inc. ("International"), Warburg, Pincus Emerging Markets II Fund, Inc. ("Emerging Markets"), Warburg, Pincus European Equity Funds, Inc. ("European Equity"), Warburg, Pincus U.S. Core Equity Fund, Inc. ("Core Equity"), Warburg, Pincus Global Telecommunications Funds, Inc.
("Global Telecommunications"), Warburg, Pincus Select Economic Value Equity Fund, Inc. ("Select Economic"), Warburg, Pincus Long-Short Market Neutral Fund, Inc. ("Long-Short Neutral"), Warburg, Pincus Long-Short Equity Fund, Inc. ("Long-Short Equity"), Warburg, Pincus U.S. Core Fixed Income Fund, Inc. ("Core Fixed"), Warburg, Pincus Strategic Global Fixed Fund, Inc. ("Global Fixed"), Warburg, Pincus High Yield Fund, Inc. ("High Yield") and Warburg, Pincus Municipal Bond Fund, Inc. ("Municipal") (each, a "Fund" and collectively, the "Funds"), which are registered under the Investment Company Act of 1940 , as amended (the "1940 Act"), as non-diversified (other than European Equity which is diversified), open-end management investment companies. Each Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of each Fund are currently offered. Common shares for each Fund bear expenses paid pursuant to a shareholder servicing and distribution at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administrative fee.

     On October 23, 1998, pursuant to an Agreement and Plan of Reorganization, each Fund (other than European Equity) acquired all of the assets and liabilities of a corresponding investment series of The RBB Fund, Inc. (each an "Acquired Fund" and collectively, the "Acquired Funds"). The acquisitions were accomplished by a tax-free exchange of the following shares of each Fund (other than European Equity), in each case for the same amount of shares of the corresponding class of the applicable Acquired Fund. Shares were reissued to shareholders at the time of the reorganization.

     FUND                             COMMON SHARES     INSTITUTIONAL SHARES
     --------------------------       -------------     --------------------
     International                      145,719              27,622,659
     Emerging Markets                    62,181               1,508,675
     Core Equity                             --               2,578,272
     Global Telecommunications           40,351                      --
     Select Economic                         --               1,755,874
     Long-Short Neutral                      --                 310,521
     Long-Short Equity                       --                   7,168
     Core Fixed                              --              25,307,129
     Global Fixed                            --               1,875,514
     High Yield                          34,314               5,655,408
     Municipal                               --               1,483,582

     The net assets of each Fund (other than European Equity) directly after the reorganization were the same as the corresponding Acquired Fund as described in the table below. Each Fund (other than European Equity) assumed the prior operating history of the corresponding Acquired Fund.

                                                             UNREALIZED
     FUND                             NET ASSETS    APPRECIATION/(DEPRECIATION)*
     --------------------------      ------------   ----------------------------
     International                   $615,300,445           $46,755,858
     Emerging Markets                  17,766,403            (4,401,793)
     Core Equity                       62,977,054             1,772,191
     Global Telecommunications            943,831               112,975
     Select Economic                   27,207,148               994,655
     Long-Short Neutral                 4,693,517                26,972
     Long-Short Equity                    109,073                (2,142)
     Core Fixed                       395,200,568            (3,009,982)
     Global Fixed                      30,261,883               526,957
     High Yield                        87,873,344            (5,030,237)
     Municipal                         22,404,233             1,280,536

     *The amount of each Fund's net assets includes the amount of unrealized appreciation/(depreciation) listed above.

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Certain of the Funds are permitted to engage in the investment strategies described in the Notes to Financial Statements. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. Please refer to each Fund's prospectus(es) and statements of additional information for a description of its investment strategies.

              A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. Each Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in each Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. Each Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. International, Emerging Markets, European Equity, Core Equity, Global Telecommunications, Select Economic, Long-Short Neutral and Long-Short Equity will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually. Core Fixed, Global Fixed and High Yield will distribute substantially all if its net realized capital gains, if any, to its shareholders at least annually and will distribute net investment income at least quarterly. Municipal will distribute substantially all of its net realized capital gains, if any, at least annually and all net investment income monthly.

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification. At August 31, 1999, International, Emerging Markets, European Equity, Global Telecommunications, Long-Short Neutral, Long-Short Equity, Core Fixed, Global Fixed, High Yield and Municipal reclassified $9,529,177, $(42,334), $(78,476), $67,581, $(2,533), $9,644,
     $248,422, $274,840, $37,862 and $71,099, respectively, from accumulated net realized gain/(loss) to undistributed net investment income. Emerging Markets, Long-Short Equity and Municipal reclassified $(202,844), $(82,601) and $373, respectively, from accumulated net investment income/(loss) to capital contributions. Emerging Markets, Core Equity, Long-Short

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Equity and Municipal reclassified $(5,371,360), $2,654,767, $(9,644) and $(11,128), respectively, from accumulated net realized gain/(loss) to capital contributions.

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by each Fund's custodian or an authorized securities depository. Long-Short Neutral had an open repurchase agreement at August 31, 1999.

              H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. Certain Fund's may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

     As of August 31, 1999, Long-Short Equity held the following futures contracts:

     FUTURES                                     EXPIRATION         CONTRACT            CONTRACT           UNREALIZED
     CONTRACTS                                      DATE             AMOUNT               VALUE            GAIN/LOSS
     -----------                                 ----------      ------------         ------------         ---------
     S&P 500 Index Futures                        09/16/99        $ 983,475            $ 989,850            $ 6,375
     S&P 500 Mini Futures                         09/17/99          197,775              197,970                195

     As of August 31, 1999, Core Fixed held the following futures contracts:

     FUTURES                                     EXPIRATION         CONTRACT            CONTRACT           UNREALIZED
     CONTRACTS                                      DATE             AMOUNT               VALUE            GAIN/LOSS
     -----------                                 ----------      ------------         ------------         ---------
     U.S. Treasury 5 Year Note Futures            12/20/99       $  6,163,110         $  6,152,438         $ (10,672)
     U.S. Treasury 10 Year Note Futures           12/20/99        (27,947,922)         (27,667,922)          280,000
     U.S. Treasury Bond Futures                   12/20/99         16,991,383           16,981,344           (10,039)
     Japan 10 Year Bond Futures                   09/08/99        (15,785,870)         (15,483,813)          302,057

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     As of August 31, 1999, Global Fixed held the following futures contracts:

     FUTURES                                     EXPIRATION         CONTRACT            CONTRACT           UNREALIZED
     CONTRACTS                                      DATE             AMOUNT               VALUE            GAIN/LOSS
     -----------                                 ----------      ------------         ------------         ---------
     U.S. Treasury 2 year Note Futures            12/29/99       $ 9,137,563          $ 9,108,000           $(29,563)
     U.S. Treasury 5 Year Note Futures            12/20/99         1,194,243            1,187,313             (6,930)
     U.S. Treasury 10 Year Note Futures           12/20/99        (3,755,414)          (3,718,219)            37,195
     Euro 10 Year Bond Futures                    09/10/99           806,555              797,543             (9,012)

              I) OPTION TRANSACTIONS -- When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option.
     When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss to underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

              J) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

              K) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Funds in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral held by each Fund with respect to such loans (including right to draw on letter of credit) at August 31, 1999 is as follows:

                                         MARKETS VALUE OF        VALUE OF
     FUND                                SECURITIES LOANED  COLLATERAL RECORDED
     -------------------------           -----------------  -------------------
     International                          $86,757,007         $91,414,446
     Emerging Markets                           165,305             171,200
     European Equity                          2,145,915           2,260,671
     Core Equity                              2,821,000           2,914,000
     Global Telecommunications                4,436,746           4,614,130
     Select Economic                          1,635,975           1,676,400

              L) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the cost of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it has sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. Long-Short Neutral and Long-Short Equity will not make a

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of its net assets.

              M) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

              Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              The   securities   exchanges  of  certain   foreign   markets  are
     substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

              In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Effective July 6, 1999, the Funds' investment adviser, Credit Suisse Asset Management became Credit Suisse Asset Management, LLC. In addition, in connection with the closing of the acquisition of Warburg Pincus Asset Management, Inc. by Credit Suisse Group, Warburg Pincus Asset Management, Inc. was merged into Credit Suisse Asset Management, LLC. Credit Suisse Asset Management had previously changed its name from BEA Associates effective January 1, 1999.

     Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the twelve Funds described herein.

     For its advisory services, CSAM is entitled to receive the following fees, computed daily and payable monthly on each Fund's average daily net assets (except Long-Short Neutral):

     FUND                                            ANNUAL RATE
     --------------------------            ----------------------------------
     International                         0.80% of average daily net assets
     Emerging Markets                      1.00% of average daily net assets
     European Equity                       1.00% of average daily net assets
     Global Telecommunications             1.00% of average daily net assets
     Select Economic                       0.75% of average daily net assets
     Long-Short Equity                     0.10% of average daily net assets
     Core Equity                           0.75% of average daily net assets
     Core Fixed                            0.375% of average daily net assets
     Global Fixed                          0.50% of average daily net assets
     High Yield                            0.70% of average daily net assets
     Municipal                             0.70% of average daily net assets

     For Long-Short Neutral, CSAM is entitled to receive from the Fund a monthly fee equal to an annual rate of 1.50% of the Fund's average daily net assets. In addition, starting in the thirteenth month of operation, CSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year. The performance adjustment fee decreased the total advisory fee by $3,395 or .50% of average daily net assets due to lower performance in comparison to the Salomon Smith Barney U.S. 1-Month Treasury Bill Index plus 5 percentage points for the twelve months ended August 31, 1999.

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any of the Funds. For the year ended August 31, 1999 advisory fees and waivers for each of the twelve investment Funds were as follows:

                                            GROSS                      NET
     FUND                               ADVISORY FEE    WAIVER     ADVISORY FEE
     --------------------------         ------------   --------    ------------
     International                       $5,508,687          --     $5,508,687
     Emerging Markets                       188,384    (120,352)        68,032
     European Equity                        152,482    (152,482)            --
     Core Equity                            517,425    (148,230)       369,195
     Global Telecommunications              194,860    (101,660)        93,200
     Select Economic                        250,313    (139,116)       111,197
     Long-Short Neutral                     291,148     (97,341)       193,807
     Long-Short Equity                        4,332      (4,332)            --
     Core Fixed                           1,436,025    (608,214)       827,811
     Global Fixed                           144,265    (144,265)            --
     High Yield                             903,069    (405,408)       497,661
     Municipal                              160,667     (95,749)        64,918

     CSAM reimbursed expenses of European Equity, Global Telecommunications, Long-Short Equity, and Global Fixed in the amounts of $19,556, $33,124, $66,605 and $3,649 respectively, for the year ended August 31, 1999.

     For its-sub-advisory services, Credit Suisse Asset Management Limited ("CSAM Limited"), an indirect, wholly-owned subsidiary of Credit Suisse Group, is entitled to receive from CSAM .30% of the daily net assets of each of Emerging Markets and Global Fixed and .50% of the average daily net assets of European Equity. For the year ended, August 31, 1999, CSAM Limited was entitled to receive $56,515, $86,559 and $76,241 from CSAM for sub-advisory services provided to Emerging Markets, Global Fixed and European Equity, respectively, all of which were waived.

     State Street Bank and Trust Company ("State Street"), serves as each Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, and PFPC, Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp., serve as each Fund's co-administrator. For administration services, each Fund, except European Equity, pays CFSI a fee calculated at an annual rate .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million. For European Equity, CFSI is entitled to recieve from the Fund a monthly fee equal to an annual rate of .10% of average daily net asset of the Common shares. No compensation is payable by the Funds to CFSI for co-administration services for the Institutional shares. CFSI may, at its discretion, voluntarily waive all or any portion of its co-administration fees for any of the Funds. For the period October 24, 1998 to August 31, 1999, co-administration fees earned by CFSI on the Common shares were as follows:

                                       GROSS                          NET
     FUND                       ADMINISTRATION FEE   WAIVER   ADMINISTRATION FEE
     -------------------------  ------------------   -------  ------------------
     International                    $ 9,292        $    --         $9,292
     Emerging Markets                     377           (142)           235
     European Equity                   15,192         (7,596)         7,596
     Core Equity                           31            (25)             6
     Global Telecommunications          9,709         (9,463)           246
     Select Economic                        9             (7)             2
     Long-Short Neutral                 5,180         (4,144)         1,036
     Long-Short Equity                  1,968             --          1,968
     Core Fixed                            22            (18)             4
     Global Fixed                           5             (4)             1
     High Yield                        12,663         (9,930)         2,733
     Municipal                             49            (40)             9

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     Prior to October 23, 1998, Provident Distributors, Inc. ("PDI") served as administrative service agent. An administrative service fee was computed daily and payable quarterly at an annual rate of .15% of the average daily net assets of each Fund's (except European Equity) corresponding portfolio of The RBB Fund.

     The administrative agent may at its discretion voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period September 1, 1998 through October 23, 1998, administrative service fees earned and waived by PDI were as follows:

                                GROSS ADMINISTRATIVE          NET ADMINISTRATIVE
     FUND                            SERVICE FEE      WAIVER      SERVICE FEE
     -------------------------  -------------------- -------- ------------------
     International                     $131,374      $(70,067)      $61,307
     Emerging Markets                     4,262        (3,409)          853
     Core Equity                         13,560       (12,656)          904
     Global Telecommunications               34           (34)           --
     Select Economic                      5,339        (4,984)          355
     Long-Short Neutral                   1,510        (1,224)          286
     Long-Short Equity                        3            (3)           --
     Core Fixed                          86,637       (80,861)        5,776
     Global Fixed                         6,441        (6,012)          429
     High Yield                          19,734       (18,418)        1,316
     Municipal                            4,874        (4,548)          326

     For administration services, PFPC currently receives a fee calculated at annual rate of .125% on each Fund's average daily net assets, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for any of the Funds. For the year ended August 31, 1999, the co-administration fees earned and waived by PFPC were as follows:

                                GROSS ADMINISTRATIVE          NET ADMINISTRATIVE
     FUND                            SERVICE FEE      WAIVER      SERVICE FEE
     -------------------------  -------------------- -------- ------------------
     International                    $860,732       $     --      $860,732
     Emerging Markets                   23,548             --        23,548
     European Equity                     2,894             --         2,894
     Core Equity                        86,237             --        86,237
     Global Telecommunications          24,357        (24,357)           --
     Select Economic                    41,719             --        41,719
     Long-Short Neutral                 24,545        (11,902)       12,643
     Long-Short Equity                   5,412             --         5,412
     Core Fixed                        286,470             --       286,470
     Global Fixed                       50,059             --        50,059
     High Yield                        161,262        (32,252)      129,010
     Municipal                          37,500             --        37,500

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     Credit Suisse Asset Management Securities, Inc. ("CSI"), also a wholly-owned subsidiary of Credit Suisse Asset Management, LLC, serves as each Fund's distributor. No compensation is payable by any Fund to CSI for its distribution services for Institutional shares. For its distribution services for the Common shares, CSI receives a fee calculated at an annual rate .25% of the average daily net assets of the Common shares of each Fund. For the year ended August 31, 1999, distribution fees earned by CSI were as follows:

     FUND                                            DISTRIBUTION FEE
     -----------------------------                   ----------------
     International                                        $47,318
     Emerging Markets                                       2,146
     European Equity                                       37,979
     Core Equity                                              157
     Global Telecommunications                             48,715
     Select Economic                                           46
     Long-Short Neutral                                    25,941
     Long-Short Equity                                      9,838
     Core Fixed                                               111
     Global Fixed                                              25
     High Yield                                            63,586
     Municipal                                                247

NOTE 3. PURCHASES AND SALES OF SECURITIES

     For the period ended August 31, 1999, purchases and sales of investment securities (other than short-term investments) were as follows:

                                          INVESTMENT SECURITIES      SHORT SECURITIES
                                    -------------------------------  ----------------
     FUND                              PURCHASES          SALES            SALES
     -----------------------------  --------------  ---------------     -----------
     International                  $1,194,403,607  $ 1,190,202,178     $        --
     Emerging Markets                   38,225,168       60,244,926              --
     European Equity                    63,543,115       39,683,207              --
     Core Equity                        73,400,111       78,539,205              --
     Global Telecommunications          89,335,347       36,815,339              --
     Select Economic                    68,474,077       67,634,656              --
     Long-Short Neutral                121,662,548       59,668,602      60,494,767
     Long-Short Equity                  34,374,838       32,274,697              --
     Core Fixed                      2,321,888,522    2,373,949,386       3,757,406
     Global Fixed Income                88,117,516       90,559,751          86,709
     High Yield                         87,338,937       49,422,453              --
     Municipal                           6,458,587        5,674,568              --

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4. CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                           INTERNATIONAL GROWTH FUND
                     ------------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL                                         COMMON
                     --------------------------------------------------   -------------------------------------------------
                         FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED         FOR THE YEAR ENDED
                           AUGUST 31, 1999          AUGUST 31, 1998          AUGUST 31, 1999            AUGUST 31, 1998
                     ------------------------  ------------------------   -----------------------    ----------------------
                        SHARES        VALUE      SHARES        VALUE      SHARES         VALUE        SHARES        VALUE
                     ---------- -------------  ----------  ------------   ----------  -----------    --------   -----------
Shares sold          11,591,187 $ 257,783,566   4,245,007  $102,490,297    3,185,532  $ 71,124,892    211,487   $ 4,990,229
Shares issued in
   reinvestment of
   dividends          2,671,406    59,839,501   3,354,933    68,910,317      127,644     2,838,791      8,163       167,087
Shares repurchased  (12,967,216) (293,781,727) (5,715,329)  (125,473,547) (3,007,619)  (66,621,836)  (154,474)   (3,642,448)
                    -----------  ------------  ----------  -------------  ----------  ------------   --------   -----------
Net increase          1,295,377  $ 23,841,340   1,884,611  $  45,927,067     305,557  $  7,341,847     65,176   $ 1,514,868
                    ===========  ============  ==========  =============  ==========  ============   ========   ===========

                                                           EMERGING MARKETS II FUND
                     ------------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL                                         COMMON
                     --------------------------------------------------   -------------------------------------------------
                         FOR THE YEAR ENDED       FOR THE YEAR ENDED        FOR THE YEAR ENDED         FOR THE YEAR ENDED
                           AUGUST 31, 1999          AUGUST 31, 1998           AUGUST 31, 1999            AUGUST 31, 1998
                     ------------------------  ------------------------   ----------------------     ----------------------
                        SHARES        VALUE      SHARES        VALUE        SHARES        VALUE        SHARES       VALUE
                     ----------  ------------  ----------  ------------   ----------   ---------     --------    ----------
Shares sold             46,493   $    584,900     102,528  $  1,830,455     69,187     $ 952,603       93,287    $1,457,394
Shares issued in
   reinvestment of
   dividends            27,063        308,248     245,801     4,154,034         60           690           46           775
Shares repurchased  (1,991,203)   (25,992,240) (2,256,500)  (35,760,759)   (66,044)     (959,369)     (32,820)     (571,277)
                    ----------   ------------  ----------  ------------   --------     ---------     --------    ----------
Net increase/
  (decrease)        (1,917,647)  $(25,099,092) (1,908,171) $(29,776,270)     3,203     $  (6,076)      60,513    $  886,892
                    ==========   ============  ==========  ============   ========     =========     ========    ==========

                                                  EUROPEAN EQUITY FUND
                        ---------------------------------------------------------------------
                                  INSTITUTIONAL                          COMMON
                        --------------------------------    ---------------------------------
                        FOR THE PERIOD JANUARY 28, 1999*    FOR THE PERIOD  JANUARY 28, 1999*
                            THROUGH AUGUST 31, 1999               THROUGH AUGUST 31, 1999
                        --------------------------------    ---------------------------------
                        SHARES                    VALUE       SHARES                 VALUE
                        ------                  --------    ----------           ------------
Shares sold             10,003                  $100,030     4,115,201           $ 40,639,910
Shares issued in
   reinvestment of
   dividends                --                        --            --                     --
Shares repurchased          --                        --    (1,605,450)           (15,431,585)
                        ------                  --------    ----------           ------------
Net increase            10,003                  $100,030     2,509,751           $ 25,208,325
                        ======                  ========    ==========           ============

*Inception Date.

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4. CAPITAL SHARES (CONTINUED)

                                                            U.S. CORE EQUITY FUND
                           ---------------------------------------------------------------------------------------
                                                INSTITUTIONAL                             COMMON
                           ----------------------------------------------------   --------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED       FOR THE PERIOD OCTOBER 30, 1998*
                               AUGUST 31, 1999             AUGUST 31, 1998              THROUGH AUGUST 31, 1999
                           -----------------------    -------------------------   --------------------------------
                             SHARES       VALUE         SHARES         VALUE      SHARES                    VALUE
                           ---------  ------------    ----------   ------------   ------                  --------
Shares sold                  251,693  $  5,039,021       682,212   $ 16,949,211    9,123                  $193,824
Shares issued in
    reinvestment of
    dividends              1,230,678    22,619,857       568,713     12,778,985      156                     2,861
Shares repurchased          (827,554)  (18,062,739)   (1,859,405)   (46,573,171)  (2,433)                  (63,918)
                          ----------  ------------    ----------   ------------   ------                  --------
Net increase/(decrease)      654,817  $  9,596,139      (608,480)  $(16,844,975)   6,846                  $132,767
                          ==========  ============    ==========   ============   ======                  ========

                               GLOBAL TELECOMMUNICATIONS FUND
                         -----------------------------------------------
                                           COMMON
                         -----------------------------------------------
                           FOR THE YEAR ENDED       FOR THE YEAR ENDED
                             AUGUST 31, 1999          AUGUST 31, 1998
                         -----------------------   ---------------------
                          SHARES        VALUE      SHARES        VALUE
                         ---------  ------------   -------     ---------
Shares sold              1,820,386  $ 68,055,242    18,229     $ 414,135
Shares issued in
   reinvestment of
   dividends                 5,883       167,194     2,037        37,921
Shares repurchased        (280,472)  (10,725,448)  (18,228)     (407,258)
                         ---------  ------------   -------     ---------
Net increase             1,545,797  $ 57,496,988     2,038     $  44,798
                         =========  ============   =======     =========

                                                   SELECT ECONOMIC VALUE EQUITY FUND
                        ----------------------------------------------------------------------------------------
                                              INSTITUTIONAL                                   COMMON
                        ----------------------------------------------------    --------------------------------
                         FOR THE YEAR ENDED    FOR THE PERIOD JULY 31, 1998*    FOR THE PERIOD OCTOBER 30, 1998*
                           AUGUST 31, 1999       THROUGH AUGUST 31, 1998            THROUGH AUGUST 31, 1999
                        --------------------   -----------------------------    --------------------------------
                         SHARES     VALUE        SHARES             VALUE       SHARES                    VALUE
                        --------  ----------   ---------         -----------    ------                  --------
Shares sold              420,175  $ 7,478,114  1,721,030         $25,813,705    5,210                   $102,064
Shares issued in
   reinvestment of
   dividends               2,776       49,578         --                  --       --                         --
Shares repurchased      (387,514)  (7,367,592)        --                  --     (479)                    (8,302)
                        --------  -----------  ---------         -----------    -----                   --------
Net increase              35,437  $   160,100  1,721,030         $25,813,705    4,731                   $ 93,762
                        ========  ===========  =========         ===========    =====                   ========

                                                         LONG-SHORT MARKET NEUTRAL FUND
                        ---------------------------------------------------------------------------------------------
                                              INSTITUTIONAL                                       COMMON
                        --------------------------------------------------------    ---------------------------------
                           FOR THE YEAR ENDED      FOR THE PERIOD JULY 31, 1998*    FOR THE PERIOD SEPTEMBER 8, 1998*
                             AUGUST 31, 1999          THROUGH AUGUST 31, 1998            THROUGH AUGUST 31, 1999
                        -------------------------  -----------------------------    ---------------------------------
                          SHARES        VALUE        SHARES              VALUE        SHARES                VALUE
                        ----------   ------------  ---------          ----------    ----------           ------------
Shares sold              2,702,645   $ 40,468,228    412,744          $6,191,423     3,454,318           $ 51,387,127
Shares issued in
    reinvestment of
    dividends                5,561         82,361         --                  --        16,915                250,336
Shares repurchased      (2,705,769)   (39,525,343)        --                  --    (3,338,435)           (49,530,584)
                        ----------   ------------  ---------          ----------    ----------           ------------
Net increase                 2,437   $  1,025,246    412,744          $6,191,423       132,798           $  2,106,879
                        ==========   ============  =========          ==========    ==========           ============

*Inception Date.

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 4. CAPITAL SHARES (CONTINUED)

                                                     LONG-SHORT EQUITY FUND
                           -----------------------------------------------------------------------
                                      INSTITUTIONAL                             COMMON
                           ----------------------------------     --------------------------------
                           FOR THE PERIOD SEPTEMBER 11, 1998*     FOR THE PERIOD OCTOBER 30, 1998*
                                THROUGH AUGUST 31, 1999               THROUGH AUGUST 31, 1999
                           ----------------------------------     --------------------------------
                           SHARES                     VALUE          SHARES              VALUE
                           -------                -----------     ----------          ------------
Shares sold                 65,686                $ 1,009,786      2,009,319          $ 35,443,765
Shares issued in
   reinvestment of
   dividends                 1,757                     29,512             43                   720
Shares repurchased         (60,851)                (1,011,801)    (1,943,452)          (33,502,061)
                           -------                -----------     ----------          ------------
Net increase                 6,592                $    27,497         65,910          $  1,942,424
                           =======                ===========     ==========          ============

                                                            U.S. CORE FIXED INCOME FUND
                           ---------------------------------------------------------------------------------------
                                                INSTITUTIONAL                                   COMMON
                           ----------------------------------------------------   --------------------------------
                                FOR THE YEAR ENDED          FOR THE YEAR ENDED     FOR THE PERIOD OCTOBER 30, 1998*
                                 AUGUST 31, 1999             AUGUST 31, 1998              THROUGH AUGUST 31, 1999
                           --------------------------   ------------------------  --------------------------------
                             SHARES          VALUE         SHARES      VALUE      SHARES                    VALUE
                           -----------  -------------   ----------  ------------  ------                  --------
Shares sold                 16,356,857  $ 252,861,810   15,080,236  $237,240,219  10,093                  $155,782
Shares issued in
   reinvestment of
   dividends                 1,697,821     26,132,715      906,263    14,074,352     135                     2,031
Shares repurchased         (19,716,018)  (305,132,292)  (2,268,321)  (35,611,876) (3,294)                  (49,547)
                           -----------  -------------   ----------  ------------  ------                  --------
Net increase/(decrease)     (1,661,340) $ (26,137,767)  13,718,178  $215,702,695   6,934                  $108,266
                           ===========  =============   ==========  ============  ======                  ========

                                                         STRATEGIC GLOBAL FIXED INCOME FUND
                              ------------------------------------------------------------------------------------
                                                   INSTITUTIONAL                               COMMON
                              --------------------------------------------------  --------------------------------
                                FOR THE YEAR ENDED         FOR THE YEAR ENDED     FOR THE PERIOD OCTOBER 30, 1998*
                                 AUGUST 31, 1999            AUGUST 31, 1998              THROUGH AUGUST 31, 1999
                              -----------------------   ------------------------  --------------------------------
                               SHARES        VALUE         SHARES      VALUE      SHARES                    VALUE
                              --------    -----------   ----------  ------------  ------                  --------
Shares sold                     56,355    $   891,603      227,215  $  3,505,185   2,478                  $ 38,282
Shares issued in
   reinvestment of
   dividends                    68,272      1,075,528      147,509     2,200,318       4                        55
Shares repurchased            (184,373)    (2,889,584)  (1,361,892)  (20,772,949) (1,251)                  (19,035)
                              --------    -----------   ----------  ------------  ------                  --------
Net increase/(decrease)        (59,746)   $  (922,453)    (987,168) $(15,067,446)  1,231                  $ 19,302
                              ========    ===========   ==========  ============  ======                  ========

                                                                  HIGH YIELD FUND
                     ------------------------------------------------------------------------------------------------------
                                        INSTITUTIONAL                                         COMMON
                     --------------------------------------------------   -------------------------------------------------
                         FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED         FOR THE YEAR ENDED
                           AUGUST 31, 1999          AUGUST 31, 1998          AUGUST 31, 1999            AUGUST 31, 1998
                     ------------------------  ------------------------   -----------------------    ----------------------
                        SHARES        VALUE      SHARES        VALUE      SHARES         VALUE        SHARES        VALUE
                     ---------- -------------  ----------  ------------   ----------  -----------    --------   -----------
Shares sold           2,505,861  $ 39,359,915   2,248,712  $ 38,970,312    2,499,612  $39,264,516     266,018   $ 4,697,209
Shares issued in
   reinvestment of
   dividends            508,551     7,926,308     416,842     7,175,130      105,404    1,641,508       9,315       162,504
Shares repurchased   (2,470,735)  (38,614,790) (2,423,467)  (41,922,050)    (427,403)  (6,757,008)   (246,118)   (4,271,516)
                     ----------  ------------  ----------  ------------    ---------  -----------    --------   -----------
Net increase            543,677  $  8,671,433     242,087  $  4,223,392    2,177,613  $34,149,016      29,215   $   588,197
                     ==========  ============  ==========  ============    =========  ===========    ========   ===========

*Inception Date.

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4. CAPITAL SHARES (CONTINUED)

                                                                MUNICIPAL BOND FUND
                              ------------------------------------------------------------------------------------
                                                   INSTITUTIONAL                               COMMON
                              --------------------------------------------------  --------------------------------
                                FOR THE YEAR ENDED         FOR THE YEAR ENDED     FOR THE PERIOD OCTOBER 30, 1998*
                                 AUGUST 31, 1999            AUGUST 31, 1998             THROUGH AUGUST 31, 1999
                              -----------------------   ------------------------  --------------------------------
                               SHARES        VALUE        SHARES        VALUE     SHARES                    VALUE
                              --------    -----------   ----------   -----------  ------                  --------
Shares sold                    179,990    $ 2,675,315     217,663    $ 3,269,230  15,816                  $236,022
Shares issued in
   reinvestment of
   dividends                    86,580      1,287,465      70,888      1,064,203     279                     4,072
Shares repurchased            (168,278)    (2,507,954)   (153,265)    (2,304,613) (1,335)                  (20,081)
                              --------    -----------    --------    -----------  ------                  --------
Net increase                    98,292    $ 1,454,826     135,286    $ 2,028,820  14,760                  $220,013
                              ========    ===========    ========    ===========  ======                  ========

*Inception Date.

     On August 31, 1999, the number of shareholders that held 5% or more of the outstanding shares are as follows:

                                                      NUMBER OF     APPROXIMATE PERCENTAGE
                                                    SHAREHOLDERS    OF OUTSTANDING SHARES
                                                    ------------    ----------------------
     International Institutional shares                   4                24.90%
     International Common shares                          3                89.83
     Emerging Markets Institutional shares                4                89.49
     Emerging Markets Common shares                       3                89.74
     European Equity Institutional shares                 1                99.97
     European Equity Common shares                        1                81.40
     Core Equity Institutional shares                     5                78.17
     Core Equity Common shares                            5                49.42
     Select Economic Value Institutional Shares           2                94.03
     Select Economic Value Common Shares                  5                84.94
     Long-Short Market Neutral Institutional shares       7                81.02
     Long-Short Market Neutral Common shares              4                94.94
     Long-Short Equity Institutional shares               1               100.00
     Long-Short Equity Common shares                      1                91.44
     Core Fixed Institutional shares                      6                43.89
     Core Fixed Common shares                             1                94.19
     Global Fixed Institutional shares                    3                96.34
     Global Fixed Common shares                           2                97.30
     High Yield Institutional shares                      4                59.93
     High Yield Common shares                             3                87.84
     Municipal Institutional shares                       4                70.71
     Municipal Common shares                              2                99.52

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5. RESTRICTED SECURITIES

     One of International's investments is restricted as to resale and is valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value available. The table below shows the number of shares held, the acquisition date, value as of August 31, 1999, percentage of net assets which the security comprises, aggregate cost and unit value of the security.

                                 NUMBER OF      ACQUISITION     08/31/99     PERCENTAGE OF      SECURITY       VALUE PER
                                  SHARES           DATE        FAIR VALUE     NET ASSETS          COST           UNIT
                                 ---------      -----------    ----------    -------------     ----------      ---------
Geotek Communications, Inc.
   Series M                         600           5/26/95         0.00            0.0%         $6,000,000        0.000
                                                                  ----                         ----------
                                                                  0.00                         $6,000.000
                                                                  ====                         ==========

NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS

     The Funds will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk or to enhance total return. Each Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the U.S. dollar value of securities denominated in foreign currencies that it already owns. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either transactions or portfolio positions.

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund's policy is to include this portion of realized and unrealized gains and losses on investments that result from foreign currency changes with other foreign currency gains and losses on the Statement of Operations.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of each Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparty to the contract is unable to meet the terms of their contract. During the year ended August 31, 1999, Global Fixed and Core Fixed entered into forward foreign currency contracts. Core Fixed had no open forward foreign contracts at August 31, 1999.

     The Global Fixed had open forward foreign currency contracts at August 31, 1999 as follows:

                                                 FOREIGN                                            UNREALIZED
     FORWARD CURRENCY         EXPIRATION        CURRENCY           CONTRACT        CONTRACT       FOREIGN EXCHANGE
        CONTRACT                 DATE          TO BE SOLD           AMOUNT           VALUE           GAIN/(LOSS)
     -------------------      ----------       -----------        ----------      ----------      ----------------
     Danish Krona              09/28/99        $ 5,579,200        $  783,926      $  792,394         $  (8,468)
     Euro                      09/15/99          1,360,092         1,415,427       1,441,417           (25,990)
     Great Britain Pound       09/15/99            600,000           932,913         965,808           (32,895)
                                                                  ----------      ----------         ---------
                                                                  $3,132,266      $3,199,619         $ (67,353)
                                                                  ==========      ==========         =========

                            THE WARBURG PINCUS FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

                                                 FOREIGN                                                UNREALIZED
     FORWARD CURRENCY         EXPIRATION         CURRENCY             CONTRACT        CONTRACT       FOREIGN EXCHANGE
        CONTRACT                 DATE        TO BE PURCHASED           AMOUNT           VALUE           GAIN/(LOSS)
     -------------------      ----------     ---------------        -----------     -----------      ----------------
     Canadian Dollar           09/10/99            533,255          $   359,337     $   356,516          $ (2,821)
     Euro                      09/10/99          3,794,314            3,954,813       4,019,485            64,672
     Euro                      09/15/99          3,444,338            3,602,912       3,650,287            47,375
     Japanese Yen              11/10/99        212,948,837            1,876,201       1,970,713            94,512
     Swedish Krona             09/10/99          4,939,859              573,070         600,713            27,643
                                                                    -----------     -----------          --------
                                                                    $10,366,333     $10,597,714          $231,381
                                                                    ===========     ===========          ========

NOTE 7. LINE OF CREDIT

     The Funds, together with other funds advised by CSAM, have established a $250 million committed line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of
 .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal funds rate plus .50%. During the period ended August 31, 1999, the following fund had borrowings under the line of credit agreement:

                     AVERAGE DAILY     AVERAGE         MAXIMUM DAILY   LOAN OUTSTANDING
     PORTFOLIO       LOAN BALANCE   INTEREST RATE %  LOAN OUTSTANDING     AT 8/31/99
     ----------      -------------  ---------------  ----------------  ----------------
     High Yield        $516,986         5.67%           $10,500,000          $0

NOTE 8. CAPITAL LOSS CARRYOVER

     At August 31, 1999, capital loss carryovers were available to offset future realized gains as follows: $20,719,643 in Emerging Markets of which $88,398 expires in 2003, $9,829,561 expires in 2004, $68,462 expires in 2006 and
$10,733,222 expires in 2007; $183,151 in Global Fixed which expires in 2007; and $15,551,561 in High Yield of which $6,869,153 expires in 2001, $4,986,021 expires in 2003, $3,354,749 expires in 2005 and $341,638 expires in 2007.

                            THE WARBURG PINCUS FUNDS
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders Of The Warburg Pincus Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Warburg Pincus International Growth Fund, Warburg Pincus Emerging Markets II Fund, Warburg Pincus European Equity Fund, Warburg Pincus U.S. Core Equity Fund, Warburg Pincus Global Telecommunications Fund, Warburg Pincus Select Economic Value Equity Fund, Warburg Pincus Long-Short Market Neutral Fund, Warburg Pincus Long-Short Equity Fund, Warburg Pincus U.S. Core Fixed Income Fund, Warburg Pincus Strategic Global Fixed Income Fund, Warburg Pincus High Yield Fund and Warburg Pincus Municipal Bond Fund (all funds collectively referred to as the "Funds"), as of August 31, 1999 and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at August 31, 1999, and the results of each of their operations for the year (or period) then ended, the changes in each of their net assets for each of the two years (or periods) in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, PA
October 7, 1999

                            THE WARBURG PINCUS FUNDS
                             TAX INFORMATION LETTERS

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF WARBURG PINCUS INTERNATIONAL GROWTH FUND (UNAUDITED)

     During the fiscal year ended August 31, 1999, the International Growth Fund
- Institutional Class distributed $5,684,280 of foreign source income on which the Fund paid foreign taxes of $606,655. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code 1986, as amended the "Code", and the Treasury Regulations thereunder.

     During the fiscal year ended August 31, 1999, the International Growth Fund
- Common Class distributed $258,106 of foreign source income on which the Fund paid foreign taxes of $28,741. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Code and the Treasury Regulations thereunder.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF WARBURG PINCUS EMERGING MARKET II FUND (UNAUDITED)

     During the fiscal year ended August 31, 1999, the Emerging Market II Fund - Institutional Class distributed $371,643 of foreign source income on which the Fund paid foreign taxes of $62,881. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Code and the Treasury Regulations thereunder.

     During the fiscal year ended August 31, 1999, the Emerging Market II Fund - Common Class distributed $14,918 of foreign source income on which the Fund paid foreign taxes of $2,683. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Code and the Treasury Regulations thereunder.

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS (UNAUDITED)

     Corporate shareholders should note that for the fiscal year ended August 31, 1999, the percentage of Fund's investment income (i.e., net investment income plus short-term capital gains) that qualifies for the intercorporate dividends received deductions is as follows:

                                                            Percentage
                                                            ----------
     Warburg Pincus U.S. Core Equity Fund                      11.32%
     Warburg Pincus Select Economic Value Equity Fund         100.00%
     Warburg Pincus Long-Short Market Neutral Fund             20.78%

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF WARBURG PINCUS MUNICIPAL BOND FUND (UNAUDITED)

     In the twelve months ended August 31, 1999, (the end of the fiscal year), 75% of the dividends paid by the Fund were exempt-interest dividends for the purpose of federal income taxes and free from such taxes. In addition, none of such dividends were attributable to interest on private activity bonds which must be included in federal alternative minimum taxable income for purposes of determining liability for federal alternative minimum tax.

     In January 2000, you will be furnished with a schedule the yearly percentage breakdown by state or U.S. possession of the source of interest earned by the Fund in 1999. It is suggested that you consult your tax advisor concerning the applicability of State and local taxes to dividends paid by the Fund during the year.

                            THE WARBURG PINCUS FUNDS
                       TAX INFORMATION LETTERS (CONCLUDED)

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

     During the year ended August 31, 1999, the Funds declared the following dividends from realized capital gains:

                                                     SHORT-TERM      LONG-TERM
                                                    CAPITAL GAIN   CAPITAL GAIN
                                                      PER SHARE      PER SHARE
                                                     ----------     ----------
Warburg Pincus International Growth Fund               $0.4142        $1.5771
Warburg Pincus U.S Core Equity Fund                     2.9842         6.7583
Warburg Pincus Global Telecommunication Fund                --         2.8396
Warburg Pincus Long Short Market Neutral Fund           0.1266             --
Warburg Pincus Long-Short Equity Fund                   0.1433         0.2079
Warburg Pincus U.S. Core Fixed Income Fund              0.1537         0.0196
Warburg Pincus Strategic Global Fixed Income Fund       0.1563         0.1270
Warburg Pincus Municipal Bond Fund                      0.0397         0.1690

                            THE WARBURG PINCUS FUNDS
                              YEAR 2000 COMPLIANCE
                  NOT COVERED BY INDEPENDENT ACCOUNTANTS REPORT

     Many services provided to the Fund's and their shareholders by CSAM and certain of its affiliates ("CSAMService Providers") and the Fund's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, resulting in potential difficulty in performing various calculations ("Year 2000 Issue"). The Year 2000 could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations. It has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect the portfolios' foreign investments.

     The CSAM Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The CSAM Service Providers anticipate that their systems and those of the Fund's other service providers will be adapted in time for the Year 2000. The CSAM Service Providers have completed mission critical systems testing and have participated in industry-wide testing programs. In addition, the CSAM Service Providers are formulating a contingency plan to address the Year 2000 Issue and anticipate completion of the plan by the end of the third quarter of 1999. The CSAM Service Providers have also completed investigations of material operations of the Fund's other major service providers. The CSAM Service Providers continue to monitor the Year 2000 Issue and its potential impact on the Funds. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economics, generally.


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                                  800-222-8977


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR